Filed with the U.S. Securities and Exchange Commission on August 12, 2026

Securities Act File No. 333-294916
Investment Company Act File No. 811-24177

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.	2	[	X	]
Post-Effective Amendment No.		[		]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	2	[	X	]

(Check appropriate box or boxes.)

Muzinich Aviation Income Fund (mAIR)
(Exact Name of Registrant as Specified in Charter)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)

(414) 516-1681
(Registrant’s Telephone Number)

Alyssa M. Bernard, Secretary
Muzinich Aviation Income Fund (mAIR)
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

With copies to:

Deborah Bielicke Eades
Joseph M. Mannon
Vedder Price P.C.
222 N. LaSalle Street
Chicago, Illinois 60601

Approximate Date of Commencement of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
[X]	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
[ ]	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
[ ]	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

[ ]	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.
[ ]	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _______.
[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _______.
[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _______.

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
[X]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
[ ]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
[ ]	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act, the Fund declares that an indefinite number of its shares of beneficial interest are being registered under the Securities Act of 1933 by this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
PRELIMINARY PROSPECTUS
SUBJECT TO COMPLETION DATED AUGUST 12, 2026

Muzinich Aviation Income Fund (mAIR)
Prospectus
Supra Institutional Class – AIRSX
Institutional Class – AIRLX
Investor Class – AIRIX
[•], 2026
The Fund. The Muzinich Aviation Income Fund (mAIR) (the “Fund”) is a newly organized Delaware statutory trust. The Fund is a non-diversified, closed-end management investment company that will continuously offer its common shares of beneficial interest, no par value per share (the “Shares”), and will operate as an interval fund.
Investment Objective. The Fund seeks to provide total return primarily consisting of current income. There can be no assurance that the Fund will achieve its investment objective. See “The Fund’s Investment Objective and Strategies” and “Risks of the Fund.”
Principal Investment Strategy. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities and other investments in Aviation Assets. For purposes of the 80% policy, the Investment Manager considers “Aviation Assets” to include (i) debt secured by and/or used to finance commercial passenger and freighter aircraft and/or aircraft engines and/or other assets primarily used in the aviation industry; (ii) aviation-related corporate debt, including primary and secondary issuances of bonds, loans, securitized debt and trade claims, issued by entities or companies whose business or revenues relate primarily to the production, servicing, operation and use of commercial passenger and freighter aircraft and/or aircraft engines and the provision of passenger, cargo and aviation services, as reasonably determined by the Investment Manager; and (iii) corporate debt and equity securities of issuers whose revenues are primarily derived from, or whose assets are primarily used or invested in, the aviation industry, as reasonably determined by the Investment Manager. The Investment Manager considers the term primarily to mean at least 50% of an issuer’s revenues or assets, respectively.
The Fund seeks to achieve its investment objective by investing primarily in aviation-related debt instruments and securities. The Fund may invest in debt secured by commercial passenger and freighter aircraft and/or aircraft engines including, but not limited to, asset-backed securities, collateralized loan obligations, direct loans and syndicated loans. The Fund also will invest in debt issued by special purpose vehicles that own, finance, and lease commercial passenger and freighter aircraft and/or aircraft engines, and such debt will be secured by the leased assets or loan collateral.
The Fund may use leverage for investment purposes and may borrow money for temporary or liquidity purposes using bank borrowings or similar financing arrangements to the extent permitted by the Investment Company Act of 1940, as amended. See “Risks of the Fund—Operational and Fund Structure Risks—Leverage Risk” at page 37.
Investment Manager. The Fund’s investment manager is Muzinich & Co., Inc., a Delaware corporation. As of April 30, 2026, Muzinich had approximately $43.4 billion in assets under management.
The Offering. The Fund will continuously offer Supra Institutional Class Shares, Institutional Class Shares, and Investor Class Shares. Shares will be sold at a public offering price equal to their net asset value (“NAV”) per share, plus any applicable sales charge. The Fund is offering on a continuous basis an unlimited number of common shares of beneficial interest. See “Purchasing Shares.” The Fund has received an exemptive order from the SEC that permits the Fund to offer more than one class of Shares. Institutional Class Shares are currently being offered, and Supra Institutional Class and Investor Class Shares are available for future sale. The Fund may offer additional classes of Shares in the future.

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	Offering Price	Proceeds to Fund(1)
Supra Institutional Class Shares	Current NAV	Amount Invested at Current NAV
Institutional Class Shares	Current NAV	Amount Invested at Current NAV
Investor Class Shares	Current NAV	Amount Invested at Current NAV
1.The Fund’s organizational costs of approximately $43,500 will be borne by the Fund. The Fund’s offering expenses of approximately $97,222 will be borne by the Fund and are amortized over a 12-month period.
Interval Fund. The Fund operates as an interval fund. The Fund’s Board of Trustees (the “Board”) has adopted a fundamental investment policy, which may only be changed by a majority vote of shareholders, to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV. The Fund currently intends to offer to repurchase 5% of the Fund’s outstanding Shares quarterly. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a pro rata portion of their shares repurchased. Accordingly, although the Fund will make quarterly repurchase offers, investors should consider the Fund’s shares to be of limited liquidity. Shareholders will be notified of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. The Fund expects the first Repurchase Request Deadline to occur no later than six months after the initial effective date of this registration statement. The Fund may charge an early repurchase fee equal to up to 2% of the net asset value of Shares that are repurchased to the extent that the repurchased Shares were held by the shareholder for less than one year on a first-in, first-out basis. See “Risks of the Fund—Repurchase Offer Risk” and “Periodic Repurchase Offers.”
Investment Risks. Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund should be considered speculative and involving a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and personal financial situations and (ii) consider factors such as an investor’s net worth, income, age, risk tolerance, and liquidity needs. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of their investment.
Before buying any of the Shares, you should read the discussion of the risks of investing in the Fund in “Risks of the Fund” beginning on page 19 of this Prospectus.
•Shares are not listed for trading on any national securities exchange. Shares have no trading market, and no market is expected to develop. Even though the Fund will make periodic repurchase offers for its outstanding Shares, subject to the limitations described herein, investors should consider Shares of the Fund to be an illiquid investment.
•An investment in the Fund is not suitable for investors who need certainty about their ability to access the money they invest in the short term.
•The Fund focuses on investments in, or tied to, one or more industries that comprise the aviation sector and is subject to risks affecting the aviation sector including, among others general macroeconomic conditions, geopolitical instability, severe weather/climate change, supply chain and infrastructure disruptions, changes in fuel costs and cybersecurity risk, all of which can affect the demand for and cost of air travel.
•The Fund may invest without limit in high-yield securities, also known as “junk bonds.” High-yield securities are subject to greater credit risk, valuation risk and liquidity risk than higher-rated securities.
•The Fund may engage in leverage, which creates a heightened risk for common shareholders. SPVs through which the Fund holds Aviation-Backed Debt and Leased Aircraft Assets (each as defined below) may themselves be leveraged and the Fund will be subject to the risks of the SPVs or other intermediary vehicles through which it invests.

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•There is no assurance that the Fund will be able to make any distributions to its shareholders and, if it makes distributions, that they will not decline or that any distributions will be at any particular level or correspond to any particular yield.
•The Fund invests in complex structured investments which may subject the Fund to tax risk if it fails to comply with the requirements to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. This risk is heightened upon a risk of default of the Fund’s securities, particularly if the Fund or intermediary vehicles through which the Fund holds its investments, is forced to repossess aircraft or other physical assets securing its investments.
The U.S. Securities and Exchange Commission has neither approved nor disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing in the Fund. Please read this Prospectus carefully and retain it for future reference. Additional information about the Fund, including a Statement of Additional Information dated [•], 2026 (the “SAI”), has been filed with the SEC. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund. Copies of the SAI and the Fund’s annual and semi-annual reports, when available, may be obtained upon request, without charge, by calling 800-434-7317, by writing to the Fund at Muzinich Aviation Income Fund (mAIR), c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252 or by visiting the Fund’s website at www.MuzinichUSFunds.com. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this Prospectus. You may also access reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at www.sec.gov/edgar/search/. You may get copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.
The Fund has not authorized anyone to provide you with information other than that contained or incorporated by reference in this Prospectus. The Fund does not take any responsibility for and does not provide any assurances as to the reliability of, any other information that others may give you. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

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PROSPECTUS SUMMARY
This is only a summary and may not contain all information that you should consider before investing in Shares of the Muzinich Aviation Income Fund (mAIR) (the “Fund”). You should review the more detailed information contained in this Prospectus and in the Fund’s SAI before investing in the Fund.
The Fund
The Fund is a newly organized, non-diversified, closed-end management investment company that will continuously offer its common shares (the “Shares”). A non-diversified fund may invest a greater proportion of its assets in a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. The Fund will operate as an interval fund.
Securities Offered
The Fund will continuously offer Supra Institutional Class Shares, Institutional Class Shares, and Investor Class Shares. The Fund has received an exemptive order from the SEC that permits the Fund to offer more than one class of Shares. Institutional Class Shares are currently being offered, and Supra Institutional Class and Investor Class Shares are available for future sale. The Fund may offer additional classes of Shares in the future.
Supra Institutional Class Shares will be initially offered at $25.00 per share, and thereafter will be offered on a continuous basis at NAV per share. For Supra Institutional Class Shares, the minimum initial investment is $500,000 per account. There is no minimum subsequent investment amount.
Institutional Class Shares will be initially offered at $25.00 per share, and thereafter will be offered on a continuous basis at NAV per share. For Institutional Class Shares, the minimum initial investment is $100,000 per account. There is no minimum subsequent investment amount.
Investor Class Shares will be initially offered at $25.00 per share, and thereafter will be offered on a continuous basis at NAV per share. For Investor Class Shares, the minimum initial investment is $2,500 per account. The minimum subsequent amount of investment is $500.
Minimum initial and subsequent investment amounts may be modified or waived by the Fund or the Investment Manager. See “The Distributor and the Distribution and Shareholder Service Plan” for additional information.
Periodic Repurchase Offers
The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy, which may only be changed by a majority vote of Fund shareholders, to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV. The Fund may charge an Early Repurchase Fee equal to up to 2% of the net asset value of Shares that are repurchased to the extent that the repurchased Shares were held by the shareholder for less than one year on a first-in, first-out basis. Subject to applicable law and approval of the Board, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV quarterly. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 calendar days and not more than 42 calendar days before the Repurchase Request Deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer). Shares are not listed on any securities exchange, and the Fund does not anticipate that a secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Investors should consider Shares of the Fund to be an illiquid investment. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Risks of the Fund—Repurchase Offer Risk” and “Periodic Repurchase Offers.”
Investment Objective
The Fund seeks to provide total return primarily consisting of current income. There can be no assurance that the Fund will achieve its investment objective.

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Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in aviation-related debt instruments and securities.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities and other investments in Aviation Assets. For purposes of the 80% policy, “Aviation Assets” include (i) debt secured by and/or used to finance commercial passenger and freighter aircraft and/or aircraft engines and/or other assets primarily used in the aviation industry; (ii) aviation-related corporate debt, including primary and secondary issuances of bonds, loans, securitized debt and trade claims, issued by entities or companies whose business or revenues relate primarily to the production, servicing, operation and use of commercial passenger and freighter aircraft and/or aircraft engines and the provision of passenger, cargo, and other aviation services, as reasonably determined by the Investment Manager; and (iii) corporate debt and equity securities of issuers whose revenues are primarily derived from, or whose assets are primarily used or invested in, the aviation industry, as reasonably determined by the Investment Manager. The Investment Manager considers the term primarily to mean at least 50% of an issuer’s revenues or assets, respectively.
To pursue its investment objective, the Fund will invest in debt securities secured by aviation assets which may include asset-backed securities (“ABS”), private secured loans, collateralized loan obligations (“CLOs”), direct loans and syndicated loans, and other debt securities secured by commercial passenger and freighter aircraft and aircraft engines (collectively, “Aviation-Backed Debt”). The Fund also will invest in debt securities issued by special purpose vehicles (“SPVs”) that own, finance, and lease commercial passenger and freighter aircraft and/or aircraft engines, and such debt will be secured by the leased assets (“Leased Aircraft Assets”). The Fund will primarily invest in U.S. dollar (USD) denominated Aviation Assets. The Fund expects, under normal circumstances, to allocate not more than 75% of its Managed Assets (as defined below) in Aviation-Backed Debt and not more than 45% of its Managed Assets in Leased Aircraft Assets. The allocation between these and other Aviation Assets may fluctuate significantly depending upon various factors, including market and economic conditions, availability of investment opportunities, and fund subscription and repurchase activity.
The Fund may also invest in aviation-related corporate debt, including primary and secondary issuances of bonds, loans, securitized debt and trade claims, issued by entities or companies whose business or revenues relate primarily to the production, servicing, operation and use of commercial passenger and freighter aircraft and/or aircraft engines and the provision of passenger, cargo, and other aviation services.
The Fund may purchase assignments of, or participations in, loans made to various issuers, including distressed loans. Such investments may include senior secured, junior secured and mezzanine loans and other secured and unsecured debt that has been originated on a primary basis or that trade on the secondary market. The Fund may invest in commercial loans sourced by the Investment Manager.
To the extent consistent with the liquidity requirements applicable to interval funds under Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may invest without limit in illiquid securities.
Investment Process
First, the Investment Manager determines target asset allocations for the Fund, taking into account the attributes of the Fund’s pipeline of less liquid transactions and the Fund’s needs for more liquid holdings which could be used to satisfy investor requests for share repurchases. The Investment Manager makes the final allocation decision regarding the approximate percentage of the Fund that will be invested in each type of Aviation Asset and in each type of permitted liquid holding after comparing the potential risk and return posed by different investment opportunities across the credit quality, yield, and duration spectrum. The Investment Manager also considers the timing and reliability of settlement procedures for each type of fund investment to enable the Fund to manage cashflows.
Muzinich & Co., Inc. (“Muzinich” or the “Investment Manager”) selects debt instruments for the Fund’s portfolio by integrating company-specific and transaction-specific quantitative and qualitative factors with its broader economic outlook. This process relies on bottom-up fundamental analysis, considering managerial strength, commitment to debt repayment, anticipated cash flow, debt maturity schedules, borrowing requirements, use of proceeds, asset coverage, and earnings prospects. The Investment Manager also assesses the issuer’s industry outlook and competitive position, alongside factors such as legislation, regulation, litigation, transparency, market perspective, and

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environmental, social, and governance (ESG) risks. The potential future liquidity of an issuer’s debt and the protections provided to lenders within the documentation governing bonds, syndicated loans, private secured loans, ABS, or structured product issuances are also evaluated to inform the Investment Manager’s security selection process.
In line with the Investment Manager’s commitment to fundamental, bottom-up credit analysis across the portfolio, when evaluating Aviation Assets, the Investment Manager considers the financial strength and creditworthiness of airlines or leasing companies, using both quantitative metrics (profitability, liquidity, leverage, coverage ratios) and qualitative assessments (business model, network quality, ownership support, operating jurisdiction). The Investment Manager also assesses aircraft type, age, liquidity, operator base, maintenance condition, historical and forecasted valuations, and expected depreciation. The Investment Manager reviews loan-to-value levels, amortization, covenants, collateral packages, security assignments, cash-flow waterfalls, and recourse provisions.
Use of Leverage
The Fund may use leverage in an effort to increase its returns, subject to the restrictions of the 1940 Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, credit facilities, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund expects to engage in leverage through borrowings, reverse repurchase agreements or similar financing agreements.
The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Investment Manager’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. By using leverage, the Fund seeks to obtain a higher return for its shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
Certain types of leverage the Fund may use may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Manager does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to utilize leverage.
With respect to senior securities representing indebtedness, other than temporary borrowings as defined under the 1940 Act, the Fund is required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are stocks, the Fund is required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.
Investment Manager
Muzinich, a Delaware corporation, serves as investment manager to the Fund. Subject to the oversight of the Board, Muzinich is responsible for managing the investment activities of the Fund. Joseph Galzerano, Thomas Light, Torben Ronberg, and Alok Wadhawan are responsible for the day-to-day management of the Fund.
Muzinich, located at 450 Park Avenue, New York, New York 10022, is an SEC-registered investment advisory firm formed in 1988. In addition to the Fund, Muzinich currently provides investment advisory services to various onshore and offshore investment funds and separately managed accounts. Muzinich is controlled by George M. Muzinich, Executive Chairman, Director and Shareholder.
As of April 30, 2026, Muzinich had approximately $43.4 billion in assets under management.

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Distributions and Dividend Reinvestment Plan
The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare income dividends quarterly and distribute them quarterly to shareholders of record. At least annually, the Fund also intends to distribute to you your pro rata share of any available net capital gain and taxable ordinary income, if any.
Although it does not currently intend to do so, the Board may change the Fund’s dividend policy and the amount or timing of Fund distributions, based on several factors. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund in accordance with the Fund’s dividend reinvestment plan (the “Dividend Reinvestment Plan”). The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings. See “Distributions” and “Dividend Reinvestment Plan.”
Distributor, Custodian and Transfer Agent
Quasar Distributors, LLC serves as the Fund’s principal underwriter and distributor. U.S. Bank National Association serves as the primary custodian of the Fund’s assets. U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services provides fund accounting, administrative and certain compliance services to the Fund. U.S. Bank Global Fund Services also serves as the Fund’s transfer agent and dividend disbursement agent, and as such is responsible for processing investor subscriptions and repurchases.
Unlisted Closed-End Fund Structure; Limited Liquidity
Shares of the Fund are not listed for trading on any securities exchange. There is currently no secondary market for Shares, and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares daily because the Fund is an unlisted closed-end fund. To provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares. Investors should consider Shares of the Fund to be an illiquid investment. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.
Investor Suitability
An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program. See “Risk Factors.”

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Valuation
The Board has designated the Investment Manager as the Fund’s Valuation Designee for purposes of Rule 2a-5 under the 1940 Act. As Valuation Designee, the Investment Manager will be responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Investment Manager’s and the Fund’s valuation policies and consistently applied valuation processes. The Fund may use the fair value of a security as determined by the Valuation Designee in accordance with procedures approved by the Board if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Fund values its assets would materially affect NAV. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that the Fund could obtain if it were to sell the security. The Fund determines NAV per share in accordance with the methodology described in the Investment Manager’s and the Fund’s valuation policies and procedures. Valuations of Fund investments are disclosed in reports publicly filed with the SEC. The Fund will calculate the NAV of each class of its Shares on a daily basis. In addition, the Fund intends to publicly report the NAV per share of each class of the Fund on its website on a daily basis.
Taxation
The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to continue to qualify in each taxable year, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on its “investment company taxable income” (as such term is defined in the Code, but without regard to the deductions for dividends paid) or net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year (or is deemed to distribute, including amounts that are reinvested pursuant to the Dividend Reinvestment Plan, as described below) to Fund shareholders, provided that certain requirements are satisfied. To qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, the Fund will be required to meet certain specified source-of-income and asset diversification requirements, and the Fund will be required to distribute in each taxable year to holders of its common stock dividends for U.S. federal income tax purposes in an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to holders of its common stock, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains. See “Tax Matters”.
Fiscal Year
For accounting purposes, the Fund’s fiscal year end is expected to be June 30.
Reports to Shareholders
As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to its shareholders for tax purposes will be furnished to shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to its shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
ERISA Plans and Other Tax-Exempt Entities
Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts, 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Fund nor the Investment Manager will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a shareholder, solely as a result of the ERISA plan’s investment in the Fund.

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Co-Investments
The 1940 Act imposes limits on certain privately negotiated co-investments with affiliates of the Fund. The Investment Manager and certain of its affiliates, the Fund and other registered and private funds managed by the Investment Manager, including future investment vehicles, have received exemptive relief from the SEC permitting the Fund to invest alongside other funds (including private funds) managed by the Investment Manager or its affiliates in privately negotiated portfolio investments. However, the exemptive relief includes conditions that may limit or restrict the Fund’s ability to participate in a portfolio investment, including, without limitation, in the event that the available capacity with respect to a portfolio investment is less than the aggregate recommended allocations to the Fund and the other funds. In such cases, the Fund may participate in such investment to a lesser extent than its desired allocation or, under certain circumstances, may not participate in such investment. The relief also requires, among other conditions, that participants invest in the same class or classes of securities.
Principal Risk Factors
Investing in the Fund involves risks, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. Below is a summary of some of the principal risks of investing in Shares of the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risks of the Fund” at page 19. Shareholders should consider carefully the following principal risks before investing in the Fund:
•Shares will not be listed on any securities exchange;
•Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity;
•The Fund is exposed to risks associated with the aviation sector including, among others: general macroeconomic conditions, geopolitical events, changes in aircraft fuel costs, and cybersecurity, all of which can affect the demand for and cost of air travel;
•The Fund is exposed to risks associated with debt instruments including credit risk and interest rate risk in interest rates;
•There are no minimum rating requirements for the Fund’s investments and the Fund is exposed to the risks associated with investments in instruments below investment grade. Below investment grade instruments (i.e., “junk bonds” and other instruments) have predominantly speculative characteristics and may be particularly susceptible to economic downturns, which could cause losses;
•Certain investments may be exposed to the credit risk of the counterparties with which the Fund deals;
•The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange;
•The Fund will be exposed to risks associated with non-U.S. securities and financial instruments. Non-U.S. securities and financial instruments, even if denominated in U.S. dollars, may be traded in less developed, inefficient and less liquid markets and may experience greater price volatility and changes in value;
•The Fund may borrow money or use leverage for investment purposes, which magnifies the potential for gain or loss on amounts invested, subjects the Fund to certain covenants with which it must comply and may increase the risk to common shareholders of investing with the Fund; and
•To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status and being taxed as an ordinary corporation for U.S. federal income tax purposes.
Accordingly, an investment in the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

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SUMMARY OF FUND EXPENSES
These tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
The Fund has received an exemptive order from the SEC that permits the Fund to offer more than one class of Shares. Institutional Class Shares are currently being offered, and Supra Institutional Class and Investor Class Shares are available for future sale. The Fund may offer additional classes of Shares in the future.
Shareholder Transaction Expenses (fees paid directly from your investment):

	Investor Class	Institutional Class	Supra Institutional Class
Sales Load(1)	None	None	None
Maximum Early Repurchase Fee (as a percentage of amount repurchased(2)	2.00%	2.00%	2.00%
1.While neither the Fund nor the Distributor imposes an initial sales charge on Supra Institutional Class Shares, if you buy Supra Institutional Class Shares through certain financial intermediaries, they may directly charge you transaction or other fees in such amounts as they may determine. Please consult your financial intermediary for additional information.
2.Except to the extent the Board otherwise determines, any repurchase of Shares from a shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to up to 2% of the net asset value of such repurchased Shares. If an Early Repurchase Fee is charged to a shareholder, the amount of such fee will be retained by the Fund.
Annual Fund Operating Expenses (as a percentage of net assets attributable to Shares):

	Investor Class	Institutional Class	Supra Institutional Class
Management Fees(3)	1.25%	1.25%	1.25%
Distribution and Shareholder Servicing Fee	0.75%	0.25%	None
Borrowing Expense(4)	0.00%	0.00%	0.00%
Other Expenses(5)	0.77%	0.77%	0.77%
Total Annual Fund Operating Expenses	2.77%	2.27%	2.02%
Expense Reimbursement(6)	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	2.75%	2.25%	2.00%
3.Pursuant to an investment management agreement (the “Investment Management Agreement”), the Investment Manager receives an annual fee, payable monthly by the Fund, in an amount equal to 1.25% of the Fund’s average daily Managed Assets. “Managed Assets” under the Investment Management Agreement means the total value of all assets of the Fund (including any assets attributable to any leverage that is outstanding), less the amount equal to all accrued debts, liabilities and obligations of the Fund (excluding debts, liabilities and obligations representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). The management fee percentage calculation assumes that the Fund will not engage in leverage in its initial 12 months of operation.
4.The Fund expects to leverage as part of its principal investment strategies long term. The Fund does not expect to engage in borrowing for investment purposes during its initial 12 months of operation.
5.“Other Expenses” are based on estimated amounts during the first 12 months of operations, assuming the Fund raises $100 million of average net assets during that time.
“Other Expenses” includes 0.14% in capitalized expenditures related to organizational and offering costs, which are not expected to be recurring expenses of the Fund.

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6.The Investment Manager has contractually agreed, through [ ], 2027, to waive its management fee or reimburse Fund expenses to the extent that the Fund’s total annual operating expenses (excluding any taxes; fees and interest payments on borrowed funds; fees and expenses, including dividend and interest expenses, associated with the issuance of preferred shares; brokerage commissions and transactional and other investment-related costs and expenses; distribution and shareholder servicing fees (whether paid pursuant to a Rule 12b-1 plan or otherwise); acquired fund fees and expenses (as determined in accordance with SEC Form N-2); dividend expenses on short sales; expenditures which are capitalized in accordance with generally accepted accounting principles (GAAP); and extraordinary or nonroutine expenses, such as expenses incurred in connection with any merger or reorganization with, or the acquisition of all or substantially all of the assets of, another fund, redomiciling the Fund, litigation, potential litigation and indemnification expenses and expenses incurred in the initial registration and offering of Fund shares) exceed 2.00% of the Fund’s average daily net assets (the “Expense Limitation Agreement”). The Expense Limitation Agreement became effective upon the commencement of the Investment Manager’s management of the continuous investment program for the Fund (the “Effective Date”). The Expense Limitation Agreement shall terminate upon the earlier of the termination of the Investment Management Agreement or on the first anniversary date of the Effective Date. Under the Expense Limitation Agreement, the Investment Manager may recoup from the Fund amounts previously waived or reimbursed during the previous three years from the date of the waiver or reimbursement, provided that such amount paid to the Investment Manager will not cause the Fund’s total annual operating expenses to exceed (i) the expense limit in effect at the time the expense was paid or absorbed or (ii) the expense limit in effect at the time of recoupment.
Example
The following example illustrates the expenses that you would pay on a $1,000 investment in the Shares, assuming a 5% annual return, assuming you hold your shares and assuming your shares are repurchased in full. The example assumes expenses remain as set forth above and includes the expense limitation for one year in each period. The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.(1)
An investor would pay the following expenses on a $1,000 investment assuming a 5% return:

	1 Year	3 Years	5 Years	10 Years
Supra Institutional Class	$20	$63	$109	$235
Institutional Class	$23	$71	$121	$260
Investor Class	$28	$86	$146	$310
An investor would pay the following expenses, assuming your shares are repurchased at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Supra Institutional Class	$20	$63	$109	$235
Institutional Class	$23	$71	$121	$260
Investor Class	$28	$86	$146	$310
1.The example assumes the estimated “Other Expenses” set forth in the Annual Fund Operating Expenses table are accurate, that the Total Annual Fund Operating Expenses (as described above) remain the same for all periods shown, and that all dividends and distributions are reinvested at NAV. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.
FINANCIAL HIGHLIGHTS
Because the Fund commenced operations on or following the date of this Prospectus, no financial highlights are shown. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 800-434-7317 or by visiting www.MuzinichUSFunds.com.
THE FUND
The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. A non-diversified fund may invest a greater proportion of its assets in a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.

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The Fund will continuously offer Supra Institutional Class Shares, Institutional Class Shares, and Investor Class Shares and will operate as an “interval fund.” The Fund has received an exemptive order from the SEC that permits the Fund to offer more than one class of Shares. Institutional Class Shares are currently being offered, and Supra Institutional Class and Investor Class Shares are available for future sale. The Fund may offer additional classes of Shares in the future.
USE OF PROCEEDS
The Fund will invest the proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately three months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies, the time necessary to identify, source, and underwrite Aviation Assets (as defined below), and the settlement cycle of Aviation Assets. However, it may take longer than three months, and up to six months, for the Fund to invest all or substantially all of the net proceeds of the offering in accordance with its investment objective and strategies. The Fund may use offering proceeds for other business purposes including the payment of dividends or expenses, satisfying repurchase offers or for temporary defensive purposes. Pending investment of offering proceeds, it is anticipated that the proceeds of this offering will be invested in U.S. government securities or high-grade, short-term instruments, which have returns substantially lower than the returns the Fund anticipates earning once it has fully invested the proceeds of the offering in accordance with its investment objective and strategies.
THE FUND’S INVESTMENT OBJECTIVE AND STRATEGIES
Investment Objective
The Fund seeks to provide total return primarily consisting of current income. There can be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority (as defined by the 1940 Act) of the Fund’s outstanding Shares.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in aviation-related debt instruments and securities. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities and other investments in Aviation Assets. For purposes of the 80% policy, the Investment Manager considers “Aviation Assets” to include (i) debt secured by and/or used to finance commercial passenger and freighter aircraft and/or aircraft engines and/or other assets primarily used in the aviation industry; (ii) aviation-related corporate debt, including primary and secondary issuances of bonds, loans, securitized debt and trade claims, issued by entities or companies whose business or revenues relate primarily to the production, servicing, operation and use of commercial passenger and freighter aircraft and/or aircraft engines and the provision of passenger, cargo and aviation services, as reasonably determined by the Investment Manager; and (iii) corporate debt and equity securities of issuers whose revenues are primarily derived from, or whose assets are primarily used or invested in, the aviation industry, as reasonably determined by the Investment Manager. The Investment Manager considers the term primarily to mean at least 50% of an issuer’s revenues or assets, respectively.
To pursue its investment objective, the Fund may invest in debt secured by commercial passenger and freighter aircraft and/or aircraft engines including, but not limited to, asset-backed securities, collateralized loan obligations, direct loans and syndicated loans. The Fund also will invest in debt issued by special purpose vehicles that own, finance, and lease commercial passenger and freighter aircraft and/or aircraft engines, and such debt will be secured by the leased assets or loan collateral. The Fund will primarily invest in U.S. dollar (USD) denominated Aviation Assets.
The Fund may also invest in aviation-related corporate debt, including primary and secondary issuances of bonds, loans, securitized debt and trade claims, issued by entities or companies whose business or revenues relate primarily to the production, servicing, operation and use of commercial passenger and freighter aircraft and/or aircraft engines and the provision of passenger, cargo, and other aviation services.
The Fund may acquire (or under certain circumstances add to) an instrument of a company that is potentially facing liquidity or solvency issues, subsequently declares bankruptcy or otherwise engages in a bankruptcy-type reorganization.

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The Fund may purchase assignments of or participations in, loans made to various issuers, including distressed loans. Such investments may include senior secured, junior secured and mezzanine loans and other secured and unsecured debt that has been originated on a primary basis or that trade on the secondary market. The Fund may invest in commercial loans sourced by the Investment Manager.
The Fund may rely on short-term financings to acquire investments with long-term maturities. Certain of the Fund’s investments may be adjustable rate instruments in which interest rates vary over time, based upon changes in an objective index (e.g., SOFR) which generally reflect short-term interest rates. The interest rates on the Fund’s financings similarly vary with changes in an objective index but may adjust more frequently than the interest rates of the Fund’s investments.
The Fund may pursue its investment strategies directly or indirectly through investments in SPVs, intermediary holding companies or one or more Subsidiaries. Investments held through such entities will be consistent with the types of securities in which the Fund is permitted to invest directly.
Additional Investment Techniques
In addition, the Fund may invest in liquid floating rate instruments, including broadly syndicated corporate loans and bonds, floating rate ABS, CDOs, CLOs, and cash or cash equivalents, including U.S. government securities. For temporary defensive purposes, liquidity management, or in connection with implementing changes in its asset allocation, the Fund may hold a substantially higher amount of liquid investments, including cash and cash equivalents.
The Fund may invest in securities of other registered investment companies, including mutual funds, ETFs, and closed-end funds, and including investment companies for which the Investment Manager or an affiliate is an investment adviser, which have investment policies consistent with those of the Fund. Investments in other investment companies that, similar to the Fund, have a policy to invest at least 80% of their assets in the aviation industry or in any Aviation Assets are considered Aviation Assets for purposes of the Fund’s 80% Policy. To the extent that the Fund invests in derivatives or other instruments whose exposure is tied to Aviation Assets, such investments will be qualifying assets for purposes of the 80% Policy.
The Fund is permitted to change its investment objective or 80% Policy without a shareholder vote upon at least sixty days prior notice to shareholders provided the Fund conducts a repurchase offer to allow shareholders to redeem shares in advance of the policy change.
Portfolio Construction and Characteristics
The Fund expects, under normal circumstances, to allocate not more than 75% of its Managed Assets in Aviation-Backed Debt and not more than 45% of its Managed Assets in Leased Aircraft Assets. The allocation between these and other Aviation Assets may fluctuate significantly depending upon various factors, including market and economic conditions, availability of investment opportunities, and fund subscription and repurchase activity.
To the extent consistent with the liquidity requirements applicable to interval funds under Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities.
There are no minimum rating requirements for the Fund’s investments. Although the Investment Manager considers ratings assigned by ratings agencies in selecting investments, it relies principally on its own research and investment analysis. Individual holdings may be of any rating, including ratings below investment grade or of “junk” rating from Moody’s, Standard & Poor’s, or Fitch (below Baa3 or BBB-), or as deemed equivalent by the Investment Manager, but they may also be only privately rated or unrated without limitation. Below investment grade debt securities are typically referred to as “high yield” or “junk” bonds or securities.
Although the Fund will typically not purchase instruments that are already in default, though it may purchase stressed assets or assets issued in pursuit of a reorganization, the Fund may continue to hold investments after a default. There is no limit on the amount of defaulted securities or post-reorganization instruments the Fund may hold. Because the Fund may invest in below investment grade securities and instruments or unrated securities and instruments without limit, the Fund’s investments should be considered speculative.
The Fund’s Aviation Assets and other investments include bonds, notes, syndicated loans, private secured loans or ABS, and may include various direct or indirect exposure to equity. Investments may be unsecured or backed by receivables or other assets. ABS are securities created by the pooling of various income-generating assets (like aviation

14

leases or syndicated loans) and selling slices of those pooled cash flows to investors as bonds or notes, offering returns from the underlying payments. The process, called securitization, turns illiquid debts into more tradable securities, often structured into tranches with different risk/reward profiles. Such securities are often referred to as structured finance products. Syndicated loans (which may be commonly referred to as “floating rate loans”) are another form of financing for corporations and are typically (1) secured by specific collateral or assets of the issuer or borrower, (2) will have claims senior to those of other parties who hold unsecured instruments, and (3) will feature interest rates that adjust or “float” periodically (generally with reference to a base lending rate such as Secured Overnight Financing Rate (“SOFR”), plus a premium). The Investment Manager also considers the potential future liquidity of an issuer’s bonds, notes, or loans.
There is no limit on the duration or maturity of any security the Fund purchases; however, the Investment Manager generally targets Aviation Assets maturing in five to 15 years and may sell or harvest investments opportunistically before maturity. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Aviation-Backed Debt may be fixed or floating rate, and typically matures in 10 years or less, though the weighted average life of any debt may be considerably shorter due to amortization payments. It is anticipated that in most parts of the investment cycle, most loans will amortize. Leased Aircraft Assets will typically mature in six to eight years but may be of any length. Holding periods typically span three to four years before assets are sold with leases attached.
Leased Aircraft Assets
The Fund invests in Leased Aircraft Assets secured by aircraft and engine types and models that the Investment Manager believes will remain in high demand by airlines globally. Typically, the Fund’s investments in Leased Aircraft Assets will be made through SPVs or other forms of aircraft-owning entities, which will borrow money for the purposes of such investments. Within its portfolio of Leased Aircraft Assets, the Fund will target an average lease rate factor in excess of 0.75% and will primarily invest in aircraft and engines that are less than ten years old at the time of investment. “Lease rate factor” is defined as the quotient of monthly lease rental revenue divided by the aircraft’s or engine’s purchase price.
The Fund will target Leased Aircraft Assets secured by aircraft and engines that are registered in a jurisdiction that has ratified the Cape Town Convention on International Interests in Mobile Equipment, an international treaty which created a uniform international legal framework that allows lenders and owners to register and enforce security interests in high-value mobile assets such as aircraft across different countries with such security interest being recognized locally in the various jurisdictions. The Fund may also invest in Leased Aircraft Assets that are registered in other jurisdictions if the Investment Manager has received legal advice that the relevant jurisdiction provides acceptable mechanisms for the SPV as owner and lessor of the Leased Aircraft Asset to repossess an aircraft or engine securing a defaulted debt obligation. In such scenario, if it is determined that the lease with the operator of the Leased Aircraft Asset cannot be satisfactorily restructured, the SPV can seek to enforce its security interest in the Leased Aircraft Asset and repossess, at which point the Leased Aircraft Asset can be leased to another operator or sold.
Aviation-Backed Debt
The Fund’s investments in Aviation-Backed Debt include debt secured by aircraft and engine types and models the Investment Manager believes will remain in high demand by airlines globally and which are therefore resalable or re-leasable. Aircraft, owned by both airlines and operating lessors, will be typically operated by Tier 1 and 2 global airlines. Tier 1 global airlines are defined as airlines that board more than 25 million passengers per year. Tier 2 global airlines are defined as airlines that board between 10 million and 25 million passengers per year.
The Fund’s investments in Aviation-Backed Debt include primarily senior secured instruments such as the most senior tranches of aviation-related ABS and enhanced equipment trust certificates, as well as private secured loans to airlines and/or leasing companies (“EETCs”). Typically, the Fund’s investments in Aviation-Backed Debt will be made through syndicated loans, private secured loans, ABS, CLOs, and instruments (including subordinated instruments) relating to warehouse arrangements for structured products, and any other similar instruments or structured finance products.
EETCs are typically issued by specially-created trusts established by airlines, the proceeds of which are used to purchase equipment, such as airplanes or other equipment, which in turn serve as collateral for the related issue of the EETCs. The equipment generally is leased by the airline, which makes rental payments to provide the projected cash flow for payments to EETC holders. Holders of EETCs must look to the collateral securing the certificates, typically

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together with a guarantee provided by the lessee corporation or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the EETCs.
Upon acquisition, each Aviation-Backed Debt investment will have a loan-to-value ratio of no more than 80%. Loan-to-value ratio means the loan amount compared to the value of the assets or collateral securing the loan. A lower ratio indicates lower risk.
Other Investments
The Fund’s investments in the types of securities and other investments described in this Prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this Prospectus. The Fund may also invest in securities and other investments not described in this Prospectus.
Intermediary Vehicles, SPVs, and Subsidiaries
Intermediary Vehicles and SPVs
A substantial portion of the Fund’s Aviation-Backed Debt and Leased Assets are expected to be held through special purpose vehicles (SPVs) or other intermediary vehicles. Such entities are expected to be primarily organized as bankruptcy remote SPVs under the laws of Ireland that are designed to be taxed pursuant to Section 110 of the Irish Taxes Consolidation Act, but may be organized in other jurisdictions that afford similar benefits and protections to investors. Leased Assets may also be held through an Irish incorporated parent holding company owning one or more operating companies that engage in aircraft leasing and management of aircraft. To the extent that underlying Aviation Assets are those of U.S.-based carriers, such assets may be held through U.S. domiciled bankruptcy remote SPVs or LLCs. The Fund may invest in any of the types of debt securities in which it may invest directly through SPVs or intermediary vehicles. The Fund may hold all or a portion of the debt interests in such vehicles. The residual equity interest of Irish domiciled SPVs and similarly structured SPVs in other jurisdictions are held by unaffiliated third parties.
SPVs in the aviation industry are structured to own, finance, and lease commercial passenger and freighter aircraft and/or aircraft engines. The SPV structure serves as a centralized vehicle for issuing debt securities, providing loan and lease servicing, and managing collateral. Such entities operate aviation assets and are not trading vehicles for securities and, accordingly, are not investment companies. The bankruptcy remote structure is intended to protect investors in the event of bankruptcy of the borrower. The loans financed through the SPV structure are negotiated through a competitive bidding process. The Fund may invest in SPVs whose loans are sourced by the Investment Manager or unaffiliated third parties. The Investment Manager will evaluate the underlying loans, leases or other assets held by such vehicles, as well as the fee structure, as part of its investment process. The Investment Manager seeks to mitigate the risk of these structures by analyzing, among other factors, the corporate separateness of entity (bankruptcy remoteness), adherence to corporate formalities, quality of the collateral, transparency of cash flows, and quality and reputation of service providers to such vehicles. See “Investment Process.”
SPVs and other intermediary vehicles are subject to their own expenses including, but not limited to, organizational expenses, legal and auditing expense, collateral manager fees, loan or lease servicing fees, fees and expenses in pursuing remedies upon the event of default of underlying loans, leases or other assets, and litigation expenses. Service providers that may be engaged by such vehicles may include, among others, legal counsel, auditors, collateral managers and loan or lease servicers. Interests in SPVs are typically offered in private placements pursuant to exemptions from registration under the Securities Act of 1933 to institutional investors, high net worth investors and, in certain cases, registered investment companies and business development companies. The Fund may be the sole debt investor in such entities or it may invest alongside other clients of the Investment Manager or other unaffiliated investors. The conditions of the Co-Investing Relief will apply to all investments with affiliated entities. See “Risk Factors—Co-Investment Risk.”
The Fund will be subject to the risks of the underlying assets held by the SPVs as well as structural risks of SPVs or other intermediary vehicles including subordination as to interest and principal payments to higher ranking tranches of the SPV. See “Risk Factors—Structure of Investments Risk.”

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Subsidiaries
The Fund may pursue its investment strategies either directly or indirectly through one or more subsidiaries (each, a “Subsidiary,” and together, the “Subsidiaries”). The Fund may form one or more wholly owned Subsidiaries in one or more jurisdictions when the Investment Manager determines it is desirable to do so for corporate, tax or other purposes including to facilitate compliance with the tests applicable to qualify as a regulated investment company under the Code. When formed for such tax purposes, such Subsidiaries are expected to be treated as a corporation for U.S. federal income tax purposes. The Fund will be the sole shareholder of any Subsidiary, and it is currently expected that shares of any Subsidiary will not be sold or offered to other investors. The term Subsidiary includes entities that are primarily controlled by the Fund within the meaning of Section 2(a)(9) of the Act and where the Fund’s control is greater than any other person.
The Subsidiaries will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in the inability of the Fund or the Subsidiaries to operate as described in this Prospectus and the SAI, and could adversely affect the Fund. The Board has oversight responsibility for the Fund’s investment activities, including the Fund’s investments in any Subsidiary, and the Fund’s role as the sole shareholder of any Subsidiary. The Fund will aggregate its direct investments and its investments held through Subsidiaries for purposes of complying with the provisions of the 1940 Act including with respect to capital structure, leverage and portfolio investments.
The assets of any Subsidiaries and the Fund’s assets taken as a whole, will be subject to the same investment restrictions and limitations, and the Subsidiary will be subject to the same compliance policies and procedures as the Fund. As a result, investments held through a Subsidiary will be considered in determining compliance with the investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, affiliated transactions and the timing and method of the valuation of any Subsidiary’s portfolio investments.
Subsidiaries will comply with custody, governance and other regulatory provisions or interpretations of the SEC and their jurisdiction of organization as are in effect at the time of their formation. See “Subsidiaries” at p. 11 of the SAI. See also “Risk Factors—Subsidiary Risk.”
Leverage
The Fund may use leverage as and to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, credit facilities, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund may enter into a revolving credit facility or other type of borrowing for the purpose of investment purchases and liquidity measures, subject to the limitations of the 1940 Act for borrowings. Such borrowings may be secured by all or a portion of the assets held by the Fund. Credit facilities or other borrowings are expected to include customary covenants that, among other things, limit the Fund’s ability to incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, require asset coverage ratios in addition to those required by the 1940 Act, and have the effect of limiting the Fund’s ability to pay distributions in certain circumstances.
The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Investment Manager’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. By using leverage, the Fund seeks to obtain a higher return for its shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
Investment Process
First, the Investment Manager determines target asset allocations for the Fund, taking into account the attributes of the Fund’s pipeline of less liquid transactions and the Fund’s needs for more liquid holdings which could be used to satisfy investor requests for share repurchases. The Investment Manager makes the final allocation decision regarding the

17

approximate percentage of the Fund that will be invested in each type of Aviation Asset and in each type of permitted liquid holding after comparing the potential risk and return posed by different investment opportunities across the credit quality, yield, and duration spectrum. The Investment Manager also considers the timing and reliability of settlement procedures for each type of fund investment to enable the Fund to manage cashflows.
The Investment Manager selects debt instruments for the Fund’s portfolio by integrating company-specific and transaction-specific quantitative and qualitative factors with its broader economic outlook. This process relies on bottom-up fundamental analysis, considering managerial strength, commitment to debt repayment, anticipated cash flow, debt maturity schedules, borrowing requirements, use of proceeds, asset coverage, and earnings prospects. The Investment Manager also assesses the issuer’s industry outlook and competitive position, alongside factors such as legislation, regulation, litigation, transparency, market perspective, and environmental, social, and governance (ESG) risks. The potential future liquidity of an issuer’s debt and the protections provided to lenders within the documentation governing bonds, syndicated loans, private secured loans, ABS, or structured product issuances are also evaluated to inform the Investment Manager’s security selection process.
In line with the Investment Manager’s commitment to fundamental, bottom-up credit analysis across the portfolio, when evaluating Aviation Assets, the Investment Manager considers the financial strength and creditworthiness of airlines or leasing companies, using both quantitative metrics (profitability, liquidity, leverage, coverage ratios) and qualitative assessments (business model, network quality, ownership support, operating jurisdiction). The Investment Manager also assesses aircraft type, age, liquidity, operator base, maintenance condition, historical and forecasted valuations, and expected depreciation. The Investment Manager reviews loan-to-value levels, amortization, covenants, collateral packages, security assignments, cash-flow waterfalls, and recourse provisions.
With respect to Leased Aircraft Assets, the Investment Manager will evaluate the credit risk associated with prospective operators/lessees and their respective ability to properly maintain the aircraft and comply with all the provisions incorporated in the lease. In addition to the Investment Manager’s independent assessment of the lessee’s credit standing using public information, data provided by the operator, financial institutions, industry periodicals, trade references, and/or regulatory authorities, the Investment Manager will utilize, when it deems appropriate and practicable, credit and rating agency reports and/or research reports published by investment banks to get a better understanding of the operator’s financial condition and viability. On the basis of such review, the Investment Manager will assess the credit rating of the operator and weigh that credit evaluation against the asset risk, the lease rate, and the lease structure, in determining whether the operator meets the Investment Manager’s criteria.
The Investment Manager’s analysis is supported by proprietary credit models; monthly aircraft utilization and maintenance data; dedicated aircraft maintenance and surveillance software; and direct information flows from airlines, Original Equipment Manufacturers (“OEMs”) (e.g., Airbus, Boeing), maintenance, repair, and overhaul servicers, banks, leasing companies, and introducers (legal firms, accountancies, corporate finance advisers). The Investment Manager maintains long-standing relationships with more than 100 airlines and 50 leasing companies, major OEMs, financial institutions, and global aviation banks, allowing it to source typically 10-15 transactions per month across the capital structure, including senior secured debt, SLBs, and acquisitions from leasing companies seeking liquidity or addressing balance sheet constraints.
When selecting investments, the Investment Manager considers contracted lease or debt cash flows; the strength of the underlying aircraft collateral (i.e., resalable, in-demand aircraft types such as A320neo or 737 MAX families); the attractiveness of risk-adjusted yield relative to credit, asset, and structural protections; the borrower’s financial strength; whether the investment is subject to the jurisdiction of courts likely to enforce lender claims in a timely fashion (or at all) in the event of nonpayment; the robustness of an aircraft’s maintenance and technical profiles; the visibility of a clear exit strategy (e.g., long remaining lease term or strong secondary market demand).
The Investment Manager actively monitors each investment and considers a variety of factors when exiting a position, including the sale of aircraft with three or more years of remaining lease term; maximizing exit proceeds; opportunistic secondary loan sales when spreads tighten or banks reduce exposure; early lease terminations and transitions to stronger airlines, where beneficial; and part-out sales where economically optimal late in an aircraft’s life.
The Fund is actively managed, and it may sell a holding when it has already met or no longer meets the Investment Manager’s expectations, no longer offers compelling relative value, shows deteriorating fundamentals, or if its fundamentals fall short of the Investment Manager’s expectations. While trading securities frequently may lead to

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high portfolio turnover, the corresponding adverse tax consequences of high portfolio turnover are not a primary consideration in the Investment Manager’s decisions. The Fund may also sell holdings as a result of a change in the top-down tactical asset allocation.
By applying a bottom-up fundamental analysis/evaluation of potential investment opportunities and existing investments, the Investment Manager seeks to reduce the risk of default by the issuers of the investments in the portfolio. Active turnover is anticipated, reflecting ongoing opportunities in the sale-leaseback (“SLB”) market, leasing-company asset sales, and secondary loan trading. SLBs are financial transactions in which one party sells an asset and simultaneously signs a long-term lease to retain use of the asset.
ESG Considerations
The Investment Manager incorporates ESG (Environmental, Social, and Governance) factors into the evaluation of investments in Aviation Assets when relevant, particularly through counterparty credit assessments (e.g., governance quality, litigation risk, operational safety, and jurisdictional factors). The Investment Manager also considers environmental characteristics related to aircraft efficiency, technology generation, and maintenance practices. The Investment Manager prioritizes fuel-efficient aircraft types that, in the Investment Manager’s view, will be in high demand and easily resold, which generally exhibit more stable valuations and lower environmental impact relative to older technology aircraft.
ESG issues are among many factors the Investment Manager considers in its credit evaluation processes in seeking to identify risks posed to investments and is not the exclusive basis for portfolio selection. The Investment Manager defines ESG factors as investment factors measured in non-financial terms (and not included on balance sheets) but which may be or become material to financial performance. The types of ESG factors that the Investment Manager believes can impact financial risks derive from, among other issues: changes to regulations, changes to consumer preferences, technology advancements, physical or transitional climate impacts, litigation risks, efficiency, brand value, innovation, market disruption/obsolescence, respect for human rights, anti-corruption, anti-bribery matters, and social license to operate. An investment may be excluded or rejected where the Investment Manager believes those factors imply heightened risk or decreased liquidity of an investment and/or other negative financial impacts.
The Investment Manager believes that ESG risks can have a material impact on the profitability, liquidity, financial profile and reputation of an investment and consequently on its return. The Investment Manager considers the potential materiality of ESG risks alongside financial metrics as part of its research and investment process and assesses ESG issues and potential materiality on a case-by-case basis based on available ESG data and other relevant investment considerations.
To assess the potential financial implications of ESG risks, the Investment Manager may integrate ESG research into its bottom-up credit analysis, utilize third-party ESG data providers, and engage directly with issuers regarding their ESG-related practices. Third-party resources used by the Investment Manager include Sustainalytics for ESG risk management data and Institutional Shareholder Services (ISS) for climate-related data. The Investment Manager may consider information from credit rating agencies (e.g., Moody’s, Fitch, and S&P), collaborative industry groups, and non-governmental organizations (e.g., Science-based Targets Initiative (SBTi) and the Transition Pathways Initiative (TPI).)
As a result of this ESG-integrated approach, investments may be excluded or rejected if the Investment Manager believes ESG factors imply heightened risk or decreased liquidity of an investment and/or other negative financial impacts. The Fund does not operate as an ESG-themed strategy, and ESG considerations are applied in a risk-based, credit-integrated manner rather than as exclusionary or thematic screens. Investments do not have to satisfy any particular ESG criteria to be selected for inclusion in the portfolio and whether or not to exclude an investment based on ESG factors is a subjective determination.
RISKS OF THE FUND
Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Each risk

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discussed below is considered a principal risk of investing in the Fund, regardless of the order in which it appears and could affect the value of your investment:
Risks Related to the Aviation Industry
Financial Risks. The aviation industry faces financial risks driven by thin net margins making carriers highly vulnerable to external shocks including fuel price volatility, supply chain disruptions, labor strikes and shortages, an environmental and geopolitical exposure. Additionally, the aviation industry is highly capital intensive with high debt-to-equity ratio. As a result, high or rising interest rates can increase the cost of financing new aircraft and servicing heavy debt loads. The aviation industry is technology intensive and is susceptible to system failures, and ransomware or other attacks can result in severe business interruption costs and heavy technology expenditures. In addition, the aviation industry is highly cyclical – because air travel is a discretionary expense, leisure and premium business travel may drop sharply due to adverse macroeconomic events or economic downturns or recessions. The aviation industry is also subject to intense competition and to periods of overcapacity, which places downward pressure on net margins.
Global Market Volatility and Geopolitical Developments. The aviation industry is highly sensitive to changes in global developments, and significant economic or political developments, such as change to U.S. trade policy: the effects of terrorism; armed hostilities and war, including any future terrorist attacks or armed hostilities (or escalation of existing conflicts); outbreaks of epidemic diseases or occurrences of natural disasters; and continued political and economic uncertainties could have a material adverse effect on the airline industry and on world financial markets generally. For example, the aviation industry suffered significant losses as a result of the COVID-19 pandemic which had an unprecedented impact on traffic demand, global airline revenues and the number of aircraft in storage. These losses resulted in significant government support being provided to airlines globally in the form of loans, employee support and equity infusions. The support was not universal and many airlines entered restructurings including Avianca, LATAM, as well as Norwegian and Virgin Australia. The impact of COVID-19 cannot be overestimated and some airlines are still working through its long-term effects.
The aviation industry similarly suffered significant losses as a result of deteriorating international economic conditions during global financial crisis such as in 2008 – and it may again do so in the future. Many airlines announced reductions in capacity, services and employee workforce in response to industry-wide reductions in passenger demands and yields as a result of economic downturns. Airlines involved in reorganizations typically undertake substantial fare discounting to maintain cash flows and to encourage continued customer loyalty. Bankruptcies, reductions in capacity, labor strikes and slowdowns and reduced demand generally have led to the grounding of significant numbers of aircraft and the negotiated reduction of aircraft lease rental rates which has had the effect of depressing aircraft market values. The permanent or near permanent grounding of aircraft, if concentrated among one or a few aircraft models, may also depress the market values of those aircraft models. Reorganizations or liquidations by airlines often lead to the rejection of aircraft leases or the abandonment of aircraft by airlines which would then exacerbate the already depressed aircraft values.
Effect of War or Armed Hostilities and Terrorist Attacks. War or armed hostilities including the recent US-Iran conflict, or the fear of such events, could reasonably be expected to exacerbate many of the economic problems experienced by the airline industry. In addition, terrorist attacks and attempts have negatively affected the airline industry and fears about future terrorist attacks or other substantial events could continue to negatively affect the airline industry in a variety of ways, including, without limitation: (i) higher costs to the airlines due to the increased security measures and other compliance with new regulatory enactments; (ii) losses in passenger revenue due to terrorism concerns and the inconvenience of additional security measures; (iii) significantly higher costs of insurance coverage for future claims caused by acts of war, terrorism, sabotage, hijacking and other similar perils, and uncertainty as to the extent to which such insurance will continue to be available; and (iv) possible lost revenue stemming from aircraft grounded as a result of terrorists attacks, the economic slowdown, forced shutdowns due to government actions and airline reorganizations. Additional potential problems include increased security restrictions on air travel within the United States and elsewhere, increased airline costs for and restricted availability of aircraft insurance and fuel, enhanced security measures, a decline in passenger demand for air travel, increased difficulties in acquiring war risk and other insurance at reasonable costs, and additional lessee restructurings. Should these risks come to pass, there can be no guarantee that the government of the United States or any other country will take action to assist the aviation industry. The aviation industry may also be adversely impacted by travel bans that were recently implemented in some countries.

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Cyber-attacks May Negatively Affect the Lessees and the Airline Industry. Cyber-attacks on information technology systems that affect the operations of the lessees, the operation of the aircraft and their systems or the airline industry generally, including attacks that affect the lessees, the computer systems of the aircraft, a service provider or airline industry service providers such as global distribution systems, online reservation and credit card processing facilities for on-line ticket sales, and navigation and air traffic control systems, could have a material adverse effect on the aircraft industry, lessees’ operations or public confidence in the safety and security of air travel, and in turn may negatively affect lessees’ financial condition, liquidity and ability to meet their rental or other lease payment obligations or obtain the types and amounts of insurance required by the applicable leases (which may in turn lead to aircraft groundings), or a material adverse effect on the services provided by service providers. The impact of such instances may result in lease restructurings and aircraft repossessions, increase the SPV or the Fund’s cost of re-leasing or selling the aircraft, impair the Fund’s ability to re-lease the aircraft or lease the aircraft on a timely basis and/or at favorable rates and reduce the value received for the aircraft upon any disposition.
Fuel Cost Volatility Risk. Fuel costs represent a major expense to aircraft operators. Fuel prices fluctuate widely depending primarily on international market conditions, geopolitical and environmental events, regulatory changes including those related to greenhouse emissions, and currency exchange rates. Significant fuel price increases would materially affect the operating results and profitability of aircraft operators and have a significant impact on airline profitability. Long- or short-term fluctuations may (i) affect the ability of operators and airlines to make rental and other lease payments; (ii) result in lease restructurings and aircraft repossessions; (iii) increase the costs of servicing and marketing the aircraft; (iv) impair the Fund’s ability to re-market or otherwise dispose of the aircraft on a timely basis and/or at favorable terms; (v) reduce the value received for the aircraft upon any disposition; and (vi) reduce the proceeds received for the aircraft upon any disposition.
In addition, airlines may not be able to manage the risk of higher fuel prices by appropriately hedging their exposure to fuel price fluctuations. During periods of depressed fuel prices, airlines which have put fuel hedging in place may incur higher fuel costs compared to competing airlines which have unhedged fuel positions, resulting in a higher cost base, which may result in financial losses. Swift movements in fuel prices when airlines have hedged their fuel costs can adversely affect profitability and liquidity as airlines are required to post cash collateral under hedge agreements.
A prolonged period of high or volatile fuel prices will exacerbate these effects on airlines, which may negatively impact a lessee’s ability to make timely lease rental payments to the Fund and the Fund’s ability to enter into new leases. For example, recently, aircraft fuel prices increased in March 2026 following U.S. and Israeli strikes on Iran and retaliatory strikes by Iran which resulted in damage to critical energy infrastructure in the Middle East and the de facto closure of the Strait of Hormuz. Prolonged or escalating conflict in Iran and the Middle East could further disrupt global energy markets and cause sustained increases in aircraft fuel prices and reduce fuel availability.
Environmental, Greenhouse Emission and Noise Regulatory Risk. Material costs and liabilities relating to environmental requirements and liabilities may negatively affect the airline industry. Commercial aircraft operations are subject to comprehensive federal, state, local and foreign environmental, health and safety laws and regulations relating to the protection of the environment including the discharge of gases and other materials into the air, water and ground, the generation, storage, handling, use, transportation and disposal of or exposure to hazardous materials, and the protection of public health and safety. Airlines face the imposition of additional taxes and surcharges on airlines and/or their passengers to help governments bear the costs associated with environmental compliance, which taxes and surcharges are frequently passed along to passengers. Environmental laws and regulations are subject to change and have tended to become more complex and stringent over time in some jurisdictions, as some members of the global community have increased their efforts to combat the effects of climate change. Future regulatory developments in the United States or abroad could adversely affect operations and increase operating costs in the airline industry. Violations of environmental laws and regulations or permit conditions could result in substantial fines, permit revocations or other penalties. For example, increasing concern related to potential adverse impacts of climate change led to significant U.S. and international legislative and regulatory efforts to limit greenhouse gas emissions, including greenhouse gas emissions from aircraft, though some of these regulatory efforts may be rolled back in the United States. Additionally, jurisdictions throughout the world have adopted laws and regulations which require all aircraft to comply with noise level standards. Compliance with current or future environmental laws and regulations, taxes or duties could have a negative effect on the airline industry.

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Regulatory Change Risk. The aviation industry is (i) highly regulated in the United States, Europe, and internationally, and (ii) subject to regulatory change. The U.S. Aviation and Transportation Security Act (the “Aviation Security Act”), among other things, subjects substantially all aspects of U.S. civil aviation security to federal oversight and mandates enhanced security measures, including: (i) improved flight deck security; (ii) deployment of federal air marshals on flights; (iii) improved security of airport perimeter access; (iv) airline crew security training; (v) augmented security screening of passengers, baggage, cargo, mail, employees and vendors; (vi) improved training and qualifications of security screening personnel; (vii) additional provision of passenger data to U.S. Customs and Border Protection; and (viii) more detailed background checks on passengers and airline and airport personnel, equipment acquisitions by the government and changes to baggage processing facilities and procedures. The changes mandated by the Aviation Security Act have increased costs for airlines providing service in the United States, and have resulted in delays and disruptions to air travel, which have adversely affected, and may to continue to adversely affect, the aviation industry in general. It is expected that the Aviation Security Act will continue to impose additional costs on the airlines and may adversely impact the performance of the Fund.
Consumer Demand for Air Travel. Robust demand for air transportation services depends on favorable economic conditions, including the strength of the global and national economies, low unemployment levels, strong consumer confidence levels and the availability of consumer and business credit. Any downturn in the consumer market may indirectly have an impact on returns to the Fund.
Risk Related to Debt and Other Securities
Debt Securities Risk. The Fund may invest directly or indirectly in debt securities (including loans), including debt securities issued by alternative lending platforms or companies that own or operate alternative lending platforms. The Fund may have exposure to the debt securities of U.S. or foreign issuers. These debt securities may have fixed or floating interest rates; may or may not be collateralized; and may be below investment grade or unrated but judged by the Investment Manager to be of comparable quality (debt securities that are below investment grade are commonly called “junk bonds”). Debt securities are fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Debt is generally used by corporations, individuals, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some debt securities are “perpetual” in that they have no maturity date. The Fund has no limits as to the maturity of debt securities in which it invests directly or indirectly. Such investments may be within any maturity range (short, medium or long) depending on the Investment Manager’s evaluation of investment opportunities available within the debt securities market. Similarly, the Fund has no limits as to the market capitalization range of the issuers. A debt investment made by the Fund could take many forms, including a loan, convertible note, credit line or other extension of credit made by the Fund.
Credit Risk. The Fund is subject to credit risk: i.e., the risk that an underlying borrower will be unable to pay principal and interest when due. The Fund’s investments will not be rated by any rating agency and the Investment Manager will be required to formulate its own views on credit risk. Accordingly, the Fund will be primarily dependent upon the judgment of the Investment Manager as to the credit quality of underlying borrowers. In particular, the Fund will depend on the Investment Manager’s internal fundamental analytical systems. A default, or credit impairment of any of the Fund’s investments could result in a significant or even total loss of the investment.
Interest Rate Risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for bonds. When interest rates increase this may result in a decrease in the value of debt securities held by the Fund. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. In recent years, the Federal Reserve has raised interest rates in response to increased inflation. An environment with rising interest rates may lead to a decrease in the price of debt securities. More recently, the Federal Reserve has subsequently cut interest rates as inflation has decreased.
Prepayment Risk. The value of the Fund’s assets may be affected by prepayment rates on loans. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond the Fund’s control. Therefore, the frequency at which prepayments (including voluntary prepayments by borrowers and liquidations due to defaults and insolvency) occur on the Fund’s investments may adversely impact the Fund and prepayment rates cannot be predicted with certainty, making it impossible to completely insulate the Fund from prepayment or other such risks. Prepayments give rise to increased re-investment risk, as the Fund might realize excess

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cash earlier than expected. If prepayment rates increase, including, for example, when the prevailing level of interest rates falls, the Fund may be unable to re-invest cash in a new investment with an expected rate of return at least equal to that of the investment repaid.
Extension Risk. When interest rates rise, certain obligations may be paid off by the obligor at slower rates, resulting in lengthening the average life of the debt instruments held by the Fund and the Fund receiving principal later than expected which can cause additional volatility. This would delay the Fund’s ability to reinvest proceeds at higher interest rates. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
High-Yield Investments Risk. Fixed income investments receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics, and, compared to higher-grade investments, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances. High-yield, high risk, and lower-rated investments are subject to additional risk factors due to the speculative nature of these investments, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such investments. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield investments and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large, sustained sales by major investors or a higher profile default.
Certain of the Fund’s investments may not conform to conventional loan standards applied by traditional lenders and either will not be rated or will be rated as non-investment grade by the rating agencies. The non-investment grade ratings for these assets typically result from the overall leverage of the loans, the lack of a strong operating history for the underlying loans, the borrowers’ credit history, the cash flow resulting from its assets or other factors. In addition, there may be less readily available, reliable information about senior loans and notes than is the case for many other types of securities. Any collateral used to secure a debt instrument may decline in value or become illiquid, which would adversely affect the instrument’s value. There can be no assurance that liquidation of collateral would satisfy a borrower’s obligation in the event of nonpayment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a debt instrument is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.
Rating Agencies Risk. Future actions of any rating agency can adversely affect the market value or liquidity of the Fund’s investments. Rating agencies rating a debt instrument, including ABS, collateralized debt obligations, and other structured instruments, may change their published ratings criteria or methodologies for debt instruments at any time in the future. Further, such rating agencies may retroactively apply any such new standards to the ratings of the debt instrument purchased by the Fund. Any such action could result in a substantial lowering (or even withdrawal) of any rating assigned to any such debt instrument, despite the fact that such debt instrument might still be performing fully to the specifications set forth for such debt instrument in the related transaction documents. The rating assigned to any debt instrument may also be lowered following the occurrence of an event or circumstance despite the fact that the related rating agency previously provided confirmation that such occurrence would not result in the rating of such debt instrument being lowered. Additionally, any rating agency may, at any time and without any change in its published ratings criteria or methodology, lower or withdraw any rating assigned by it to any class of debt instrument. If any rating initially assigned to any debt instrument is subsequently lowered or withdrawn for any reason, holders of such security may not be able to resell their security without a substantial discount. Any reduction or withdrawal to the ratings on a debt instrument may significantly reduce the liquidity thereof and may adversely affect the debt instrument issuer’s ability to make certain changes to the composition of the debt instrument assets since the debt instrument’s indenture may contain restrictions on portfolio modifications that are tied to the ratings on the debt instrument.
A rating agency may also revise or withdraw its ratings of a debt instrument as a result of a failure by the issuer or the manager of such debt instrument to provide it with information requested by such rating agency or comply with any of its obligations contained in the engagement letter with such rating agency, including the posting of information provided to the rating agency on a website that is accessible by rating agencies that were not hired in connection with the issuance of the debt instruments as required by law. In addition, a debt instrument may receive an unsolicited rating, which may have an adverse effect on the liquidity or the market price of such debt instrument. Any such revision or withdrawal of a rating as a result of such a failure might adversely affect the liquidity and value of the debt instrument.

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Counterparty Risk. Some institutions (including brokerage firms and banks) with which the Fund will enter into counterparty relationships or to which securities will be entrusted for custodial and/or prime brokerage purposes, may encounter financial difficulties, fail or otherwise become unable to meet their obligations. In conditions of market turmoil, such financial institutions’ financial condition (as well as that of the Fund) may be adversely affected and they may become subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on the activities and operations of the Fund. In the event of a bankruptcy or insolvency of such a counterparty, the Fund could experience delays in liquidating an investment and significant losses, including the loss of that portion of the Fund’s portfolio held by such a counterparty, which may arise as a result of a decline in the value of an investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on an investment during such period and significant fees and expenses incurred in enforcing its rights. The Fund is subject to the risk that such counterparties may or may not have access to finance and/or assets at the relevant time and may fail to comply with their obligations under the relevant arrangements.
Sustainability Risk. Sustainability risk means an ESG event or condition, that, if it occurs, could cause an actual or a potential material negative impact on the value of one or more of the Fund’s investments. Sustainability risks can either represent a risk of their own or have an impact on other risks and may contribute significantly to other risks, such as market risks, operational risks, liquidity risks or counterparty risks. Sustainability risks may have an impact on long-term risk adjusted returns for investors. Assessment of sustainability risks is complex and may be based on ESG data, which is difficult to obtain and incomplete, estimated, outdated or otherwise materially inaccurate. Even when identified, there can be no guarantee that the assessment of this data will produce relevant conclusions.
Non-U.S. Investment Risk. The Fund will make investments in Aviation Assets globally. Certain foreign investments involve risks and special considerations not typically associated with U.S. investments. Such risks include: the risk of nationalization or expropriation of assets or confiscatory taxation; social, economic and political uncertainty, including war and revolution; dependence on exports and the corresponding importance of international trade; price fluctuations, market volatility, less liquidity and smaller capitalization of securities markets; currency exchange rate fluctuations; rates of inflation; controls on, and changes in controls on, foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; U.S. and foreign withholding taxes; governmental involvement in and control over the economies; governmental decisions to discontinue support of economic reform programs generally and impose centrally planned economies; less extensive regulation of the securities markets; longer settlement periods for securities transactions; less developed corporate laws regarding fiduciary duties and the protection of investors; less developed bankruptcy laws; and certain considerations regarding the maintenance of the Fund’s portfolio securities and cash with foreign sub-custodians and securities depositories.
There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the United States, and certain foreign companies and assets may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. companies, which may result in the unavailability of material information about issuers. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit investment by foreign persons to a specific class of securities of a company that may have less advantageous terms than the classes available for purchase by nationals. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital or earnings, as well as by the application to the Fund of restrictions on investments. The judicial systems of jurisdictions outside of the United States vary in terms of speed, commercial sophistication, impartiality, consistency of results and adherence to judicial precedent. As a result, the Fund may have difficulty in successfully pursuing claims in the courts of certain non-U.S. jurisdictions, as compared to the United States.
Foreign Currency Risk. Because the Fund may invest in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline because of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

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U.S. Government Securities Risk. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Certain U.S. government securities are backed by the U.S. Department of the Treasury or the full faith and credit of the United States and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds. Such securities are guaranteed only as to the timely payment of interest and principal when held to maturity. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to a market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. On June 3, 2023, the Fiscal Responsibility Act of 2023 was signed into law. The law suspends the limit on federal debt through January 1, 2025 while implementing federal spending caps and policy changes. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. As of March 2026, U.S. Treasuries are rated AA+ by Fitch Ratings and S&P Global, and Aa1 by Moody’s.
Investment Company and ETF Risk. Investments in open-end and closed-end investment companies, including ETFs (which may, in turn, invest in bonds, and other financial vehicles), involve substantially the same risks as investing directly in the instruments held by these entities. However, the investment may involve duplication of certain fees and expenses. By investing in an investment company or ETF, a Fund becomes a shareholder of that fund. As a result, Fund shareholders indirectly bear their proportionate share of the investment company’s or ETF’s fees and expenses which are paid by a Fund as a shareholder of the fund. These fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with a Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, a Fund’s investment in the fund may adversely affect the Fund’s performance. In addition, because ETFs and many closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, (1) a Fund may acquire ETF or closed-end fund shares at a discount or premium to their NAV and (2) ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Investment Manager may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.
Risks Related to Aviation Assets
General
Aviation Assets. In addition to factors linked to the aviation industry, other factors that may affect the value of an aircraft at any time include: (i) the capital intensive nature of aviation assets; (ii) the particular maintenance and operating history of the related airframe and engines; (iii) manufacture and type or model of aircraft or engines, including the number of operators using such type or model; (iv) whether the aircraft is subject to a lease and, if so, whether the lease terms are favorable to the lessor; (v) the age of the aircraft; (vi) the advent of newer technology of such aircraft or aircraft types competing with such aircraft; (vii) any tax, customs, regulatory and legal requirements that must be satisfied when an aircraft is purchased, sold or re-leased; (viii) compatibility of aircraft configurations or specifications with other aircraft operated by operators of that type of aircraft; (ix) regulatory actions, including mandatory grounding of the aircraft; (x) any renegotiation of a lease on less favorable terms; (xi) decreases in creditworthiness of lessees and difficulty replacing lessees upon foreclosure; and (xii) the availability of spare parts. Any decrease in values of and lease rates for used commercial aircraft which may result from the above factors or other unanticipated factors may have a material adverse effect on the Fund’s investments.

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Structure of Investments Risk. Investments made by the Fund may be made through SPVs or intervening holding companies. Although such entities are structured to be non-recourse to the Fund (i.e., bankruptcy remote), the Fund could experience losses or an erosion of the value of its investment if the SPV structure does not work as intended. SPV formalities can break down if the SPV does not legally or economically own the assets it purports to own; cash flows fail to follow the structure outlined in transaction documents; or borrowing base and collateral certifications are not accurate, timely or independently verifiable. In such a case, the SPV may become subject to fraud, misrepresentation and breach claims. These risks are exacerbated in a distressed situation.
In addition, at any time certain tax laws and certain underlying U.S. Treasury regulations or the administrative interpretations of those laws may be amended or be subject to differing interpretations, possibly with retroactive effect, that may have a negative impact on the Fund and could adversely affect the taxation of the Fund or the Fund’s shareholders. The tax treatment of a particular SPV may change after an investment has been made or an SPV has been established, with the result that the issuer of investments held by a borrower in respect of loans originated by an SPV becomes subject to tax. Also, the SPVs themselves may become increasingly liable to tax or be required to withhold tax on payments or distributions to the Fund, or may need to be unwound or restructured, in each case resulting in the Fund’s returns being reduced. SPVs and holding companies may be subject to such risks both in the jurisdiction of their respective establishment or incorporation and in each jurisdiction of they operate.
Subsidiary Risks. By investing in any Subsidiary, the Fund will be indirectly exposed to the risks associated with such Subsidiary’s investments. The instruments that will be held by any Subsidiary will generally be similar to those that are permitted to be held by the Fund and will be subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiaries will not be registered under the 1940 Act, and, unless otherwise noted, will not be subject to all of the protections of the 1940 Act. The Fund will wholly own and control any Subsidiary, and any Subsidiary will be managed by the Investment Manager and the same portfolio management team as that of the Fund. Our Board will have oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiaries. Changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in our inability or the inability of the Subsidiaries to operate as expected and could adversely affect the Fund.
Affiliated Loan Products and Services Risk. Muzinich, and/or certain Muzinich affiliates, are engaged in the loan origination, securitization and loan servicing businesses. An affiliate of Muzinich provides lease and debt servicing to SPVs in which Muzinich clients invest. The Investment Manager or its affiliates may act as collateral manager with respect to certain SPVs in which the Fund may invest. A conflict of interest arises when the Fund participates in loans originated by the Investment Manager or its affiliates, or invests in products for which the Investment Manager or its affiliates provides other loan, leasing or collateral manager services because the Investment Manager or its affiliates will benefit from the fees it receives through such product or as result of providing such service. Such fees may be higher or lower than similar services provided by unaffiliated service providers, although the Investment Manager seeks to provide competitive pricing. The Investment Manager or its affiliates may also benefit to the extent that the Fund’s participation in a product helps ensure the viability or success of the product through increased participation in the deal or product, which may also enhance the Investment Manager’s reputation. Investment in loans with other clients of Muzinich on a co-investment basis raises certain additional conflicts.
Co-Investment Risk. Co-investment opportunities arise when the Investment Manager pursues an investment that requires more capital than a single client, such as the Fund, has available to invest. Conflicts of interest may arise in such circumstances including ensuring fair allocation of co-investment opportunities over time, ensuring that clients share proportionately in costs arising from such investments, and ensuring that clients participate on substantially the same terms and have substantially the same rights. The Fund is expected to participate in co-investment opportunities only with other clients of the Investment Manager and subject to exemptive relief which is intended to mitigate conflicts of interests. However, the exemptive relief includes conditions that may limit or restrict the Fund’s ability to participate in a portfolio investment, including, without limitation, in the event that the available capacity with respect to a portfolio investment is less than the aggregate recommended allocations to the Fund and the other funds. In such cases, the Fund may participate in such investment to a lesser extent that its desired allocation or, under certain circumstances, may not participate in such investment.

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Aviation-Backed Debt
Asset-Backed Securities Risk. ABS represent participations in, or are secured by and payable from, lease payments from aircraft or other cash flows. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying assets, including Aviation Assets, or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. The Fund may invest in any tranche of ABS including subordinated (lower-rated) tranches and residual interest (the lowest tranche). CLOs may be highly levered and therefore, lower-rated and equity tranches may be subject to a higher risk of total loss and deferral or nonpayment of interest and principal than more senior tranches. Certain ABS may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets which may include loans or instruments evidencing physical assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions. See “Structured Finance Risk” at page 28.
Syndicated (Floating Rate, Bank, Leveraged, Senior) Loan Risk. The Fund may invest in syndicated loans which include interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. Loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. The Fund’s investments may be in the form of participation in loans or of assignments of all or a portion of loans from third parties. Investments in syndicated loans involve credit risk, interest rate risk, liquidity risk and other risks, including, but not limited to, the risk that any collateral may become impaired, may be insufficient to meet the obligations of the borrower or may be difficult to liquidate. These investments are also subject to the risk that the Fund may obtain less than the full value for the loan interests when sold. Moreover, loan transactions may have significantly longer settlement periods (i.e., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans.
Participation Interest Risk. The Fund may purchase participation interests in loans or debt instruments, which do not entitle the holder thereof to direct rights against the obligor. In such situations, the Fund will typically have a contractual relationship only with the relevant seller or counterparty (as the case may be) and not with the underlying obligor. As such, in respect of a participation, the Fund will have the right to receive only payments of principal, interest and any fees to which it is entitled only from the seller and only upon receipt by such seller of such payments from the obligor, and in respect of participations, the Fund generally will have no right directly to enforce compliance by the underlying obligor with the terms of the related loan agreement or underlying obligation (as the case may be) nor any rights of set-off against the underlying obligor, nor have any voting or other consensual rights of ownership with respect to the related loan agreement or underlying obligation (as the case may be). In such circumstances, the Fund may not directly benefit from the collateral supporting the loan or debt instrument in which it has purchased the participation or underlying obligation. As a result, the Fund will assume the credit risk of both the obligor and the seller or counterparty.
In the event of the insolvency of such seller or counterparty, the Fund may be treated as a general creditor of such seller or counterparty and may not benefit from any set-off between such seller and the obligor, or have any claim of title with respect to the underlying obligation. As a result, concentrations of participations entered into with any one counterparty will subject the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the underlying obligor. When the Fund holds a participation in a loan or debt instrument it may not have the right to vote to waive enforcement of any restrictive covenant breached by an obligor or, if the Fund does not vote as requested by the seller, it may be subject to repurchase of the participation at par. Sellers voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund, and such selling institutions may not consider the interests of the Fund in connection with their votes.
Impairment of Collateral Risk. The value of any collateral securing a bond or floating rate loan can decline and may be insufficient to meet the borrower’s obligations or be difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

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Borrower Fraud. Fraud by potential borrowers could cause the Fund to suffer losses. A potential borrower could defraud the Fund by, among other things: directing the proceeds of collections of its accounts receivable to bank accounts other than the Fund’s established lockboxes; failing to accurately record accounts receivable aging; overstating or falsifying records showing accounts receivable; or providing inaccurate reporting of other financial information. The failure of a potential borrower to report its financial position accurately, comply with loan covenants or be eligible for additional borrowings could result in the loss of some or the entire principal of a particular loan or loans.
Liability Risk Following the Disposal of Investments. While the Fund could hold its investments to maturity, it will likely dispose of investments in some circumstances prior to termination if the Manager determines it is in the best interest of the Fund to do so and, in connection therewith, may be required to pay damages to the extent that any representations or warranties given in connection with the sale of such investments turn out to be inaccurate. The Fund may become involved in disputes or litigation concerning such representations and warranties and may be required to make payments to third parties, such as other investors or the sponsor, as a result of such disputes or litigation. In the event the Fund does not have cash available to conduct such litigation or make such payments, it may be required to borrow funds. Any such payments and borrowings could adversely impact the Fund’s ability to make distributions. In addition, if the Fund is unable to borrow funds to make such payments, it may be forced to sell investments to obtain funds. Such sales may be effected on unsatisfactory terms.
Lending Risk. The Fund may purchase assignments of or participations in loans made to, various issuers, including distressed loans. Such investments may include senior secured, junior secured and mezzanine loans and other secured and unsecured debt that has been originated on a primary basis or that trade on the secondary market including loans originated by the Investment Manager. The value of the Fund’s investments in loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan. In the event of any litigation associated with the Fund needing to collect on a defaulted loan, such litigation may consume substantial amounts of the Investment Manager’s time and attention, and that time and the devotion of these resources to litigation may, at times, be disproportionate to the amounts at stake in the litigation.
Adjustments to Terms of Investments. The terms and conditions of loan agreements and related documents may be amended, modified or waived only by the agreement of the lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligation arising from loan agreements could be modified, amended or waived in a manner contrary to the preferences of the Fund if a sufficient number of the other lenders concurred with such modification, amendment or waiver. There can be no assurance that any obligations arising from a loan agreement will maintain the terms and conditions to which the Fund originally agreed.
The exercise of remedies may also be subject to the vote of a specified percentage of the lenders thereunder. The Investment Manager will have the authority to cause the Fund to consent to certain amendments, waivers or modifications to the portfolio investments requested by obligors or the lead agents for loan syndication agreements. The Investment Manager may, in accordance with its investment management standards, cause the Fund to extend or defer the maturity, adjust the outstanding balance of any investment, reduce or forgive interest or fees, release material collateral or guarantees, or otherwise amend, modify or waive the terms of any related loan agreement, including the payment terms thereunder. The Investment Manager will make such determinations in accordance with its investment management standards. Any amendment, waiver or modification of an investment could adversely impact the Fund’s investment returns.
Leverage Risk of Investments. SPVs in which the Fund invests are expected to incur indebtedness in connection with the acquisition of Aviation Assets, which debt would typically be secured by the assets so acquired and nonrecourse to the Fund. Such leverage might subject these investments to increased exposure to adverse economic factors such as a rise in interest rates, a downturn in the economy or further deterioration in the condition of a counterparty and/or the aviation market. SPVs may, but are not required to, also own hedging positions to try to mitigate or offset certain risks, but there is no guarantee that such hedges, if held, will be successful. In the event of a default, an SPV may be unable to generate sufficient cash flow to meet the principal and interest payments on outstanding indebtedness incurred in connection with any portfolio investments. In such an instance, if the Fund is unable to ensure the principal and interest payments resume within a certain “standstill period”, the senior ranking lenders would have the right to take control of the aircraft and may seek to sell or lease the aircraft. Such an event may have a material adverse effect on the Fund’s

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investments even if the sale or lease terms would be sufficient to service the debt. These agreements may also have provisions such as increased costs or material adverse change clauses which may be claimed and may be outside of the Fund’s or lenders’ control. If the Fund cannot manage such claims appropriately, it may have a material effect on the Fund’s investments.
Controls on Investment; Repatriation Limitation. In the course of sale of the aircraft or a restructuring of the aircraft portfolio, it is typically necessary to transfer the aircraft or change the registration of aircraft, or transfer substantial amounts of capital from one jurisdiction to another in the context of such events. In some jurisdictions, such transfer, or the transfer or repatriation of capital or the repossession of the aircraft may be or may become legally impaired or may be subject to approval by local authorities.
Structured Finance Risk. The Fund may invest in structured finance products in relation to Aviation-Backed Debt. There may be significant risks associated with investing in structured finance products. Their structure and the terms of the investors’ interest in the underlying collateral vary widely, depending on, amongst other things, the collateral type, use of credit enhancement and investor requirements. While the basic elements of structured finance products are broadly similar, the structure and execution of individual products may differ. Risks relating to structured finance products include, but are not limited to, credit risk, liquidity risk, currency risk, interest rate risk, market risk, operational risk, structural risk and tax and legal risk. Concentration of structured finance products by issuer, servicer or geography may result in additional risk to the Fund. In particular, specific risks are associated with asset-backed securities, which may include Aviation-Backed Debt. The risk of investing in asset-backed securities is ultimately dependent upon payment of loans by the debtor or, in certain instances, the guarantor along with the financial performance of the underlying asset, and any ability of the debtor to prepay. The Fund may invest in any tranche of structured finance products including subordinated (lower-rated) tranches and residual interests (the lowest tranche). Such products may be highly levered and therefore, lower-rated and equity tranches may be subject to a higher risk of total loss and deferral or nonpayment of interest and principal than more senior tranches.
The performance of structured finance products is also, to an extent, dependent on the capability and focus of the servicer of the transaction as they are responsible for the collections on and administration of the underlying assets. The quality and performance of the underlying assets in structured finance products may also depend on the experience, skill and underwriting terms of the relevant originator. There can be no assurance that the servicer and/or originator of a structured finance product will be able to operate in a manner which meets the Investment Manager’s expectations, and it cannot be assured that the underlying assets of the relevant transactions will perform in a manner which meets the return or recovery estimations of the Investment Manager.
Securitization Structuring Risk. The Fund may structure funding transactions through establishing securitization vehicles to which some or all of the Aviation Assets will be transferred. In the case of a funding transaction, the Fund expects to be issued the most junior tranches of securities in such securitization vehicles, which are generally unrated or rated below investment grade. Such securities are subordinated to payments of interest and principal on higher-rated securities of the securitization vehicle and will be directly affected by any losses or delays in payment on the related collateral. Interests in securitization vehicles (other than an investment in the most senior tranche) can be considered a levered investment in the underlying collateral of the securitization vehicle because the amount of the investment is significantly below the principal value of the securitization vehicle’s equity and below investment grade debt’s pro rata portion of the underlying collateral. However, a securitization vehicle’s equity and below investment grade debt tranches, due to their subordinated nature, are the first and second tranches, respectively, to absorb trading losses and defaults in the underlying collateral. Therefore, while the levered nature of a securitization vehicle’s equity and below investment grade debt tranches increase the cash flow that may be available for distribution, they also increase the exposure to trading losses and defaults, and accordingly, cause returns to be more volatile. Payments on securitization vehicle equity and below investment grade debt tranches may be deferred or eliminated depending on the amount of cash flow generated by the collateral. At the end of the lifespan of an investment, the Fund’s interests may be held through an exit vehicle, typically an SPV that facilitates the wind-down of the transaction and final distribution of proceeds to investors.
Aviation Leases
Ownership Risk Associated with Investment Strategy. The Investment Manager’s ability to promptly repossess, sell, re-lease or, to a lesser extent, part-out Aviation Assets in order to recover the original investment, and make a profit, is critical to the success of the Fund’s investment strategy. Numerous factors, many of which are beyond the control of

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the Investment Manager, may have an impact on the ability to promptly repossess, sell, re-lease or, to a lesser extent, part-out Aviation Assets. Such factors include the demand for various types of aircraft and engines, general market and economic conditions, regulatory initiatives (particularly those imposing environmental, maintenance and other requirements on the operation of aircraft), significant shifts in the supply of or demand for Aviation Assets, and technological advances in airframe and/or engine technology. In addition, the sale price and profitability of an Aviation Asset will depend upon the condition in which it is recovered by or returned to its respective owner or lessor.
The Fund may enter into lease agreements that specify re-delivery conditions with respect to major components including the airframe, engines, landing gear, and auxiliary power unit. Accordingly, the compliance of operators and airlines with re-delivery conditions will determine the value and marketability of the aircraft. If any lessee fails to deliver complete and accurate records of leased Aviation Assets upon re-delivery of such Aviation Assets, the SPV may be unable to sell or re-lease such Aviation Assets to operators and airlines because airworthiness requirements could prohibit the use of aircraft containing such Aviation Assets that do not have complete documentation. In some cases, the lessee will pay a security deposit that is refundable upon the expiration of the lease; provided, that all re-delivery conditions are met and that the lessee has not defaulted under the lease.
Also, certain lessees may be required to make periodic maintenance reserve payments to the lessor based on the number of hours or cycles the aircraft or engine has accrued. The lessee may, generally after maintenance is performed on the leased asset, then draw upon such reserves to cover the cost of scheduled maintenance. Upon the expiration of the lease, unused reserves are typically retained by the lessor. In any event, there is the risk that such reserves will not be sufficient to cover costs and expenses incurred by the SPV after the Aviation Asset is returned and that the SPV, and the investors’ investment in the Fund, will thereby be adversely affected.
Airline Leasing Risks. The aircraft leasing market is affected by various cyclical factors that are not within the control of the Investment Manager such as: interest rates; the availability of credit; fuel costs and general economic conditions affecting lessee operations; manufacturer production level; passenger demand; retirement and obsolescence of aircraft models; manufacturers merging or exiting the industry or ceasing to produce aircraft types; re-introduction into service of aircraft previously in storage; governmental regulation; and air traffic control infrastructure constraints.
The availability of commercial jet aircraft for lease or sale has periodically experienced cycles of oversupply and undersupply, producing sharp decreases and increases in aircraft values and lease rates. At the time when aircraft are being marketed for re-lease or sale, there can be no assurance that prevailing industry conditions will allow re-lease or, where applicable, sale, on satisfactory terms.
In addition to general industry factors that may affect aircraft values and lease rates, the value of specific aircraft will depend on a number of other factors that are not within the control of the Investment Manager, such as the particular maintenance and operating history of the aircraft, the number of operators using the type of aircraft and the supply of such type of aircraft, whether the aircraft is subject to a lease and any regulatory and legal requirements that must be satisfied before the aircraft can be sold. Values of aircraft may be adversely affected by changes in the competitive and financial position of the relevant commercial aircraft manufacturer, by the withdrawal of such manufacturer from that market or by unexpected manufacturing defects that may surface subsequently.
A significant threat to used commercial aircraft values and lease rates is the supply effects of the significant numbers of new aircraft ordered. Despite the cyclically high demand for aircraft experienced over the last few years and the significant consolidation in the aircraft manufacturing industry, competition between Boeing and Airbus has resulted in decreases in the price of new aircraft when adjusted for inflation, which in turn has led airlines and others to order increasing quantities of new aircraft. The displacement effect of new aircraft will depress used aircraft values and lease rates, particularly in geographic regions where there is currently perceived to be a significant excess of commercial aircraft capacity. Decreases in the values and rental rates achievable on used commercial aircraft as a result of the above factors may have a material adverse effect on the Fund’s operations and cash flows.
Higher Costs Resulting from Lease or Consignment Default. Repossession of an aircraft by the SPV leasing the aircraft after a lessee or consignee default may result in the SPV (and, indirectly, the Fund) incurring costs in excess of those incurred with respect to an aircraft returned at the end of the lease or consignment. Those costs include legal and other expenses of court or governmental proceedings (particularly if the lessee or consignee contests the proceedings or is in bankruptcy) to obtain possession and/or re-registration of the aircraft and flight and export permissions. Delays resulting from any such proceedings would also increase the period of time during which the relevant aircraft is not

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generating revenue pursuant to a lease agreement. In addition, the Fund may incur substantial insurance, maintenance or repair costs (that a defaulting lessee has failed to pay) as well as refurbishment and remarketing costs and may need to pay off liens, taxes and governmental charges in order to obtain unencumbered possession and to re-lease the aircraft effectively. Some foreign jurisdictions may allow liens or other third-party rights to have priority over the owner of an aircraft (including, without limitation, outstanding mechanic, airport and navigation fees in respect of the aircraft and also in respect of other aircraft operated by the lessee, but not owned by the Fund), which could result in reducing the benefits of the Fund’s ownership of an aircraft in certain jurisdictions and circumstances.
If the SPV, in the exercise of its remedies, repossesses the aircraft, no assurance can be made that the affected aircraft will be able to be re-leased promptly or at favorable rates. The SPV may incur costs in connection with the physical repossession of the aircraft as well as for reconfiguration of the aircraft (e.g., reordering of seats, repainting of aircraft, etc.) to meet the needs of the next operator of the aircraft. Any such costs or delays will adversely impact the returns of the Fund. The rights of the SPV upon a lessee default may be subject to limitations of applicable law, including the need to obtain a court order for repossession of aircraft and/or consents for deregistration or re-export of aircraft. When a defaulting lessee or consignee is in bankruptcy, protective administration, insolvency or similar proceedings, additional limitations may apply; it may be uncertain to what extent the ownership interest of the relevant owner in the aircraft would be recognized by such jurisdiction. Certain jurisdictions will give rights to the trustee in bankruptcy or a similar officer to assume or reject the lease or consignment or to assign it to a third party, or will entitle the lessee or consignee, as the case may be, or another third party to retain possession of the aircraft (without performing all or some of the obligations under the relevant lease or consignment, as the case may be). Accordingly, the SPV may be delayed in or prevented from, or may incur additional costs including legal costs, enforcing certain of the SPV’s rights under a lease agreement or consignment and in selling the affected aircraft. Such delays and costs may adversely impact the returns of the Fund.
Intensified Competition on Aircraft Financing and Leasing Market. The aviation finance market is highly competitive and has numerous operators acting within market segments targeted by the Fund’s investment strategy. Accordingly, the Fund is expected to face competition from new direct or indirect competitors, which competition may affect lease and financing terms as well as the terms governing the acquisition and disposal of used aircraft. Potential competitors include airlines, aircraft lessors, banks, financial institutions (including those seeking to dispose of re-possessed aircraft at distressed prices), public and private part resellers and investment funds. Some of the Fund’s direct and indirect competitors could have significantly greater resources than the Fund. In addition, certain competing aircraft lessors may have a lower overall cost of capital and may provide financial services or other inducements to potential lessees that the Fund cannot provide. The Fund cannot assure investors that the Fund will be able to compete effectively in the used aircraft market. It is possible that the Fund will never be fully invested in Aviation Assets if the Investment Manager cannot identify a sufficient number of attractive investments. In the event the Fund is unable to fully invest its capital, returns to investors may be significantly adversely affected.
Technological Risks. The availability for sale or lease of new, technologically advanced aircraft and engine types and the imposition of stringent noise or emissions regulations or mandatory Airworthiness Directives (as defined below) may make certain aircraft or engine types less desirable in the marketplace and therefore may adversely affect the Fund’s ability to lease or sell such aircraft or engines or parts thereof. It is expected that the Fund’s ability to manage these technological risks by modifying or selling aircraft and engines will be limited.
Effect of Airline Bankruptcy. Applicable bankruptcy law often allows airlines to terminate leases early and to return aircraft and engines without meeting the contractual return conditions, and if such an event were to occur the full amount, or any part of, claims for these lease terminations may not be paid. Alternatively, agreements may be negotiated with those airlines under which the airline continues to lease the aircraft, but under modified lease terms. In the case of an airline which has ceased operations entirely, in addition to the risk of nonpayment, there is an enhanced risk of deterioration or total loss of an aircraft while it is under uncertain custody and control. In that case, legal action may be required to secure the return of the aircraft and its records, or alternatively to negotiate a settlement under which it can immediately recover the aircraft and its records in exchange for waiving subsequent legal claims. Such legal action may not yield satisfactory results in a given time period. Additional grounded aircraft and lower market values would adversely affect the ability to sell the aircraft at rates comparable to the initial leases.
Risk of Decline in Aircraft Value, Rental Rates, and Part Prices. In addition to factors linked to the aviation industry, other factors that may affect the value of aircraft and lease rates, as the case may be, include, without limitation:

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(i) manufacturers merging or exiting the industry or ceasing to produce certain aircraft models; (ii) the particular maintenance and operating history of aircraft and engines; (iii) the number of operators using a type of aircraft; (iv) whether the aircraft is subject to a lease; (v) any regulatory and legal requirements that must be satisfied before the aircraft can be operated, sold or re-leased, including Airworthiness Directives (as defined below); (vi) compatibility of aircraft parts and layout of the aircraft among operators of particular aircraft; (vii) any renegotiation of a lease on less favorable terms; (viii) manufacturing production levels and technological innovation; (ix) import restrictions; (x) retirement and obsolescence of aircraft models; (xi) traffic growth; (xii) fuel prices; (xiii) airline profitability; (xiv) existing supply of parked aircraft; and (xv) regulatory changes impacting the used parts market. Any decrease in values of and lease rates for used commercial aircraft which may result from the above factors or other unanticipated factors may have a material adverse effect on the Fund’s operations and cash flow and may adversely affect their investments and, therefore, the value of investors’ interests in the Fund.
The supply of large passenger jet aircraft is dominated by a small number of airframe manufacturers, including Boeing and Airbus, and a limited number of engine manufacturers such as GE Aviation, Rolls Royce plc and Pratt & Whitney. The Fund therefore depends on the success of these manufacturers in remaining financially stable, producing aircraft and related components that meet technical and regulatory requirements and airlines’ demands and providing ongoing and reliable customer support.
Disruptions in the capital markets may impair the ability of manufacturers to finance their operations or increase the costs of such financing, which could adversely affect their ability to meet airlines’ demands or provide customer support. Further, competition between the manufacturers for market share is escalating and may result in deep discounting for certain aircraft types. Such discounting may have a negative impact on the Fund’s ability to compete effectively when it sells or leases aircraft.
Should the manufacturers fail to respond appropriately to changes in the market environment, fail to fulfil their contractual obligations or fail to produce aircraft or components that meet technical or regulatory requirements, the Fund may experience:
•any deterioration in the financial condition of the airline industry;
•poor customer support from the manufacturers of aircraft and components resulting in reduced demand for a particular manufacturer’s product;
•a market environment with too many aircraft available, potentially creating downward pressure on demand for those aircraft and components of those types in the Fund’s fleet and reduced market lease rates for aircraft of those types;
•a reduction in the Fund’s competitiveness due to deep discounting by the manufacturers, which may lead to reduced market lease rates and aircraft values and may adversely affect the value of the portfolio and the Fund’s ability to remarket or sell some of the aircraft at a profit or at all; and/or
•poor customer support from the manufacturers of associated components resulting in disruption to the lessees’ operations and consequent loss of revenue for the lessees.
Amortization Risk. The revenue that will be earned from certain leases may not be sufficient to amortize fully the investment and financing costs related to the underlying aircraft. A wide array of economic factors and regulations may affect the price at which the Fund can dispose of its Aviation Assets, which, in turn, may reduce the overall rate of return generated by the Fund’s investments.
Lessee Credit Risk. Many factors can substantially and quickly impact an individual airline’s viability. These include fuel prices, pandemics, labor disruptions, air crashes, and new or intensified competition. Should a lessee file for a re-organization under bankruptcy statutes, there is the added risk the lessor/owner may be at least temporarily prohibited from foreclosing on or repossessing its aircraft. Most developed countries, like the United States (which affords lessors and other secured parties certain protection and certain rights pursuant to Section 1110 of the U.S. Bankruptcy Code), have specific laws that determine how and when a secured party or a lessor in a bankruptcy can repossess an aircraft. Although the process is improving due to the approval of, and certain jurisdictions joining, the Cape Town Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment (the “Cape Town Convention”), the process can be slow, expensive, and in some instances may result in lost revenue and thus negatively impact the

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proceeds that would otherwise be received by the Fund. Even in certain countries that are party to the Cape Town Convention, the relevant national implementing legislation may not be consistent with the Cape Town Convention, or, even if consistent with the Cape Town Convention, may not be consistently or correctly applied by domestic courts with the result that judicial decisions may not deliver the results expected under the Cape Town Convention or may deliver them only after significant delays and appeals to higher courts.
Lessee or Borrower Defaults and Other Credit Problems. The ability of each borrower or lessee to perform its obligations under its liabilities will depend primarily on the borrower/lessee’s financial condition, which may be affected by factors beyond the Fund’s control, including competition, fare levels, air cargo rates, passenger and air cargo demand, operating costs (including the price and availability of jet fuel and labor costs), labor difficulties, economic conditions in the countries in which an airline operates and governmental regulation of or affecting the air transportation business. At any point in time, a varying number of lessees may experience payment difficulties. In addition, many lessees are exposed to currency risk due to the fact that they earn revenues in their local currencies and certain of their liabilities and expenses are denominated in U.S. dollars, including lease or loan payments to the Fund. As a result of their poor financial condition, a large portion of lessees over time may consistently be significantly in arrears in their rental, debt service or maintenance payments. The Fund can give no assurances that lessees will be able to perform their financial and other obligations under future liability agreements. A lessee may also experience periodic difficulties that are not financial in nature, which could impair its performance of its maintenance obligations under a financing agreement. These difficulties may include deferring the performance of scheduled aircraft maintenance. The Fund cannot assure that, in the event that a lessee defaults under a lease, the security deposit paid or the letter of credit provided by the lessee, if any, will be sufficient to cover the outstanding or unpaid obligations accrued under the applicable lease agreement or other lessee obligations such as navigational charges and landing and/or airport fees which may give rise to lien rights in favor of applicable creditors. If such amounts are insufficient, the Fund’s ability to make distributions to investors will be adversely impacted.
Re-leasing of Aircraft. Upon the expiry or premature termination of leases, the aircraft will need to be re-leased. The ability to re-lease aircraft will depend on general market and competitive conditions and there is no assurance that potential investors that in the future that a lessee will be able to be found in a timely manner for any aircraft, or if it does find a lessee, to obtain lease rates and terms (including maintenance and redelivery conditions) comparable to those contained in the initial leases or otherwise satisfactory to the Fund, or that the creditworthiness of any future lessee will be equal to or better than the previous lessee of an aircraft. If the average term of the leases is shortened over time, additional costs will be incurred as it goes through the re-leasing process more often than anticipated and there is no assurance that it will be able to re-lease the aircraft upon the expiration or early termination of their respective leases without incurring significant costs or significant off-lease periods or without any adverse effect on the lease rates, especially during any period of downturn in demand for aircraft subject to operating leases. Significant costs may be incurred to rectify lessee defaults (over and above any amounts already paid by the lessee in the form of deposits or reserves) relating to maintenance in order to ensure that the aircraft is capable of being re-leased. If an aircraft cannot be re-leased, an attempt may be required to sell the aircraft but it may not be possible to do so on economically attractive terms.
An SPV’s ability to re-lease or sell aircraft, its ability to obtain lease rates and terms comparable to those contained in the initial leases of the aircraft and its ability to sell assets on favorable terms, may be adversely impacted by: any deterioration in the financial condition of the airline industry; the supply and demand for a given aircraft model at any point in time; manufacturer’s rates of manufacture in connection with the advent of newer models of such aircraft; the economic condition of the passenger airline, freight airline and aircraft industries; any sale of large numbers of repossessed aircraft by financial institutions; cyclical changes in interest rates and the availability of credit; fluctuations in the cost of fuel and other materials; the supply of competing aircraft; competition from other aircraft lessors and other alternative sources of capital; airline bankruptcies and insolvencies; the effects of terrorism, armed hostilities and war, including any future terrorist attacks or armed hostilities (or escalation of existing conflict); outbreaks of epidemic diseases or occurrences of natural disasters; continued political and economic uncertainties; the ability to repossess the aircraft from a defaulted lessee; the ability to export an aircraft from or import the aircraft to a given jurisdiction; and other factors affecting the demand and lease rates for aircraft generally and for particular aircraft.
It cannot be assured that it will be possible to re-lease the aircraft upon the expiration or early termination of its leases without the incurring of significant costs or significant off-lease periods or without any adverse effect on the lease rates, especially during any period of downturn in demand for aircraft subject to operating leases. Significant costs may

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be incurred to rectify lessee defaults relating to maintenance in order to ensure that the aircraft are capable of being re-leased. If an aircraft, whether as a result of the expiration of the applicable lease term or as a result of repossession, cannot be re-leased, it may be necessary to attempt to sell such aircraft but may not be able to do so on economically attractive terms. Any of these factors could cause less revenue to be earned or greater operating expenses to be incurred than initially assumed.
Investments in Undervalued Aviation Assets. The Fund may invest in Aviation Assets that become undervalued and stressed or distressed. The identification of investment opportunities in such assets is a difficult task, and there is no assurance that such opportunities will be successfully acquired or sold. While investments in undervalued assets offer the opportunity for above-average capital appreciation, such investments involve a high degree of financial risk and can result in substantial losses. Returns generated from the Fund’s undervalued investments may not adequately compensate investors for the business and financial risks assumed. The Fund may incur a substantial loss if the assets which the Investment Manager believes are undervalued are not in fact undervalued and may be forced to sell such assets at a substantial loss. In addition, the Fund may be required to hold such assets for a substantial period of time before realizing their anticipated value. Once purchased, such assets will often require additional ongoing maintenance capital from the Fund. During this period, a portion of the Fund’s funds would be committed to the assets purchased, thus possibly preventing the Fund from investing in other opportunities.
Restructuring of Leases. Under certain circumstances, including when a lessee is late in making payments or fails to make payments in full under the lease or is subject to an insolvency or reorganization proceeding, the Fund may be requested to, or it may, on its own initiative, restructure a lease. Restructuring may involve anything from a simple rescheduling of payments, a reduction of rental or other payments, or an easing of return conditions upon the termination of a lease, in each case without receiving all or any portion of the past due amounts. If any leases are restructured, the Fund expects that the reduced or deferred rental payments would be payable over all or some part of the remaining term of the lease or through an extension of the lease. The Fund may have no alternative but to agree to such rental reductions in the event no viable substitute lessee is available. The Fund may be unable to agree upon acceptable terms for some or all of the requested restructurings and as a result may exercise its remedies under those leases. If the SPV, in the exercise of its remedies, repossesses the aircraft, there is no assurance that it will be able to re-lease the aircraft promptly or at favorable rates. Restructurings with some lessees may occur. The terms and conditions of possible lease restructurings may result in significant reductions of rental payments and adversely impact the returns of the Fund.
Jurisdictional Risk. An SPV may lease Aviation Assets to operators and airlines located in countries that have less developed economies and legal systems that are more vulnerable to economic and political problems, such as civil disturbances, government instability, nationalization and expropriation of private assets, the imposition of taxes or other charges by governments and significant fluctuations in gross domestic product, interest rates and currency exchange rates. The resulting instability may adversely affect the ability of operators and airlines which operate in those markets to meet their lease obligations, and those operators and airlines may be more likely to default than operators and airlines that operate in developed economies. Further, lessors may have difficulty enforcing their rights under leases in those jurisdictions. Such factors, among others, may adversely affect the Fund’s investments in certain jurisdictions and negatively impact the Fund’s returns.
Maintenance of Aircraft During Lease Term; Funding of Maintenance; Maintenance Reserves. Under the leases to which the Fund will be exposed, the relevant lessee is generally primarily responsible for maintaining the aircraft and complying with all governmental requirements applicable to the lessee and the aircraft including operational, maintenance, and registration requirements and Airworthiness Directives (as defined below). Failure of a lessee to perform required maintenance with respect to an aircraft during the term of a lease could result in a diminution in value of such aircraft’s parts upon termination of such lease. A continuous failure by a lessee to meet its maintenance obligations under the relevant lease (i) could result in a grounding of the aircraft; (ii) in the event of a re-leasing of the aircraft, could cause the Fund to incur integration and other costs, which may be substantial, in restoring the aircraft to an acceptable maintenance condition; (iii) could result in a lower rental rate or shorter term under any new lease to which the aircraft may be subject following repossession of the aircraft; and (iv) would be likely to adversely affect the value of the aircraft.
Actual rental and maintenance payments by lessees and other cash that the Fund receives may be significantly less than projected as a result of numerous factors, including defaults by lessees and the Fund’s possible inability to obtain satisfactory maintenance provisions in lease agreements. In some cases, a lessee may be entitled to substitute a

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letter of credit for maintenance reserve payments. Some leases do not provide for any maintenance reserve payments or letters of credit to be made or pledged, as the case may be, by lessees as security for their maintenance obligations, and there can be no assurance that future lease agreements will contain such requirements. Maintenance reserves may be insufficient to cover the scheduled maintenance expenses they are intended to fund. In addition, maintenance reserves may cover certain, but not all, scheduled maintenance requirements. Also, there can be no assurance that lessees will meet their obligations to pay maintenance reserves or perform required scheduled maintenance. If lessees fail to meet their obligation to fund reserves or perform required scheduled maintenance, the Fund may be required to make such payments which may adversely affect the investors’ investment in the Fund.
Potential Additional Operating Costs Could Negatively Impact the Fund’s Ability to Make Payments. Those costs include: (i) the costs of casualty and liability insurance and the liability costs or losses when insurance coverage has not been or cannot be obtained as required or is insufficient in amount or scope; (ii)the costs of licensing, exporting or importing an aircraft, airport taxes, customs duties, air navigation charges and similar governmental or quasi-governmental impositions, which can be substantial; (iii) penalties and costs associated with the failure of lessees to keep the aircraft registered under all appropriate local requirements or obtain required governmental licenses, consents and approvals; (iv) all other costs of holding an aircraft, including storage, maintenance, ferry flights and crews; and (v) enforcement and resulting costs. The failure to pay some of these costs can result in Aircraft Liens on the aircraft and the failure to register the aircraft can result in a loss of insurance. These matters could result in the grounding of the aircraft and prevent the re-lease, sale or other use of the aircraft until the problem is cured.
Liabilities, Loss and Insurance. In general, operators and airlines are required under the leases to which the Fund will be exposed to indemnify the related lessor for, and insure against, liabilities arising out of use and operation of the aircraft, including third-party claims for death or injury to persons and damage to property for which the Fund may be deemed liable. Operators and airlines are also required to maintain public liability, property damage and aircraft hull insurance on the aircraft at agreed upon levels. They are not, however, required to maintain political risk insurance and there are other types of events that may or may not be insurable by an operator or airline (e.g., direct and/or indirect consequences resulting from seizure of an Aviation Asset by a government official or regulatory body in connection with alleged or actual illegal activity in respect of such Aviation Asset in the possession of a lessee irrespective of such lessee’s or the lessor’s liability therefor). The operators and airlines may, in some instances, have fleet-wide deductibles for liability insurance. Any hull insurance in respect of such claims will generally be paid to the lessee (in some circumstances up to a cap with the balance going to the lessor), in the event of a partial loss of or damage to the aircraft, to effect repairs, unless there is a total loss with respect to the aircraft in which case insurance proceeds are paid to the lessor or, in the case of liability insurance, to each of the insured parties for indemnification of third-party liabilities. In the event of a total loss, the lessor will usually be entitled to receive insurance proceeds equal to an amount agreed to at the commencement of the lease, and subject to the terms of the applicable lease, the balance of any hull insurance proceeds after deduction for all amounts due and payable by the lessee under such lease, may remain with the lessee. There can be no assurance that insurance of operators and airlines, including any available governmental supplemental coverage, will cover all types of claims that may be asserted against the Fund. Most leases require that such insurances are re-insured in the London market however any inadequate insurance coverage, default by an insurer or default by operators and airlines in fulfilling their indemnification or insurance obligations, or the lack of political risk insurance will affect the proceeds that would be received by the Fund upon an event of loss under the relevant lease agreement or upon a claim under the relevant liability insurance policy.
Liability Risk as Lessor. Under common law, the owner of an aircraft or engine may be held liable for injuries or damage to passengers or property, and such damage awards can be substantial. The legislative/judicial basis for determining liability in such instances will ordinarily be driven by the state of registration of an aircraft. Given this variance in approach to lessor liability, a jurisdictional analysis would generally be conducted prior to investing in any Aviation Asset. This analysis would set out the applicable rules, regulations and case law (as relevant) in the jurisdiction that governs liability for injuries or damage to passengers or property, with reference specifically to the lessor’s position in this regard vis-à-vis the applicable Aviation Asset. Because certain case law interpreting certain exculpatory statutory provisions on this topic provides that lessors of aircraft or engines may be liable for losses, there can be no assurance that such statutory provisions would fully protect the lessor and the Fund from all liabilities in connection with any losses that may be caused by any aircraft or engine it owns. Therefore, each lessee typically will be required to indemnify the lessor (typically an SPV) or insure the lessor against, such claims by third parties. Nonetheless, there is a possibility that the lessee might not have the financial resources or insurance to fulfill its indemnity obligations.

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Certain non-U.S. jurisdictions may impose strict liability upon an owner of an aircraft or an engine. Such liability may apply with respect to claims of passengers, employees or third parties for death, injury and/or damages to public or private property (including consequences of terrorist attacks) or environmental damages. As described above, operators and airlines may be unable or unwilling to indemnify the Fund, resulting in losses to the Fund. The scope and amount of insurance coverage available to airlines for liability to third persons may decrease while the premiums for such third-party risk insurance may simultaneously or otherwise increase. This situation may result in the operators and airlines or the Fund not obtaining sufficient insurance coverage to cover all types of claims that may be asserted against the operators and airlines or the Fund. Such insufficient insurance coverage amounts or defaults by operators and airlines in fulfilling their indemnification or insurance obligations or the lack of third-party liability insurance may increase the loss amounts for which the operators and airlines or the Fund are ultimately liable.
The Investment Manager will typically require lessees to maintain those types of insurance customary and appropriate in the air transportation industry, including comprehensive liability insurance and aircraft hull insurance and, where relevant, to have such insurances re-insured in the London market. There can be no assurance that lessees’ insurance will cover all types of claims that may be asserted against the Fund. Any inadequate insurance coverage, default by an insurer or default by lessees in fulfilling their indemnification or insurance obligations will negatively affect the proceeds that would be received by the Fund upon an event of loss under the respective leases or upon a claim under the relevant liability insurance.
Effect of Airworthiness Directives and Operating Restrictions. The maintenance and operation of aircraft and engines are strictly regulated in the United States by the Federal Aviation Administration, in Europe by the European Aviation Safety Agency and in other jurisdictions by similar governmental authorities. These rules and regulations govern such matters as certification, registration, inspection, operation and maintenance procedures, personnel certification and record keeping. In addition to the general aviation authority regulations and requirements regarding maintenance of the aircraft, aircraft may be subject to further maintenance or modification requirements imposed by airworthiness directives (“Airworthiness Directives”) issued by aviation authorities and service bulletins issued by aircraft manufacturers (“Service Bulletins”). Airworthiness Directives and Service Bulletins typically set forth particular special maintenance actions or modifications to certain aircraft types or series of specific aircraft that must be implemented if the aircraft is to remain in service. Alternatively, the Airworthiness Directive may require the lessee to make more frequent inspections of the asset or particular parts. The costs of compliance with Airworthiness Directives and Service Bulletins, particularly those requiring replacement of limited life parts, can be substantial. Future regulatory changes may also increase the cost of operating and/or maintaining aircraft and engines, which may adversely affect their residual value and the profitability of the Fund, as can the failure of a lessee to comply with the maintenance provisions as set forth in the lease. The cost of compliance with such requirements may be significant.
Each lessee generally is responsible for complying with all or a substantial portion of Airworthiness Directives and Service Bulletins applicable to its aircraft and is required to maintain the aircraft’s airworthiness. However, if a lessee fails to satisfy its obligations, or if the Fund has obligations as to contributions towards the cost of compliance with Airworthiness Directives (usually over a certain threshold as agreed in the lease) or to take other actions required to maintain its certificate of airworthiness or other manufacturer requirements in respect of an aircraft or if an aircraft is not subject to a lease, at the time such modifications are required, the Fund may have to bear the cost of such compliance.
In addition, most countries’ aviation laws require aircraft to be maintained under an approved maintenance program having defined procedures and intervals for inspection, maintenance and repair. To the extent that the Fund’s aircraft are off lease or a lessee defaults in effecting such compliance, the Fund will be required to comply with such requirements at its expense.
Requirement for Certain Licenses and Approvals. Some lease or sale transactions may require that the Fund and/or the lessee obtain licenses, consents or approvals from governmental or other regulatory authorities with respect to the importing, exporting and deregistration of aircraft. Subsequent changes in applicable law or administrative practice may increase such requirements. In addition, governmental consent, once given, might be withdrawn or expire without renewal. The Fund may have difficulty acquiring the licenses, consents or approvals needed in connection with aircraft leasing or sale. Any of these events could adversely affect the Fund’s ability to lease or sell aircraft and could negatively affect the Fund’s ability to make distributions to investors.
Registration of Aircraft. Appropriate registration of aircraft is an absolute requirement and is a material obligation of both the lessee and the holder of title of an aircraft and an indispensable precondition for operating the

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aircraft. If an aircraft were to be operated without valid registration, the lessee operator or, in some cases, the owner or lessor (such as the Fund) might be subject to penalties, which could constitute or result in a lien being placed on such aircraft. Lack of registration could also restrict the ability of the owner or lessee to operate the aircraft, negatively affect insurance premiums or cause the loss of insurance. The foregoing adverse effects could cause lessees to incur higher costs and to generate lower net revenues, resulting in an adverse impact on their financial conditions, affecting lessees’ ability to make rental and other lease payments to the Fund.
Failure to Discharge Aircraft Liens Appropriately. In the normal course of business, liens that secure the payment of airport fees and taxes, custom duties, fuel liens, air navigation charges (including charges imposed by Eurocontrol), landing charges, crew wages, maintenance charges, salvage or other liens (“Aircraft Liens”) are likely, depending on the jurisdiction, to attach to the aircraft (or, if applicable, to the engines separately). Aircraft Liens may secure substantial sums that may, in certain jurisdictions or for limited types of Aircraft Liens (particularly fleet liens), exceed the value of the particular aircraft to which the Aircraft Liens have attached. In some jurisdictions, Aircraft Liens may give the holder thereof the right to detain or, in limited cases, sell or cause the forfeiture of the aircraft (or, if applicable, to the engines separately). In some cases, it may be difficult to obtain “clear title” to the assets acquired (including all aircraft documentation) unless an expensive title search is undertaken prior to acquisition. Such Aircraft Liens or clouded title could, until discharged, impair the SPV’s ability to repossess or sell aircraft. Although the financial obligations relating to these Aircraft Liens are the responsibilities of the lessees, if lessees fail to fulfill their obligations, Aircraft Liens may attach to the SPV’s aircraft and ultimately become the SPV’s, responsibility. In some jurisdictions, Aircraft Liens may give the holder thereof the right to detain or, in limited cases, sell or cause the forfeiture of the aircraft (or, if applicable, to the engines separately). Until they are discharged, the Aircraft Liens described above could impair the SPV’s ability to repossess, re-lease, sell or otherwise dispose of the aircraft. The Fund cannot provide assurance that the lessees will comply with their obligations under the leases to discharge Aircraft Liens arising during the terms of the leases. In such cases, the SPV may find it necessary to pay the claims secured by such liens in order to repossess the aircraft or to obtain the aircraft or engines from a party holding a lien in respect thereof.
Operational and Fund Structure Risks
Non-Diversified Status Risk. Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund will be more susceptible than a diversified fund to fluctuations in the prices of securities of a single issuer.
Leverage Risk. The Fund’s use of leverage creates the opportunity for increased net income to Shares, but also creates special risks for shareholders. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on borrowings) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing returns to shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the shareholders and will reduce the investment return of the Shares. Therefore, the Fund’s use of leverage may result in losses. Leverage creates several major types of risks for shareholders, including:
•The likelihood of greater volatility of NAV of Shares, and of the investment return to shareholders, than a comparable portfolio without leverage;
•The possibility either that dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Shares will fluctuate because such costs vary over time; and
•The effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged.
•If the costs of any leverage used by the Fund exceed the income from portfolio securities acquired through the use of such leverage, the Fund’s NAV would decline. A decline in the Fund’s NAV could affect the ability of the Fund to pay dividends or make distributions to shareholders. A failure by the Fund to distribute an adequate proportion of its net investment income in the form of dividends each taxable year would result in the Fund ceasing to qualify as a RIC under the Code. See “Tax Matters” below for additional information. Also, the counterparties to the Fund’s leveraging transactions will have priority of payment over the Fund’s shareholders.

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Valuation Risk. A high portion of the securities in which the Fund invests will be less liquid, and more difficult to value than other types of securities, including due to unavailability or unreliability of third-party pricing. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. See “How Fund Shares Are Priced.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Investment Manager about such companies’ financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. The Investment Manager may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Investment Manager’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive.
Liquidity Risk. Certain of the Fund’s investments in Aviation-Backed Debt and Leased Assets may not be readily sold at the desired time or price, and may be sold at a lower price or may not have a sufficient market to be sold at all. Aviation-Backed Debt and Leased Assets are not generally traded on recognized exchange markets. Instead, they are typically traded by banks and other institutional investors participating in the loan markets, or between aircraft lessors, institutions and other aircraft owners in the case of leases. The liquidity of, and therefore the ability to sell, the Fund’s investments in Aviation-Backed Debt and Leased Assets will therefore depend on the liquidity of these markets. Trading in loans is subject to delays as transfers may require extensive documentation, the payment of significant fees and the consent of the agent bank or underlying obligor. Trading aircraft leases is subject to novation procedures which vary in time depending on jurisdictions and engagement of relevant parties including lessees. In addition, certain leasing and loan investments may be subject to legal or contractual restrictions or requirements that limit the Fund’s ability to transfer them or sell them for cash. As a result, the Fund’s investments may be illiquid and there can be no assurance that the Fund will be able to realize investments at attractive prices or otherwise be able to effect a successful realization or exit strategy. It may also not be possible to establish their current value at any particular time. The lack of liquidity in the Fund’s asset portfolio may significantly impede the Fund’s ability to respond to adverse changes in the performance of its assets and may adversely affect the value of an investment in the Fund.
Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The prices of such investments may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such investments without an unfavorable impact on prevailing market prices. The nature of the Fund’s investments in aircraft-backed loans and leased aircraft typically requires a long holding period prior to profitability. Illiquid and relatively less liquid investments may be harder to value. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. See “Risks of the Fund —Repurchase Offer Risk.” It may also be the case that other market participants may be attempting to liquidate fixed income holdings

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at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. See “Risks of the Fund—Valuation Risk.”
Distribution Rate Risk. The Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons.
For example, the Fund may have to deploy uninvested assets (whether from sales of Shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.
New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable.
Management Risk. The skill of the Investment Manager plays a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the ability of the Investment Manager to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods. The Fund’s ability to achieve its investment objective depends on the ability of the Investment Manager to select securities, especially in volatile markets and the Investment Manager could be incorrect in its analysis of industries, companies, and the relative attractiveness of securities.
◦The Investment Manager’s Ability to Source Investments. A number of other entities will compete with the Fund to make investments of the type that the Fund intends to make, and the Investment Manager believes that competition for investments targeted by the Fund will increase over time. The Fund will compete with public and private funds, commercial and investment banks and aircraft leasing companies. Additionally, competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, including with respect to investments in which the Fund intends to invest. As a result of these new entrants, competition for investment opportunities has intensified, and the Investment Manager expects this trend to continue.
Many of the Fund’s existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than those available to the Fund’s Investment Manager. Some competitors, such as commercial banks, may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than the Fund. Accordingly, the Investment Manager may be unable to find a sufficient number of attractive opportunities to meet the Fund’s investment objectives.
◦Models Risk. The Investment Manager may use financial models to evaluate investment opportunities. The accuracy and effectiveness of such models cannot be guaranteed. In all cases, projections are only estimates of future results which are based upon assumptions made at the time that the projections are developed. Projections are inherently uncertain and subject to factors beyond the control of the Investment Manager and the investment in question. The inaccuracy of certain assumptions, the failure to satisfy certain financial requirements and the occurrence of unforeseen events could impair the ability of the Investment Manager to realize projected values and/or cash flow in respect of an investment. Therefore, there can be no assurance that the projected results will be obtained and actual results may vary significantly from the projections. General economic and industry-specific conditions, which are not predictable, can have also an adverse impact on the reliability of projections.
Federal Income Tax Risk. As discussed above, the Fund intends to elect to be taxed as a RIC and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains that are distributed (or deemed distributed) to

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shareholders. To qualify for and maintain RIC tax treatment under Subchapter M of the Code, the Fund must, among other things, meet annual distribution, income source and quarterly asset diversification requirements. The Fund may have difficulty complying with these requirements. In particular, if the Fund is required to include amounts from its investments in income prior to receiving the cash distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous or forego new investment opportunities for this purpose. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for taxation as a RIC under Subchapter M of the Code. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus the Fund may become subject to corporate-level income tax. If the Fund does not qualify for and maintain the RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions. In addition to potentially paying substantial taxes, we could also be required to recognize unrealized gains and make substantial distributions before re-qualifying as a RIC.
Cyber Security Risk. Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Investment Manager, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value
Regulatory Risks
OFAC and FCPA Considerations. Economic sanction laws in the United States and other jurisdictions may prohibit the Investment Manager and the Fund from transacting with or in certain countries, as well as with certain individuals and companies. In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) administers and enforces laws, regulations and executive orders establishing U.S. economic and trade sanctions. Such sanctions prohibit, among other things, transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. These entities and individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs. In addition, certain programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the lists maintained by OFAC. These types of sanctions may restrict the Fund’s investment activities.
In some countries, there is a greater acceptance than in the United States of government involvement in commercial activities and of corruption. The Investment Manager seeks to comply with the U.S. Foreign Corrupt Practices Act (“FCPA”) and other anti-corruption laws, anti-bribery laws and regulations, as well as anti-boycott regulations, to which it is subject. As a result, the Fund may be adversely affected because of its unwillingness to participate in transactions that violate such laws or regulations. Such laws and regulations may make it difficult in certain circumstances for the Fund to act successfully on investment opportunities and for investments to obtain or retain business.
In recent years, the U.S. Department of Justice and the SEC have devoted greater resources to enforcement of the FCPA. In addition, the United Kingdom has recently significantly expanded the reach of its anti-bribery laws. In spite of the Investment Manager’s efforts to comply with FCPA, affiliates of an issuer, particularly in cases where the Fund does not control such issuer, could engage in activities that could result in FCPA violations. Any determination that the Fund or the Investment Manager has violated the FCPA or other applicable anti-corruption laws or anti-bribery laws could subject the Fund or the Investment Manager to, among other things, civil and criminal penalties, material fines, profit disgorgement, injunctions on future conduct, securities litigation and a general loss of investor confidence, any one of which could adversely affect the Fund’s ability to achieve its investment objective.
Privacy and Data Security Laws. Many jurisdictions in which the Fund and its portfolio holdings operate have laws and regulations relating to data privacy, cyber security and protection of personal information, including the

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General Data Protection Regulation in the European Union that went into effect in May 2018 and the California Consumer Privacy Act (“CCPA”) that took effect in January 2020 and provides for enhanced consumer protections for California residents, a private right of action for data breaches and statutory fines for data breaches or other CCPA violations. If the Fund or the Investment Manager fails to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund’s security measures.
Risks of Closed-End Interval Fund Structure
Shares Not Listed; No Market for Shares. The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in exchange-traded closed-end funds, is not a liquid investment.
Repurchase Offer Risk. Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. To the extent the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all, or a given percentage of, their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. The Fund may charge an Early Repurchase Fee, which is equal to up to 2% of the net asset value of Shares that are repurchased to the extent that the repurchased Shares were held by the shareholder for less than one year on a first-in, first-out basis. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

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Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes it to issue an unlimited number of Shares. The Board may make certain amendments to the Declaration of Trust. After an investor purchases Shares, the Fund may sell additional Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its Shares, such investor’s percentage ownership interest in the Fund will be diluted.
Large Shareholder Risk. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder), including affiliates of the Investment Manager, the Fund is subject to the risk that these shareholders will seek to sell Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of Shares tendered by a small number of shareholders (or a single shareholder) may exceed the number of Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder. However, the Fund may determine to increase the repurchase offer by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. If the Fund repurchases only a pro rata portion of shares tendered in connection with an oversubscribed repurchase offer, shareholders unaffiliated with the Investment Manager will not be given priority over shareholders that are affiliates of the Investment Manager, whose holdings in the Fund may be significant and may have the effect of diluting third-party shareholders with respect to any repurchase offer.
MANAGEMENT OF THE FUND
Trustees and Officers
The business of the Fund is managed under the direction of the Fund’s Board, including oversight of the duties performed by the Investment Manager. The Board is currently composed of four trustees (the “Trustees”), all of whom are not “interested persons” of the Fund (as that term is defined by Section 2(a)(19) of the 1940 Act). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.
Investment Manager
Muzinich, a Delaware corporation, serves as investment manager to the Fund. Subject to the oversight of the Board, Muzinich is responsible for managing the investment activities of the Fund. Joseph Galzerano, Thomas Light, Torben Ronberg, and Alok Wadhawan are responsible for the day-to-day management of the Fund.
Muzinich, located at 450 Park Avenue, New York, New York 10022, is an SEC-registered investment advisory firm formed in 1988. In addition to the Fund, Muzinich currently provides investment advisory services to various onshore and offshore investment funds and separately managed accounts. Muzinich is controlled by George M. Muzinich, Executive Chairman, Director and Shareholder.
Muzinich also owns Muzinich & Co. Leasing (Ireland) Limited, an Irish company which provides lease and loan management services and collateral management for both aircraft leasing and loan transactions. Fees for these services are typically paid as an expense of the SPV which owns the Leased Aircraft Assets.
As of April 30, 2026, Muzinich had approximately $43.4 billion in assets under management.
Investment Management Agreement
Pursuant to an investment management agreement between the Investment Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Investment Manager an annual fee, accrued daily and payable monthly, in an amount equal to 1.20% of the Fund’s “Managed Assets.” “Managed Assets” under the Investment Management Agreement means the total value of all assets of the Fund (including any assets attributable to any leverage that is outstanding), less the amount equal to all accrued debts, liabilities and obligations of the Fund (excluding debts, liabilities and obligations representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). The value of the Fund’s assets for this purpose shall be computed in accordance with the Fund’s policies and procedures for calculating its NAV.

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Because the management fee received by the Investment Manager is based on the average daily Managed Assets of the Fund, which includes total assets of the Fund (including assets attributable to leverage), the Investment Manager has a financial incentive for the Fund to utilize borrowings and other financings or to issue preferred shares, which may create a conflict of interest between the Investment Manager, on the one hand, and Fund, on the other hand.
The Investment Management Agreement became effective upon the commencement of the Investment Manager’s management of the continuous investment program for the Fund and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board and (ii) the vote of a majority of the Trustees of the Fund who are not “interested persons” of the Fund (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”), as required under the 1940 Act or any exemptive order issued by, or guidance, interpretation or position of the staff of the SEC. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first report to shareholders.
Expense Limitation Agreement
The Investment Manager has contractually agreed, through [ ], 2027, to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund if required to ensure the total annual operating expenses of the Fund (excluding any taxes; fees and interest payments on borrowed funds; fees and expenses, including dividend and interest expenses, associated with the issuance of preferred shares; brokerage commissions and transactional and other investment-related costs and expenses; distribution and shareholder servicing fees (whether paid pursuant to a Rule 12b-1 plan or otherwise); acquired fund fees and expenses (as determined in accordance with SEC Form N-2); dividend expenses on short sales; expenditures which are capitalized in accordance with generally accepted accounting principles (GAAP); and extraordinary or nonroutine expenses, such as expenses incurred in connection with any merger or reorganization with, or the acquisition of all or substantially all of the assets of, another fund, redomiciling the Fund, litigation, potential litigation and indemnification expenses and expenses incurred in the initial registration and offering of Fund shares) do not exceed 2.00% of the Fund’s average daily net assets (the “Expense Limitation Agreement”).
Under the Expense Limitation Agreement, in any month in which the Investment Management Agreement is in effect, the Investment Manager may recoup from the Fund amounts previously waived or assumed during the previous three years from the date of the waiver or assumption; provided that each share class shall remain in compliance with the waiver in place at the time of the waiver and at the time of recoupment.
Portfolio Managers
The following individuals share primary responsibility for managing the Fund and have served as portfolio managers since the inception of the Fund.
Joseph Galzerano, Portfolio Manager. Mr. Galzerano is a Portfolio Manager for Muzinich focusing on U.S. high yield. Before joining Muzinich in 2010, he previously worked at Babson Capital Management where he was Managing Director and Senior Investment Analyst. Prior to that, he held Senior Analyst positions in high yield research at CIBC World Markets and Citicorp Securities. Mr. Galzerano earned a B.A., Epsilon Sigma Pi, cum laude, from Manhattan College, and an M.B.A. in Corporate Finance from Fordham University where he finished his degree with honor designations Phi Kappa Phi and Beta Gamma Sigma. He was formally credit trained at the Citicorp Global Institute of Finance and is a Certified Public Accountant. Mr. Galzerano has achieved the CFA Institute Certificate in ESG Investing.
Thomas Light, Portfolio Manager. Mr. Light joined an affiliate of Muzinich in February 2020 as a Portfolio Manager. Previously Mr. Light was with Investec Bank plc, where he was a Fund Executive responsible for the establishment and day-to-day management of leasing activities as well as investor relations. Mr. Light has overseen the exit of two aircraft leasing funds, including the purchase and sale of over 100 aircraft. He has extensive relationships with global airlines and leasing companies and has originated aircraft leases from both of these sources. He is also responsible for the origination of loans to airlines and aircraft lessors and has relationships with global banks and financial institutions. In addition to origination, Mr. Light has experience in management of assets having worked on restructurings, repossessions and workouts globally. Mr. Light earned a Masters of Science in Economics from the University of Nottingham.

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Torben Ronberg, Portfolio Manager. Mr. Ronberg joined an affiliate of Muzinich in 2016. He became a Portfolio Manager in 2016, focusing on syndicated loans. Prior to joining Muzinich, Mr. Ronberg was with ECM Asset Management Limited, a Wells Fargo company, where he was Head of Sub-Investment Grade responsible for overseeing all loan and high yield investments in asset class-specific portfolios, as well as across ECM’s multi-asset class portfolios. Previously, he was at Danske Bank Group in Copenhagen and London. Mr. Ronberg holds an Executive M.B.A. from London Business School.
Alok Wadhawan, Portfolio Manager. Mr. Wadhawan joined an affiliate of Muzinich in February 2020 and is the Global Head of Aviation Finance. He has over 20 years of experience in structured finance and prior to joining Muzinich was head of aviation finance at Investec, a FTSE 250 investment bank. Mr. Wadhawan worked for nearly 14 years in Investec and was one of the founding members of the aviation finance business. He was instrumental in building their aviation finance fund platform and also established aviation debt funds for institutional investors. Mr. Wadhawan has extensive industry relationships across financial institutions, leasing companies, manufacturers and airlines and is a regular speaker at aviation conferences. He earned a Bachelor of Commerce (Honors) from Calcutta University and is a qualified Chartered Accountant, MBA (Finance) from India.
Affiliated Loan Products and Services
Muzinich, and/or certain Muzinich affiliates are engaged in the loan origination, securitization and loan servicing businesses. An affiliate of Muzinich provides lease and debt servicing to SPVs in which Muzinich clients invest. Such services include, without limitation, providing assistance with respect to sourcing and procurement of Leased Aircraft Assets; providing assistance with respect to all aspects of documentation and closing with respect to Leased Aircraft Assets; advising on risks with respect to Leased Aircraft Assets; providing assistance with respect to valuation and pricing; providing assistance with respect to the maintenance, storage and other requirements relating to the Leased Aircraft Assets; and providing protection services (including, without limitation, in cases of repossession, acceleration and/or security enforcement of Leased Aircraft Assets) in the event of a default. The Fund may invest in SPVs for which Muzinich affiliates provide loan and lease services. Such loan and lease servicing fees or compensation received by Muzinich affiliates from SPVs in which the Fund or its Subsidiaries invest may—where permissible under the 1940 Act and within any co-investment relief granted in relation to investments held by the Fund—be retained by, and be for the benefit of, such related-party loan servicing business or any of its affiliates or employees, as applicable, in each case, in accordance with the fee arrangements set forth in an agreement with the SPV.
The Investment Manager or its affiliates may act as collateral manager with respect to certain SPVs in which the Fund may invest. Collateral manager services are separate and distinct from the investment advisory services provided under the Investment Management Agreement with the Fund and are provided pursuant to contractual agreements with the SPV. Such collateral manager fees or compensation received by Muzinich or its affiliates from SPVs in which the Fund or its Subsidiaries invest may be retained by, and be for the benefit of, Muzinich or such affiliates, or any of their respective affiliates or employees, as applicable, in each case, in accordance with the fee arrangements set forth in an agreement with the SPV unless prohibited by applicable law or exemptive order.
Other advisory clients of the Investment Manager or its affiliates may be issued interests in such securitization vehicles or co-invest with the Fund in such vehicles. Subject to the terms of any co-investing relief on which the Fund and Investment Manager intend to rely, it is expected that Muzinich or its affiliates may retain the foregoing fees and compensation with respect to other parties, including other Muzinich clients that invest in such SPVs and to the extent not prohibited by law or by such exemptive relief, may retain such fees and expenses attributable to the Fund.
Control Persons
A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a company. Prior to the date of this Prospectus, the Fund had no Shares outstanding.
Additional Information
Neither this Prospectus, the SAI, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications or disclosure documents from or on behalf of the Fund creates a contract between a shareholder of the Fund and the Fund, a service provider to the Fund, and/or the trustees or officers of the Fund. The Fund may amend this Prospectus, the SAI, and any other contracts to which the Fund is a party, and interpret the investment objective, policies, restrictions and contractual provisions applicable to the Fund without shareholder input or approval, except in

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circumstances in which shareholder approval is specifically required by law (such changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in this Prospectus or the SAI.
THE DISTRIBUTOR AND THE DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
Quasar Distributors, LLC a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”) is the principal underwriter and distributor of the Shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor, located at 190 Middle Street, Suite 301, Portland, Maine 04101, is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority.
The Distributor acts as the distributor of Shares for the Fund on a best-efforts basis (meaning the Distributor shall use commercially reasonable efforts to distribute the Shares), subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund.
Shares of the Fund are continuously offered through the Distributor. As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. Shares will be offered at NAV per share (plus any applicable sales charge) calculated each regular business day. See “How Fund Shares Are Priced” below.
The Fund and the Distributor each reserves the right, in its sole discretion, to suspend the offering of Shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund or for other reasons such as compliance with anti-money laundering or sanctions obligations and requirements.
The Fund generally does not offer or sell Shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.
Shares are not listed for trading on any securities exchange. There is currently no secondary market for the Shares and the Fund does not anticipate that a secondary market will develop for its Shares. Investors should consider Shares of the Fund to be an illiquid investment. Neither the Investment Manager nor the Distributor intends to make a market in the Shares.
The Distribution Agreement became effective upon the Distributor’s commencement of services as the principal underwriter of the Fund for the distribution of Shares of the Fund and will continue in effect for an initial two-year term. Thereafter, the Distribution Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval.
The Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the 1933 Act. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Trustee against certain liabilities, including certain liabilities under the 1933 Act and in connection with the services rendered to the Fund.
Share Classes
The Fund has received an exemptive order from the SEC that permits the Fund to offer more than one class of Shares and to impose distribution and shareholder servicing fees and early repurchase fees. The Fund has adopted a multiple class plan pursuant to Rule 18f-3 under the Act. Although the Fund is not an open-end investment company, it will undertake to comply with the terms of Rule 18f-3 as a condition of the exemptive relief. Under the multiple class plan, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

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The Offering
The Fund will continuously offer Supra Institutional Class Shares, Institutional Class Shares, and Investor Class Shares. Shares will be sold at a public offering price equal to their net asset value (“NAV”) per share, plus any applicable sales charge. The Fund is offering on a continuous basis an unlimited number of common shares of beneficial interest. Institutional Class Shares are currently being offered, and Supra Institutional Class and Investor Class Shares are available for future sale. The Fund may offer additional classes of Shares in the future.
Supra Institutional Class Shares: The minimum initial investment is $500,000 per account. There is no minimum subsequent investment amount.
Institutional Class Shares: The minimum initial investment is $100,000 per account. There is no minimum subsequent investment amount
Investor Class Shares: The minimum initial investment is $2,500 per account. The minimum subsequent amount of investment is $500.
Distribution and Servicing Plan
The Fund has adopted a plan pursuant to Rule 12b-1 for the Fund’s Institutional Class Shares and Investor Class Shares that would allow the Fund to pay fees for the sale, distribution and servicing of its Institutional Class Shares and Investor Class Shares (the “Distribution and Service Plan”). The Distribution and Service Plan provides for a distribution and shareholder servicing fee of up to 0.75% of the Investor Class Shares’ average daily net assets (0.25% is characterized as a “shareholder service fee” and the remaining portion is characterized as a “distribution fee”) and up to 0.25% of the Institutional Class Shares’ average daily net assets. Because these fees are paid out over the life of the Fund’s Institutional Class Shares and Investor Class Shares, over time, these fees (to the extent they are accrued and paid) would increase the cost of your investment and may cost you more than paying other types of sales charges. Supra Institutional Class Shares of the Fund are not subject to the distribution and shareholder servicing fee.
The Fund has policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related and non-distribution activities such as sub-transfer agent, administrative, and other shareholder servicing services.
Additional Payments to Dealers
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Supra Institutional Class Shares may also be available on brokerage platforms of firms that have agreements with the Fund’s Distributor to offer such Shares solely when acting as an agent for the investor. An investor transacting in these programs may be required to pay a commission and/or other forms of compensation to the broker. Ask your salesperson or visit your financial intermediary’s website for more information.
Service Fees – Other Payments to Third Parties
The Investment Manager, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell Shares. Such payments and compensation are in addition to Rule 12b-1 distribution and shareholder servicing fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Investment Manager may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Shares sold.
PURCHASING SHARES
The following section provides basic information about how to purchase Shares of the Fund. The Fund typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

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The Fund and the Distributor each reserves the right, in its sole discretion, to suspend the offering of Shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund or for other reasons such as compliance with anti-money laundering or sanctions obligations and requirements.
In the interest of economy and convenience, certificates for Shares will not be issued.
Supra Institutional Class, Institutional Class, and Investor Class Shares. Eligible investors may purchase Supra Institutional Class, Institutional Class, and Investor Class Shares in the following ways:
Through your broker-dealer or other financial firm. Shares may be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. Your broker-dealer or other financial firm may establish higher or lower minimum investment requirements than the Fund and may also independently charge you transaction or other fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm. If you purchase Shares through a broker-dealer or other financial firm, instructions for buying, selling, exchanging or transferring Shares must be submitted by your financial firm or broker-dealer on your behalf.
Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. Individual investors who meet the minimum investment amount and wish to invest directly in Shares may obtain an Account Application online at www.MuzinichUSFunds.com or by calling 800-434-7317.
The completed Account Application may be submitted using the following methods:

Overnight Mail: Muzinich Aviation Income Fund (mAIR)	Regular Mail: Muzinich Aviation Income Fund (mAIR)
c/o U.S. Bank Global Fund Services 801 Pennsylvania Avenue, Suite 219252 Kansas City, Missouri 64105-1307	c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, Missouri 64121-9252
For inquiries, please call 800-434-7317.
Payment for the purchase of Shares may be made by check payable to Muzinich Aviation Income Fund (mAIR) and sent to the Regular Mail address above; or by wiring federal funds to:
Muzinich Aviation Income Fund (mAIR)
Attn: U.S. Bancorp Fund Services, LLC
ABA #075000022
Account #112-952-137
Account Name: U.S. Bancorp Fund Services, LLC; Muzinich Aviation Income Fund (mAIR)
FBO: (Insert Investor Name)
Further Credit:
Further Credit to Muzinich Aviation Income Fund (mAIR)
(Insert Investor Account Number)
(Name or Account Registration)
(Reference Number)
All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

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Before wiring federal funds, the investor must provide order instructions to the transfer agent by calling 800-434-7317. In order to receive the current day’s NAV, order instructions must be received in good order prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time) (“NYSE Close”). Instructions must include the name and signature of an appropriate person designated on the Account Application (“Authorized Person”), account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order.
An investor may place a purchase order for Shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by the Investment Manager or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Fund on behalf of its customers.
Automatic Investment Plan
For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to automatically withdraw any amount of at least $100 that you wish to invest in the Fund, on a monthly or quarterly basis, from your personal checking or savings account. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, the appropriate section in the Account Application must be completed. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment. A fee will be charged if your bank does not honor the AIP draft for any reason.
Investment Minimums
For Supra Institutional Class Shares, the minimum initial investment is $500,000 per account. There is no minimum subsequent investment amount. For Institutional Class Shares, the minimum initial investment is $100,000 per account. There is no minimum subsequent investment amount. For Investor Class Shares, the minimum initial investment is $2,500 per account. The minimum subsequent amount of investment is $500.
Sales Charge
The Shares are not subject to sales charges.
Exchanging Shares
To the extent that an investor becomes eligible for another share class, the shares of each class are exchangeable for each other class.
Signature Validation
Signature Validation
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:
•If ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption request is received by the transfer agent and the account address has changed within the last 15 calendar days.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. Non-financial transactions, including establishing or modifying

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certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Acceptance and Timing of Purchase Orders
Shares may be purchased at a price equal to their NAV per share, plus any applicable sales charge, next determined after receipt of an order. Under normal circumstances, all purchase orders received by the Fund or its designee prior to the NYSE Close on a regular business day are processed at that day’s offering price. An order received after the NYSE Close will be effected at the offering price determined on the next business day. However, orders received by the Fund or its designee after the offering price is determined that day from financial firms or certain retirement plans will receive such offering price if the orders were received by the financial firm or retirement plan from its customer or participant prior to such offering price determination and were transmitted to and received by the Fund or its designee prior to such time as agreed upon in accordance with an agreement or as allowed by applicable law. Purchase orders will be accepted only on days on which the Fund is open for business. The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to: (i) advance the time as of which the NAV is calculated and, therefore, the time by which purchase orders must be received to receive that day’s NAV or (ii) accept purchase orders until, and calculate its NAV as of, the normally scheduled NYSE Close. On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine.
The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days on which the Fund is open for business.
Broker-dealers and other financial firms are obligated to transmit purchase orders promptly. The Fund and the Distributor each reserves the right, in its sole discretion, to suspend the offering of Shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund or for other reasons such as compliance with anti-money laundering or sanctions obligations and requirements. The sale of Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.
Householding
In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and other similar documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 800-434-7317 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.
INFORMATION REGARDING STATE ESCHEATMENT LAWS
It is important that the Fund maintain a correct address for each direct shareholder. An incorrect address may cause a direct shareholder’s account statements and other mailings to be returned to the Fund. Closed-end fund accounts can be considered abandoned property. States increasingly are looking at inactive closed-end fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the Fund (or the broker or custodian of record having beneficial owner information) may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The Fund will not be liable to investors or their representatives for good-faith compliance with state unclaimed or abandoned property (escheatment) laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a closed-end account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the Fund for an

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“inactivity period” as specified in applicable state laws. Typically, an investor’s last known address of record determines the state that has jurisdiction. The process described above, and the application of state escheatment laws, may vary depending on how shareholders hold their shares in the Fund. If your shares are held directly with the Fund, please proactively contact the Fund’s transfer agent at 800-434-7317 at least annually to ensure your account remains in active status. Alternatively, if your shares are held through a financial institution, please work with your financial institution directly to check your account status.
VERIFICATION OF IDENTITY AND COMPLIANCE WITH ECONOMIC SANCTIONS AND ANTI-MONEY LAUNDERING LAWS
To help the federal government combat the funding of terrorism and money laundering activities, federal law generally requires all financial institutions to obtain, verify and record information that identifies each person (and natural person beneficial owners, if applicable) that opens a new account, and to determine whether such person’s (or natural person beneficial owner’s) name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, unless there is an applicable exception or exemption, the Fund must obtain the following information for each person (or natural person beneficial owner, if applicable) that opens a new account:
•Name;
•Date of birth (for individuals);
•Residential or business street address; and
•Social Security number, taxpayer identification number, or other identifying number.
Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities, and the Fund or its affiliates or agents may request information about the investor’s source of funds and source of wealth before permitting investment in the Fund.
After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified and all other requested information is provided to the Fund’s satisfaction. The Fund also may close or freeze your account and redeem your shares or take other appropriate action if it is unable to verify your identity or obtain other requested information within a reasonable time at any point in the lifecycle of the account.
The Fund and its affiliates are subject to various anti-money laundering laws in addition to those set forth above, as well as laws that restrict them from dealing with entities, individuals, organizations and/or investments that are subject to applicable sanctions regimes. Each investor acknowledges that (i) if the Fund or its affiliates or agents reasonably believes that such investor (or any of its underlying beneficial owners) is the subject or target of relevant economic or trade sanctions programs or has used proceeds of crime to fund their investment, (ii) if the investor fails to provide information to the Fund or its affiliates or agents for purposes of assessing the Fund’s compliance with economic or trade sanctions or anti-money laundering laws, or (iii) if otherwise required by applicable law or regulation, the Fund or its affiliates or agents may, in their sole discretion, undertake appropriate actions to ensure compliance with applicable law or regulations, including but not limited to freezing, segregating or redeeming such investor’s subscription in the Fund and/or making disclosures to appropriate regulators. In this event, the affected investor shall have no claim against the Fund or any of its affiliates or agents, for any form of damages that result from any such actions.
PERIODIC REPURCHASE OFFERS
The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, will make periodic offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.
The Fund has adopted, pursuant to Rule 23c-3 under the Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a regular schedule. Although the policy permits repurchase of between 5% and 25% of the Fund’s outstanding Shares,

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for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV subject to approval of the Board. The Board will consider such factors as it deems relevant including the Investment Manager’s views, liquidity of the portfolio and investor demand in considering the level of the repurchase offer. The schedule requires the Fund to make repurchase offers every three months. The Fund expects the first Repurchase Request Deadline to occur no later than six months after the initial effective date of this registration statement.
Quarterly repurchases by the Fund of its Shares typically will be funded from available cash. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. In addition, the Fund may be required to sell portfolio securities (including at inopportune times) to satisfy repurchase requests, resulting in increased transaction costs that the Fund and its shareholders must bear. The sale of Fund assets to satisfy repurchase requests may also result in higher short-term capital gains for taxable shareholders. Furthermore, a diminution in the Fund’s size may limit the Fund’s ability to participate in new investment opportunities or achieve its investment objective. If the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. The Fund may charge an Early Repurchase Fee of up to 2% of the net asset value of Shares that are repurchased to the extent that the repurchased Shares were held by the shareholder for less than one year on a first-in, first-out basis. If an Early Repurchase Fee is charged to a shareholder, the amount of such fee will be retained by the Fund in order to compensate the Fund for expenses directly related to the repurchase. An Early Repurchase Fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any shareholder.
Repurchase Dates
The Fund will make quarterly repurchase offers every three months. As discussed below, the date on which the repurchase price for Shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). A repurchase schedule setting forth each of these dates for the Fund’s current calendar year is available on the Fund’s website at www.MuzinichUSFunds.com.
Repurchase Request Deadline
The date by which shareholders wishing to tender Shares for repurchase must respond to the repurchase offer will be no more than 14 days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, the Fund sends, at least 21 calendar days and not more than 42 calendar days before the Repurchase Request Deadline, written notice to each shareholder setting forth, the following, among other things:
•The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed;
•The date on which a shareholder’s repurchase request is due;
•The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”);
•The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase;
•The NAV of the Shares as of a date no more than seven days before the date of the written notice and how shareholders may ascertain the NAV.
•The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline; and
•The circumstances in which the Fund may suspend or postpone the repurchase offer.
This notice may be included in a shareholder report or other Fund document. Shareholders that hold Shares through a financial intermediary will need to ask their financial intermediary to submit their repurchase requests and tender Shares on their behalf. The Repurchase Request Deadline will be strictly observed. If a shareholder’s repurchase request is not submitted to the Fund’s transfer agent in properly completed form by the Repurchase Request Deadline, the shareholder will be unable to sell his or her Shares to the Fund until a subsequent repurchase offer, and the

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shareholder’s request for that offer must be resubmitted. If a shareholder’s Authorized Intermediary will submit his or her repurchase request, the shareholder should submit his or her request to the Authorized Intermediary in the form requested by the Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit the request to the Fund. If a shareholder’s Authorized Intermediary is unable or fails to submit the shareholder’s request to the Fund in a timely manner, or if the shareholder fails to submit his or her request to the shareholder’s Authorized Intermediary, the shareholder will be unable to sell his or her Shares to the Fund until a subsequent repurchase offer, and the shareholder’s request for that offer must be resubmitted.
Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.
Determination of Repurchase Price and Payment for Shares
The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to shareholders within three (3) business days after the Repurchase Pricing Date and will distribute such payment in settlement of the Fund’s repurchase of Shares no later than seven (7) calendar days after such Repurchase Pricing Date. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The Fund may charge an Early Repurchase Fee, which is equal to up to 2% of the net asset value of Shares that are repurchased to the extent that the repurchased Shares were held by the shareholder for less than one year on a first-in, first-out basis. The method by which the Fund calculates its NAV is discussed below under “How Fund Shares are Priced.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting www.MuzinichUSFunds.com or calling the Fund’s transfer agent at 800-434-7317.
Suspension or Postponement of Repurchase Offers
The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer as may be permitted under Rule 23c-3, including (but not limited to): (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under Subchapter M of the Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.
Oversubscribed Repurchase Offers
There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. However, the foregoing will not prohibit the Fund from accepting all Shares tendered for repurchase by shareholders who own less than one hundred (100) Shares and who tender all of their Shares, before prorating Shares tendered by other shareholders; provided that if a shareholder holds his or her Shares through an Authorized Intermediary, such shareholder’s Authorized Intermediary may not be willing or able to arrange for this treatment on the shareholder’s behalf.
If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

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There is no assurance that the Fund will repurchase the Shares you tender when or in the amount that you desire.
HOW FUND SHARES ARE PRICED
The NAV of the Shares will be determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding.
On each day that the NYSE is open, the Shares will be ordinarily valued as of the NYSE Close. Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally will not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled NYSE Close or such other time that the Fund may determine.
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date; provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Manager as the Valuation Designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. The Investment Manager may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).
Domestic fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), the Fund’s NAV will be calculated based upon the NAVs of such investments.
Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.
DISTRIBUTIONS
The Fund currently intends to declare and pay income dividends to its shareholders quarterly. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The dividend rate that the Fund pays on its Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains. The rate of distributions on the Shares and the Fund’s dividend policy

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could change based on several factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income. For a discussion of factors that may cause the Fund’s income and capital gains (and therefore the dividend) to vary, see “Risks of the Fund.” The Fund intends to distribute each year substantially all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund. The Fund’s distribution rates may be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any quarter may be more or less than the amount of cash available to the Fund for distribution for that quarterly period.
The Fund may distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s NAV and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s NAV.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its internal policies, accounting records and related accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under the U.S. Treasury regulations. For instance, the Fund’s internal accounting records and practices may consider, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital.
The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains (as reduced by any capital loss carryforwards) for the relevant year. For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. Additionally, the Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. In such situations, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated first as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her Shares, with any amounts exceeding such basis treated as gain from the sale of Shares. In general terms, a return of capital would occur where a Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. A return of capital is not taxable, but it reduces a shareholder’s tax basis in the Shares, thus reducing any capital loss or increasing any capital gain on a subsequent taxable disposition by the shareholder of the Shares. Any capital returned to Fund shareholders through distributions will be distributed after payment of fees and expenses. The Fund will send shareholders detailed tax information with respect to the Fund’s distributions annually. See “Tax Matters.”
The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any taxable year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less than others of long-term capital gains currently eligible for favorable income tax rates.

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Unless a shareholder elects to receive Fund distributions in cash, all distributions to shareholders whose shares are registered with the Plan Agent (defined below) will be automatically reinvested in additional Shares under the Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”
The Board may change the Fund’s distribution policy and the amount or timing of distributions, based on several factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.
DIVIDEND REINVESTMENT PLAN
Pursuant to the Dividend Reinvestment Plan, all shareholders of the Fund will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares by U.S. Bank Global Fund Services as agent for such shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Dividend Reinvestment Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Dividend Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or nominee should contact the bank, broker, or nominee for details. Shareholders that participate in the Dividend Reinvestment Plan in a brokerage account may not be able to transfer the Shares to another broker and continue to participate in the Dividend Reinvestment Plan. Pursuant to the Dividend Reinvestment Plan, the Fund’s dividends to shareholders are reinvested in full and fractional Shares as described below.
The number of Shares to be received when dividends are reinvested will be determined by dividing the amount of the dividend by the Fund’s NAV per share as of the date of such dividend. Shares received under the Dividend Reinvestment Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Dividend Reinvestment Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least 10 days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.
The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Dividend Reinvestment Plan, including information you may need for tax records. Any proxy you receive will include all Shares you have received under the Dividend Reinvestment Plan.
If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s then current net asset value, and to reinvest all subsequent distributions.
Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”
The Fund and the Plan Agent reserve the right to amend or terminate the Dividend Reinvestment Plan. There is no direct service charge to participants in the Dividend Reinvestment Plan; however, the Fund reserves the right to amend the Dividend Reinvestment Plan to include a service charge payable by the participants. If the Dividend Reinvestment Plan is amended to include such service charges, the Plan Agent will include a notification to shareholders that are registered with the Plan Agent. Additional information about the Dividend Reinvestment Plan may be obtained from the Plan Agent.
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES
The following is a brief description of the capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration of Trust and the Fund’s Bylaws, as amended and restated through the date hereof (the “Bylaws”). The Declaration of Trust and Bylaws are on file with the SEC as an exhibit to the Fund’s registration statement, of which this Prospectus is a part.
The Fund is a statutory trust established under the laws of State of Delaware on January 12, 2026. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest.
Shares

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The Declaration of Trust authorizes the issuance of an unlimited number of Shares. Shares will be issued with no par value per share. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses,” above. See also “The Distributor and the Distribution and Shareholder Service Plan,” above.
Fund shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Board. All Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable, and will have no preemptive rights, rights to cumulative voting or, unless authorized by the Trustees, conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Fund’s shareholders.
The Fund does not intend to hold annual meetings of shareholders. If the Fund does hold a meeting of shareholders, Shares of the Fund entitle their holders to one vote for each share held and a proportionate fractional vote for each fractional share held.
Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Shares.
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST
General
Shareholders of the Fund shall not be personally liable for the debts liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the Fund or any class of Shares. In case any shareholder shall be held personally liable for any such obligations solely by reason of having been a shareholder, and not because of his or her own acts or omissions, the shareholder or former shareholder (and his, her or their, executors, administrators or legal representatives) shall be held harmless and indemnified out of the assets of the Fund.
The Declaration of Trust requires the majority of the Board to act in order to authorize certain Fund transactions not in the ordinary course of business, including a merger, reorganization, conversion, consolidation, sale, lease or exchange. Any such merger, reorganization, conversion, consolidation, sale, lease, or exchange shall not require the vote of the shareholders unless such vote is required by applicable law including the 1940 Act, or unless such merger, reorganization, consolidation, or other transaction would result in an amendment of the Declaration of Trust which would otherwise require the approval of shareholders. Also, the Declaration of Trust provides that the Fund may be terminated without shareholder approval with consent of a majority of the Board unless approval is required by the 1940 Act.
Exclusive Jurisdiction
The Declaration of Trust provides that any claim, suit, action or proceeding brought by or in the right of any shareholder, or any person claiming an interest in the Shares, to enforce any provision of, or based on any matter arising out of or in connection with the Declaration of Trust, the Bylaws, the Shares including any claim of any nature against the Fund, or its Trustees or officers, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted, or, if not, then the Superior Court of the State of Delaware. The exclusive jurisdiction provision shall not apply to claims under the federal securities laws, and the federal securities laws shall govern the determination of a court of competent jurisdiction.
Derivative Actions
The Declaration of Trust provides that shareholders may bring a derivative action on behalf of the Fund or any class of the Fund only if certain conditions are met, including that the shareholder or shareholders must make a pre-suit written demand upon the Trustees to bring the subject action and the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action. Furthermore, shareholders may not bring a derivative action with respect to the Fund or any class of the Fund unless holders of at least ten percent (10%) of the outstanding shares of the Fund, or

56

ten percent (10%) of the outstanding shares of the class to which such action relates, join in the bringing of such action. The foregoing requirements do not apply to claims brought under the federal securities laws. The Fund’s Declaration of Trust and Bylaws also provide that with respect to any claim, suit, action, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, the Declaration of Trust, the Bylaws, the Fund, or any class or any shares, including any claim of any nature against the Fund, any class, or the Trustees or officers of the Fund, (i) such action shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and (ii) each shareholder and other such persons claiming any interest in any Fund shares, with respect to any such claim, suit, action or proceeding, irrevocably waives any and all right to trial by jury. The exclusive state court jurisdiction provisions may result in shareholders having to bring such claim, suit, action, or proceeding in forums that are inconvenient and less favorable to the shareholders. These provisions do not apply to claims brought under the federal securities laws to the extent that any such federal securities laws, rules or regulations, do not permit such application.
The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust. The Declaration of Trust is on file with the SEC as an exhibit to the Fund’s registration statement, of which this Prospectus is a part.
TAX MATTERS
This section is provided as general information and summarizes only some of the important U.S. federal income tax considerations affecting “U.S. shareholders” (i.e., beneficial owners of Shares that are “United States persons,” as such term is defined under the Code but not partnerships investing in the Fund). The consequences under other tax laws and to investors that are partnerships (or entities treated as partnerships for U.S. federal income tax purposes), investors that are subject to special treatment (such as tax-exempt investors, RICs or real estate investment trusts) or shareholders that are not “United States persons” under the Code may differ. Prospective investors should consult their tax advisors as to the possible application of federal, state, local or non-U.S. income tax laws.
This summary is based on the Code, U.S. Treasury regulations, rulings, judicial decisions, and other applicable authority, all as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. This summary is not intended to be, and should not be construed to be, legal or tax advice to any particular purchaser of the Fund’s securities. Please see the SAI for additional information regarding the tax aspects of investing in the Fund. Additionally, all prospective investors should consult their own tax advisors concerning the particular U.S. federal income tax considerations of investing in the Fund, as well as the consequences arising under the laws or other guidance of any other taxing jurisdiction.
Treatment as a Regulated Investment Company
The Fund intends to elect to be treated, and intends each year to qualify and be eligible to be treated, as a RIC under Subchapter M of the Code. A RIC is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
Certain Fund Investments
The Fund’s investments in certain CLOs could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).
Taxes on Fund Distributions
A U.S. shareholder will generally be subject to federal income tax on Fund distributions. For U.S. federal income tax purposes, Fund distributions will generally be taxable to a U.S. shareholder as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income generally are taxable to shareholders as ordinary income. The Fund will inform shareholders of the amount and character of its distributions to shareholders.
U.S. federal income taxes on Fund distributions of capital gains are determined by how long the Fund owned or is deemed to have owned the investments that generated the capital gains, rather than how long a U.S. shareholder has owned the Shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund

57

as capital gain dividends generally will be treated as long-term capital gains includible in a U.S. shareholder’s net capital gains and taxed to individuals at reduced rates. The Fund does not expect a significant portion of its distributions to be treated as long-term capital gains. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to U.S. shareholders as ordinary income. Distributions that the Fund properly reports to U.S. shareholders as “qualified dividend income” are taxable in the hands of individuals at the reduced tax rates applicable to long-term capital gains provided that both the individual U.S. shareholder and the Fund meet certain holding period and other requirements.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain U.S. shareholders that are individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) paid by the Fund, including any capital gain dividends, and including net capital gains recognized on the sale, redemption or exchange of Shares. U.S. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated first as tax-free return of capital and would reduce a U.S. shareholder’s tax basis in the applicable Shares, with any amounts exceeding such basis treated as gain from the sale of such Shares. A return of capital is not taxable, but it reduces a U.S. shareholder’s tax basis in the Shares, thus reducing any capital loss or increasing any capital gain on a subsequent taxable disposition by the U.S. shareholder of the Shares.
A U.S. shareholder whose distributions are reinvested in Shares under the Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to the fair market value of the Shares issued to the U.S. shareholder, which amount will also be equal to the NAV of such Shares. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described above, whether a U.S. shareholder takes them in cash or they are reinvested pursuant to the Dividend Reinvestment Plan in additional Shares. See “Dividend Reinvestment Plan” above for further details.
Fund distributions are taxable to U.S. shareholders as described above even if they are paid from income or gains earned by the Fund before a U.S. shareholder’s investment (and thus were included in the price the U.S. shareholder paid).
Taxes on Sale, Exchange, or Disposition of Shares
Any gain resulting from the disposition of Shares that is treated as a sale or exchange for U.S. federal income tax purposes generally will be taxable to U.S. shareholders as a capital gain or capital loss for U.S. federal income tax purposes.
U.S. Shareholders who offer and are able to sell all of the Shares they hold or are deemed to hold in response to a repurchase offer (as described above) generally will be treated as having sold their Shares and generally will recognize a capital gain or loss. In the case of U.S. shareholders who tender or are able to sell fewer than all of their Shares, it is possible that any amounts that the U.S. shareholder receives in such repurchase will be taxable as a dividend to such U.S. shareholder. In addition, there is a risk that U.S. shareholders who do not tender any of their Shares for repurchase, or whose percentage interest in the Fund otherwise increases because of the repurchase offer, will be treated for U.S. federal income tax purposes as having received a taxable dividend distribution as a result of their proportionate increase in the ownership of the Fund. The Fund’s use of cash to repurchase Shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its disposition of portfolio securities to fund share repurchases. Any such income would be considered in determining whether the Fund has satisfied any applicable distribution requirements.
Backup Withholding
If you are a resident or a citizen of the United States, by law, the Fund is generally required to withhold and remit the legally required backup withholding amount (currently a flat rate of 24%) of your dividends, distributions, sales proceeds, and any other payments you receive from the Fund if you fail to properly furnish the Fund with your correct taxpayer identification number or Social Security number and make other required certifications, if you have under-

58

reported dividend or interest income or if you are otherwise subject to backup withholding. In certain circumstances, the IRS may also require the Fund to backup withhold even when an appropriate taxpayer identification number or Social Security number has been provided or certified. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends.
General
The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of Shares of the Fund. The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.
See “U.S. Federal Income Tax Considerations” in the SAI for additional information regarding the tax aspects of investing in Shares of the Fund.
CUSTODIAN AND TRANSFER AGENT
The custodian of the assets of the Fund is U.S. Bank National Association (the “Custodian”), 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian holds and administers the assets in the Fund’s portfolio.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent, dividend disbursement agent and shareholder servicing agent, as well as agent for the Dividend Reinvestment Plan. Fund Services also serves as the Fund’s administrator, providing the Fund with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.
LEGAL MATTERS
Certain legal matters will be passed on for the Fund by Vedder Price P.C., 222 N. LaSalle St., Chicago, Illinois 60601.

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APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, Standard & Poor’s, or Fitch, or, if unrated, determined by the Investment Manager to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by the Investment Manager.
Investment Grade Debt Securities are those rated in one of the four highest rating categories, or, if unrated, deemed comparable by the Investment Manager.
Below Investment Grade High Yield Securities (“Junk Bonds”), are those rated lower than Baa by Moody’s, BBB by Standard & Poor’s or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, Standard & Poor’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Rating Scale
Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa:     Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:     Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:     Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa:     Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba:     Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:     Obligations rated B are considered speculative and are subject to high credit risk.
Caa:     Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:     Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:     Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. *
*    By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.

Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Medium-Term Note Program Ratings
Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).
MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located, or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n:     Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n:     Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n:     Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n:     Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n:     Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n:     Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n:     Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n:     Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n:     Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:
·    Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
·    Nature and provisions of the financial obligation and the promise S&P imputes; and
·    Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Investment Grade
AAA:     An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA:     An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A:     An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB:     An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB:     An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B:     An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC:     An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC:     An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C:     An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D:     An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR:     This indicates that a rating has not been assigned or is no longer assigned.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1:     A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2:     A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3:     A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B:     A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C:     A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D:     A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/ A-1’).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L:     Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p:     This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim:     Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
·    Preliminary ratings may be assigned to obligations and project finance issues, pending receipt of final documentation and legal opinions.
·    Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
·    Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
·    Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
·    A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
t:     This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir:     This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not consider timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)
*:     This symbol indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c:     This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G:     The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
i:     This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicated that the rating addressed the interest portion of the obligation only. The ‘i’ suffix was always used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of ‘AAApNRi’ indicating that the principal portion was rated ‘AAA’ and the interest portion of the obligation was not rated.
pi:     This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr:     The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q:     A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r:     The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch Ratings
Long-Term Credit Ratings Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA:     Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA:     Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A:     High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB:     Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB:     Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business, or financial flexibility exists that supports the servicing of financial commitments.
B:     Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC:     Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC:     Very high levels of credit risk. Default of some kind appears probable.
C:     Near default.
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a.     the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.     the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.     the formal announcement by the issuer or their agent of a distressed debt exchange;
d.     a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD:     Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and has not otherwise ceased operating. This would include:
i.     the selective payment default on a specific class or currency of debt;

ii.     the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii.     the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D:     Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch specific rating levels (‘AA+’; ‘AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.
RR1:     Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2:     Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3:     Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4:     Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
RR5:     Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:     Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1:     Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2:     Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3:     Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B:     Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C:     High short-term default risk. Default is a real possibility.
RD:     Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.
D:     Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

All dealers that buy, sell or trade the Fund’s Shares, whether or not participating in this offering, may be required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Fund’s Distributor.
Investors should rely only on the information contained in this Prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this Prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This Prospectus does not constitute an offer to sell any securities other than those to which this Prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This Prospectus speaks as of the date of this Prospectus. Investors should not assume that the delivery of this Prospectus or that any sale made pursuant to this Prospectus implies that the information contained in this Prospectus will remain fully accurate and correct as of any time subsequent to the date of this Prospectus.
A-1

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION DATED AUGUST 12, 2026
Muzinich Aviation Income Fund (mAIR)

Supra Institutional Class – AIRSX
Institutional Class – AIRLX
Investor Class – AIRIX

Statement of Additional Information
[•], 2026
Muzinich Aviation Income Fund (mAIR) (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its common shares of beneficial interest, with no par value per share (the “Shares”), and intends to operate as an “interval fund.” The Fund will continuously offer Supra Institutional Class Shares, Institutional Class Shares, and Investor Class Shares. The Fund has received an exemptive order from the SEC that permits the Fund to offer more than one class of Shares. Institutional Class Shares are currently being offered, and Supra Institutional Class and Investor Class Shares are available for future sale. The Fund may offer additional classes of Shares in the future.
This Statement of Additional Information (“SAI”) relating to the Shares of the Fund is not a prospectus and should be read in conjunction with the Fund’s prospectus dated [•], 2026, as supplemented from time to time (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such shares.
Muzinich & Co., Inc. (“Muzinich” or the “Investment Manager”), 450 Park Avenue, New York, New York 10022, is the investment manager to the Fund.
A copy of the Prospectus and annual report or semi-annual report for the Fund for future periods may be obtained free of charge at the telephone number and address listed below or by visiting www.MuzinichUSFunds.com.
Muzinich Aviation Income Fund (mAIR)
Regulatory Document Request
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252
Telephone: 800-434-7317

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

-i-

THE FUND
The Fund is a newly organized Delaware statutory trust registered under the 1940 Act as a non-diversified, closed-end management investment company that intends to continuously offer Supra Institutional Class Shares, Institutional Class Shares, and Investor Class Shares and operate as an “interval fund.” The Fund has received an exemptive order from the SEC that permits the Fund to offer more than one class of Shares. Institutional Class Shares are currently being offered, and Supra Institutional Class and Investor Class Shares are available for future sale. The Fund may offer additional classes of Shares in the future.
INVESTMENT OBJECTIVE AND POLICIES
The investment objective and general investment policies of the Fund are described in further detail in the Prospectus. Additional information concerning the characteristics of certain of the Fund’s investments, strategies and risks is set forth below. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, by the investment restrictions under “Investment Restrictions” in this SAI, or by applicable law, the Fund may engage in each of the practices described below. However, the Fund is not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated in the Prospectus or SAI, all investment policies of the Fund may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval. In addition, the Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques due to applicable law, operational requirements or the discretion of the Board.
Type of Investments and Investment Techniques
Fixed Income Investments
Corporate Debt Securities
The Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes, and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indications. The Fund can invest in corporate debt securities of any rating. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
Syndicated Loans and Assignments
The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Syndicated loans typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing syndicated loans, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service. The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing. A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the

1

agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a syndicated loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. The Fund may invest in syndicated loans of any credit quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Manager believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means the Fund may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s net asset value. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies upon the Investment Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
High Yield Investments
The Fund may invest in high yield, high risk, lower-rated debt securities, including convertible securities. Investments in such securities are subject to greater credit risks than higher-rated securities. Debt securities rated below investment grade have greater risks of default than investment grade debt securities. Issuers of “junk bonds” must offer higher yields to compensate for the greater risk of default on the payment of principal and interest. The market for high yield securities is subject to substantial volatility. For example, an economic downturn may have a more significant effect on high yield securities and their markets, as well as on the ability of securities issuers to repay principal and interest, than on higher-rated securities and their issuers. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.
The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s NAV. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund to value accurately high yield securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties and judgment will play a greater role in valuation because there is less reliable and objective data available. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify for pass through treatment under the tax law. Accordingly, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.
Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Investment Manager monitors the issuers of high yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund invests in high yield securities, the achievement of its investment objective may be more dependent on the Investment Manager’s own credit analysis than is the case for higher quality bonds. The Fund may retain a portfolio security whose rating has been changed.
The Fund may also invest in private alternative credit opportunities that may not conform to conventional loan standards applied by traditional lenders and either will not be rated or will be rated as non-investment grade by the rating agencies. The non-investment grade ratings for these assets typically result from the overall leverage of the loans, the lack of a strong operating history for the underlying loans, the borrowers’ credit history, the cash flow resulting from its assets or other factors. In addition, there may be less readily available, reliable information about senior loans and notes than is the case for many other types of securities. Any collateral used to secure a debt instrument may decline in value or become illiquid, which would adversely affect the instrument’s value. There can be no assurance that liquidation of collateral would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a debt instrument is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.
Asset-Backed Securities (“ABS”)
The investment characteristics of ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time.
Investments in subordinated ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks may be further pronounced in the case of ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.
ABS are not secured by an interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of U.S. federal and state consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of ABS backed by automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related ABS. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABS may not have a proper security interest in all of the obligations backing such ABS. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The risk of investing in ABS is ultimately dependent upon payment of consumer loans by the debtor.
The collateral supporting ABS is of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. ABS are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an ABS is affected by changes in the market’s perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.
U.S. Government Securities
The Fund may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) certificates (described below) and Federal Housing Administration (“FHA”) debentures). With guaranteed securities, the payment of principal and interest is guaranteed by the U.S. government. Direct obligations of and securities guaranteed by the U.S. government are subject to variations in market value due to, among other factors, fluctuations in interest rates and changes to the financial condition or credit rating of the U.S. government.
Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Banks, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. The maximum potential liability of the issuers of some U.S. government agencies and instrumentalities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
TBA Purchase Commitments
TBA or “To Be Announced” purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities or from cash flow. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.
Firm Commitments
Securities may be purchased on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund may sell commitments to purchase securities on a firm commitment basis before the settlement date.
Stand-by Commitments
A stand-by commitment involves the purchase of securities by the Fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which the Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide the Fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment and differences between the maturity of the underlying security and the maturity of the commitment.

Dollar Rolls
TBA market participants trade TBA pools using “dollar rolls” as their financing vehicles. Dollar rolls are a form of collateralized short-term financing where the collateral consists of mortgage securities and performs a function analogous to a reverse repurchase agreement. Unlike a reverse repurchase agreement, which requires redelivery of exactly the same securities, a dollar roll is a simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. The dealer (purchaser), who is said to “roll in” the securities received, is not required to deliver the identical securities, only securities that meet the TBA market’s good delivery guidelines (which establishes standard notification and settlement dates for TBA securities). The investor may assume some risk because the characteristics of the MBS delivered to the investor may be less favorable than the MBS the investor delivered to the dealer. Because the dealer is not obligated to return the identical MBS collateral that the investor has delivered, both parties usually transact the dollar roll with generic Fannie Mae, Freddie Mac or Ginnie Mae MBS pools that have the same or less value than the average TBA-eligible security.
A dollar rolls transaction transfers prepayment risk to the dealer. Dollar rolls offer the dealer a convenient way to obtain promised mortgage securities, avoiding much of the cost of failing to make timely delivery. The dealer is willing to pay up to the cost of failure to deliver for the short-term opportunity to borrow or purchase securities required to meet a delivery commitment. For this reason most dollar rolls are transacted close to the monthly settlement date for MBS.
Repurchase Agreements
The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Manager, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Investment Manager will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Manager will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.
Reverse Repurchase Agreements
Reverse repurchase agreements, among the forms of borrowing if not “covered,” involve the sale or pledge of a debt security held by the Fund to another party, such as a bank or broker-dealer, with an agreement by the Fund to repurchase the security at a stated pre-agreed-upon repurchase price, date and interest payment. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security as beneficial owner during the term of the agreement.
The Fund can use the proceeds of a reverse repurchase agreement to purchase other securities for the Fund. This use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. The Fund will typically enter into a reverse repurchase agreement when it anticipates the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction incurred by the Fund. However, reverse repurchase agreements involve the risk that the market value of securities sold or pledged by the Fund declines below the pre-agreed-upon repurchase price by the Fund. Reverse repurchase agreements also subject the

Fund to counterparty risk (e.g., the risk that the counterparty is unable to satisfy its obligations under the reverse repurchase agreement). In connection with its compliance with Rule 18f-4 under the 1940 Act, the Fund may treat all reverse repurchase transactions as derivatives transactions subject to the requirements of Rule 18f-4 or treat all reverse repurchase transactions as senior securities subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.
Sale-Buybacks
Sale-buybacks are similar in their function and operation to a reverse repurchase agreement, both of which consist of a sale of a security by the Fund to the counterparty with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The principal difference is that in a sale-buyback the counterparty, and not the Fund, is entitled to receive any principal or interest payments made on the underlying security pending settlement of the repurchase of the underlying security, which are recorded as an interest expense to the Fund. As with reverse repurchase agreements, a sale-buyback is a financing transaction.
Prepayments
Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors’ housing needs, job transfer, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable-rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the mortgage-backed securities that were prepaid.
Collateralized Loan Obligations (“CLOs”)
A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risk associated with investing in a CLO correlates to the risk in the underlying product, including high-yield risk, interest rate risk, liquidity risk, and the risk of default. In addition to the risks associated with the underlying security, CLOs also include the risk that the distributions from the collateral may not adequately cover interest or principal payments, the quality of the CLO may decline or default, or the class of CLO may be subordinate to other classes.
Collateralized Debt Obligations (“CDOs”)
There are a variety of different types of collateralized debt obligations (“CDOs”), including CDOs collateralized by trust preferred securities and asset-backed securities and CDOs collateralized by corporate loans and debt securities, i.e., CLOs. CDOs may issue several types of securities, including CDO and CLO equity, multi-sector CDO equity, trust preferred CDO equity and CLO debt. CDOs are subject to credit, liquidity and interest rate risks, which are each discussed in greater detail above. The CDO equity may be unrated or non-investment grade. As a holder of CDO equity, the Fund will have limited remedies available upon the default of the CDO. The Fund may be unable to find a sufficient number of attractive opportunities to meet its investment objective or fully invest its committed capital. For example, from time to time, the market for CDO transactions has been adversely affected by a decrease in the availability of senior and subordinated financing for transactions, in part in response to regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions. CDOs often invest in concentrated portfolios of assets. The concentration of an underlying portfolio in any one obligor would subject the related CDOs to a greater degree of risk with respect to defaults by such obligor and the concentration of a portfolio in any one industry would subject the related CDOs to a greater degree of risk with respect to economic downturns relating to such industry.
The value of CDOs generally fluctuates with, among other things, the financial condition of the obligors or issuers of the underlying portfolio of assets of the related CDO (“CDO Collateral”), general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates. Consequently, holders of CDOs must rely solely on distributions on the CDO Collateral or proceeds thereof for payment in respect thereof. If distributions on the CDO Collateral are insufficient to make payments on the CDOs, no other assets will be available for payment of the deficiency and following realization of the CDOs, the obligations of such issuer to pay such deficiency generally will be extinguished. CDO Collateral may consist of high-

yield debt securities, loans, asset-backed securities, and other securities, which often are rated below investment grade (or of equivalent credit quality). High-yield debt securities generally are unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower ratings of high-yield securities and below investment grade loans reflect a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the related issuer or obligor to make payments of principal or interest. Such investments may be speculative.
Subordination of CDO Debt and CDO Equity. Subordinate CDO debt generally is fully subordinated to the related CDO senior tranches. CDO equity generally is fully subordinated to any related CDO debt and is not secured by any collateral. Distributions to holders of CDO equity will generally be made solely from distributions on the assets of the CDO issuer after all other payments have been made pursuant to the priority of payments of such CDO. To the extent that any losses are incurred by a CDO in respect of its related CDO Collateral, such losses will be borne first by the holders of the related CDO equity, next by the holders of any related subordinated CDO debt and finally by the holders of the related CDO senior tranches. In addition, if an event of default occurs under the governing instrument or underlying investment, as long as any CDO senior tranches are outstanding, the holders thereof generally will be entitled to determine the remedies to be exercised under the instrument governing the CDO. Remedies pursued by such holders could be adverse to the interests of the holders of any related subordinated CDO debt and/or the holders of the related CDO equity, as applicable. Subordinate CDO debt and CDO equity represent leveraged investments in the assets of the CDO. Therefore, the leveraged nature of such securities may magnify the adverse impact on the market value of such securities caused by changes affecting the assets underlying such securities, including changes in the market value of such assets, changes in distributions on such assets, defaults and recoveries, capital gains and losses on such assets, prepayments and the availability, prices and interest rates of such assets. Accordingly, subordinate CDO debt and CDO equity may not be paid in full and may be subject to up to 100% loss.
Control by Senior CDO Debt. In a typical CDO, the most senior CDO debt (the “Controlling Class”) will control many rights under the CDO indenture and therefore, holders of subordinate CDO debt and CDO equity will have limited rights in connection with an event of default or distributions thereunder. Remedies pursued by the holders of the Controlling Class upon an event of default could be adverse to the interests of the holders of subordinate CDO debt and CDO equity. If an event of default has occurred and is continuing, the holders of CDO equity will not have any creditors’ rights against the CDO issuer and will not have the right to determine the remedies to be exercised under the CDO indenture. There is no guarantee that any funds will remain to make distributions to the holders of subordinate CDO debt and CDO equity following any liquidation of the CDO assets and the application of the proceeds from the CDO assets to pay senior classes of CDO debt and the fees, expenses, and other liabilities payable by the CDO issuer. The Controlling Class may also have consent rights in respect of amendments and CDO manager removal rights in connection with certain events.
Mandatory Redemption of CDO Senior Tranches and CDO Debt. Under certain circumstances, cash flows from CDO Collateral that otherwise would have been paid to the holders of any related CDO debt and the related CDO equity will be used to redeem the related CDO senior tranches. This could result in an elimination, deferral or reduction in the interest payments, principal repayments or other payments made to the holders of such CDO debt or such CDO equity, which could adversely impact the returns to the holders of such CDO debt or such CDO equity.
Optional Redemption of CDO Senior Tranches and CDO Debt. An optional redemption of a CDO could require the collateral or portfolio manager of the related CDO to liquidate positions more rapidly than would otherwise be desirable, which could adversely affect the realized value of the items of CDO Collateral sold (and which in turn could adversely impact the holders of any related CDO debt, and/or the holders of the related CDO equity).
Rating Agencies. Future actions of any rating agency can adversely affect the market value or liquidity of CDOs. Rating agencies rating a CDO may change their published ratings criteria or methodologies for CDOs at any time in the future. Further, such rating agencies may retroactively apply any such new standards to the ratings of the CDO securities purchased by the Fund. Any such action could result in a substantial lowering (or even withdrawal) of any rating assigned to any such CDO security, despite the fact that such CDO security might still be performing fully to the specifications set forth for such CDO security in the related transaction documents. The rating assigned to any CDO may also be lowered following the occurrence of an event or circumstance despite the fact that the related rating agency previously provided confirmation that such occurrence would not result in the rating of such CDO being lowered. Additionally, any rating agency may, at any time and without any change in its published ratings criteria or methodology, lower or withdraw any rating assigned by it to any class of CDO security. If any rating initially assigned to any CDO security is subsequently lowered or withdrawn for any reason, holders of such security may not be able to resell their security without a substantial discount. Any reduction or withdrawal to the ratings on any class of CDO security may significantly reduce the liquidity thereof and may adversely affect the CDO issuer’s ability to make certain changes to the composition of the CDO assets since the CDO’s indenture may contain restrictions on portfolio modifications that are tied to the ratings on the CDO’s securities.
A rating agency may also revise or withdraw its ratings of a CDO security as a result of a failure by the issuer or the manager of such CDO to provide it with information requested by such rating agency or comply with any of its obligations contained in the engagement letter with such rating agency, including the posting of information provided to the rating agency on a website that is accessible by rating agencies that were not hired in connection with the issuance of the CDO securities as required by law. In addition, a CDO security may receive an unsolicited rating, which may have an adverse effect on the liquidity or the market price of such CDO security. Any such revision or withdrawal of a rating as a result of such a failure might adversely affect the liquidity and value of the CDO security.
Warehouse Agreements. The Fund may enter into warehouse agreements (“Warehouse Agreements”) with certain collateral managers, including the Investment Manager. Pursuant to such Warehouse Agreements, the Fund may provide financing, either directly or indirectly, for the purchase of assets, or may own certain assets (“Warehouse Securities”) in anticipation of such assets constituting the collateral of a CDO or other structured transaction (a “Structured Transaction”). Upon the closing of the Structured Transaction to which the Warehouse Agreement relates, the Fund may or may not purchase securities issued in such Structured Transaction. The Fund may not achieve its investment objective in financing the warehouse if the Warehouse Securities are not purchased in the Structured Transaction or where the Structured Transaction fails to close. A collateral manager will purchase Warehouse Securities from the warehouse for a Structured Transaction only to the extent that the collateral manager determines that such purchases are consistent with the investment guidelines of the Structured Transaction, the restrictions contained in the collateral management agreement and applicable law. If Warehouse Securities are not purchased for a Structured Transaction, depending on the terms of the Warehouse Agreement, Warehouse Securities may be liquidated, which may result in a profit or a loss to the Fund, or the Fund may take possession of the Warehouse Securities. In either case, the Fund will bear the risk that the value of such Warehouse Securities may be below their purchase price. If a Structured Transaction fails to close, in addition to the foregoing risks, the Fund may not be paid for financing the warehouse facility.
Effects of Regulation on CDO Market. Legislative or regulatory action taken by the U.S. federal government or any U.S. regulatory body (or other authority or regulatory body) in response to economic conditions or otherwise may negatively impact the liquidity and value of CDOs. For example, the “Volcker Rule” contained in the Dodd-Frank Act, which imposes limitations on the ability of banking entities and their affiliates to invest in private investment funds such as CDO issuers, may have a substantial negative impact on the liquidity and value of CDOs. No prediction can be made as to how any modifications made to the Volcker Rule will affect the liquidity and value of CDOs purchased by the Fund.
Non-U.S. Dollar Denominated Securities and Other Fixed Income Securities
The Fund may also invest in other high yield fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g., the European Currency Unit).
The Fund may invest in non-U.S. dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. government; and (4) foreign corporations.
Equity Securities
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

Common Stocks
A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Convertible Securities
The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.
Rights and Warrants
The Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock, and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.
An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Preferred Securities
The Fund may invest in two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Investment Manager also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (namely, stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings, automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.
Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.
The Fund may invest in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
Investment Companies
The Fund may invest in shares of other registered investment companies, including closed-end funds, exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the 1940 Act. This may include investments in money market mutual funds in connection with the Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
Section 12(d)(1)(A) of the 1940 Act generally prohibits the Fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to certain provisions in the 1940 Act and various rules promulgated by the SEC.

Closed-End Funds
The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Investment Manager may make investment decisions based on information that is incomplete or inaccurate.
In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for closed-end funds tends to be less liquid, which may adversely affect the Fund’s ability to sell its holdings of closed-end funds at attractive prices. Shares of closed-end funds frequently trade at either a premium or discount relative to their NAV. When the Fund purchases shares of a closed-end fund at a discount to its NAV, there can be no assurance that the discount will decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. To the extent the Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the closed-end fund. Therefore, the Fund would incur higher expenses, which may be duplicative, than if the Fund did not invest in closed-end funds.
ETFs
An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the ETF shares bought or sold. This can be reflected as a spread between the bid and ask prices for the ETF quoted during the day or a premium or discount in the closing price from the ETF’s NAV. An active trading market for shares of the ETF may not develop or be maintained. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, and this could in turn lead to variances between the market price of the ETF’s shares and the underlying value of those shares. If securities underlying an ETF are traded outside of a collateralized settlement system, there are a limited number of financial institutions that may act as authorized participants that post collateral for certain trades on an agency basis (i.e., on behalf of other market participants). To the extent that those authorized participants exit the business or are unable to process creation and/or redemption orders and no other authorized participant is able to step forward to do so, there may be a significantly diminished trading market for the ETF’s shares. In addition, this could in turn lead to differences between the market price of the ETF’s shares and the underlying value of those shares. Where all or a portion of the ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes between the last quote from its closed foreign market and the value of such security during the ETF’s domestic trading day. In addition, this in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. Purchases and redemptions of creation units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause an ETF to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. In addition, these costs could be imposed on the ETF, and thus decrease the ETF’s net asset value, to the extent that the costs are not offset by a transaction fee payable by an authorized participant.
Subsidiaries
If the Investment Manager determines it to be appropriate or necessary, the Fund may form one or more wholly owned subsidiaries in one or more jurisdictions (each, a “Subsidiary,” and together, the “Subsidiaries”). The Fund may invest either directly or indirectly through the Subsidiaries. The Fund will be the sole shareholder of any Subsidiary, and it is currently expected that shares of any Subsidiary will not be sold or offered to other investors.
The Fund typically expects to invest indirectly through the Subsidiaries if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code, or for corporate or other tax reasons. When a Subsidiary is established to comply with the RIC qualification requirements under the Code, the Subsidiary is expected to be treated as a corporation for U.S. federal income tax purposes under the Code.

The Subsidiaries will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in our inability or the inability of the Subsidiaries to operate as described in the Prospectus and this SAI and could adversely affect the Fund. The Fund’s Board has oversight responsibility for the activities of the Fund, including the Fund’s investments in any Subsidiary, and the Fund’s role as the sole shareholder of any Subsidiary.
The assets of any Subsidiaries and the assets of the Fund, taken as a whole, will be subject to the same investment restrictions and limitations described in the Prospectus and this SAI, and the Subsidiary will be subject to the same compliance policies and procedures as the Fund. As a result, investments held through a Subsidiary will be considered in determining compliance with the investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, affiliated transactions and the timing and method of the valuation of any Subsidiary’s portfolio investments. The Investment Manager will manage the investments held by the Fund directly and indirectly through any Subsidiaries pursuant to a contract that complies with the 1940 Act.
Derivatives
The Fund may invest in derivatives, including options on equities, debt and stock indices (collectively, “options”), futures contracts and options on futures contracts (collectively, “futures”) and swaps. This may include credit default swaps and other credit derivatives that provide exposure to an index that tracks the price of a basket or tracks asset-backed finance investments. The Fund may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions. The Fund will not invest in futures for speculative purposes.
Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security,” representing indebtedness, unless the Fund have an asset coverage of 300% upon the issuance of such senior securities representing indebtedness.
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires that the Fund adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
The requirements of Rule 18f-4 may limit the Fund’s ability to engage in derivatives transactions as part of its investment strategies. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of value at risk rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments.
There may be additional regulation of the use of derivatives by registered investment companies, such as the Fund, which could significantly affect their use. Additional regulation of derivatives may make them more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets. The use of options and futures (collectively, “derivative instruments”) is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use derivative instruments will be limited by tax considerations. See “U.S. Federal Income Tax Considerations” below.
In addition to the instruments, strategies and risks described below and in the Prospectus, the Investment Manager may discover additional opportunities in connection with derivative instruments and other similar or related techniques. These new opportunities may become available as the Investment Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivative instruments or other techniques are developed. The Investment Manager may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.
The use of derivative instruments involves special considerations and risks which include, but are not limited to, the following:
(1) Successful use of most derivative instruments depends upon the Investment Manager’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Investment Manager may still not result in a successful transaction. The Investment Manager may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.
(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(3) As described below, the Fund might be required to make margin payments when it takes positions in derivative instruments involving obligations to third parties (e.g., derivative instruments other than purchased options). If the Fund were unable to close out its positions in such derivative instruments, it might be required to continue to make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.
Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or held in accounts could impede portfolio management or the Fund’s ability to meet repurchase requests or other current obligations.
(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.
Options on Securities and Securities Indices
The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. The Fund normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle the Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.
The Fund may purchase and sell options traded on U.S. and foreign exchanges based on the market value of the options. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.
Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s option orders.
Futures and Options on Futures
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Fund may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.
An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally, contracts are closed out prior to their expiration date.
In order to avoid leveraging and related risks, when the Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.
The Fund may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. No price is paid upon entering into futures contracts. Instead, the Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked to market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.
Swaps
Swap agreements tend to shift the Fund’s investment exposure from one type of investment to another. For example, the Fund may enter into interest rate swaps, which involve the exchange of interest payments by the Fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the Fund would be less than what it would have been if the Fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. If the Fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the Fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the Fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the Fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations.
The Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the Fund to post margin and the broker may require the Fund to post additional margin to secure the Fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the Fund to deposit larger amounts of margin. The Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the Fund to terminate a derivatives position under certain circumstances. This may cause the Fund to lose money.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Credit Default Swap Agreement and Credit Default Index Swap Agreement Risk
The Fund may enter into credit default swap agreements, credit default index swap agreements and similar agreements as a “buyer” or as a “seller” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements whereby the Fund is a “buyer” of credit protection and that are contractually required to cash settle, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts. For credit default swap agreements where the Fund is a “buyer” of credit protection and that are contractually required to physically settle, or for credit default swap agreements whereby the Fund is deemed to be a “seller” of credit protection, the Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, the Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Investment Manager does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.
Exclusion from Definition of Commodity Pool Operator
Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Investment Manager intends to file a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Investment Manager are therefore not subject to registration or regulation as a pool operator under the CEA. To claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).
Short-Term, Temporary, and Cash Investments
The Fund may invest in short-term money market instruments issued in the United States or abroad, denominated in U.S. dollars or any foreign currency. Short-term money market instruments include repurchase agreements, short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s or in similar other money market securities. The Fund may invest in any of the following securities and instruments:
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits
The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amounts of such bank obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in its Prospectus, the Fund may make interest bearing time deposits or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period at a specified interest rate.
Savings Association Obligations
The Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.
Commercial Paper, Short Term Notes and Other Corporate Obligations
The Fund may invest a portion of its assets in commercial paper and short term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s (“S&P”), “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Manager to be of comparable quality. These rating symbols are described in Appendix A to the Prospectus.
Illiquid Investments and Restricted Securities
To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid investments. The Investment Manager may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term “illiquid investments” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.
Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid investments may be difficult to value, and the Fund may have difficulty disposing of such investments promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.
Duration and Portfolio Maturity
As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund, the Investment Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows. The Investment Manager will adjust the duration and maturity of the Fund’s portfolio based on the Investment Manager’s interest rate outlook.
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions
Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding Shares:
1.Borrow money or issue senior securities, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.
2.Underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
3.Make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”)) of its investments in the securities of issuers primarily engaged in the same industry, except for investments in one or more industries comprising the aviation sector.
4.Purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments.
5.Purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.
6.Make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.
7.The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.
Under the 1940 Act, investments of more than 25% of a fund’s total assets in one or more issuers in the same industry or group of industries constitutes concentration. For purposes of the Fund’s fundamental restriction related to industry concentration, such restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. Investments in tax-exempt municipal securities where the payment of principal and interest for such securities is derived solely from a specific project associated with an issuer that is not a governmental entity or a political subdivision of a government are subject to a fund’s industry concentration policy. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security. In addition, as this restriction relates to investments in asset-backed securities (including CLOs), the Fund does not take into account, and may not have sufficient information to ascertain, the exposure to a particular industry or group of industries as a result of investing in asset-backed securities. Accordingly, the Fund takes the position that, to the extent its investments in asset-backed securities could be construed to result in a concentration of an industry or group of industries, it would not be due to any knowing or intentional exercise of a freedom of action reserved by the Fund to so concentrate. Further, for purposes of the Fund’s fundamental restriction related to industry concentration, the fundamental policy will be interpreted in accordance with public interpretations of the SEC and its staff pertaining to concentration from time to time. The fundamental policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among either industries or groups of related industries. The Fund currently utilizes any one or more industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Investment Manager. For the purpose of applying the 25% industry limitation set forth in the Fund’s fundamental restriction related to industry concentration, the Fund will consider the investments of underlying investment companies when determining compliance with its concentration policy, to the extent the Fund has sufficient information about such investments.
For the purposes of the Fund’s fundamental restriction related to real estate, such restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
For purposes of the Fund’s fundamental restriction regarding loans, such restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.
For purposes of the Fund’s fundamental restriction related to physical commodities, the Fund is currently permitted to invest in futures, swaps and other instruments on physical commodities and the 1940 Act does not prohibit a fund from owning commodities or contracts related to commodities. The extent to which the Fund can invest in futures, swaps and other instruments on physical commodities, and/or commodities or contracts related to commodities, is set out in the investment strategies described in the Fund’s Prospectus, this SAI, and as permitted by the Fund’s fundamental restriction.
For purposes of the Fund’s fundamental restriction related to real estate above, the 1940 Act does not prohibit a fund from owning real estate. The extent to which the Fund can invest in real estate is set out in the investment strategies described in the Fund’s Prospectus or this SAI.
For purposes of the Fund’s fundamental restriction related to senior securities above, the 1940 Act prohibits a fund from issuing a “senior security,” which is generally defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, or any stock of a class having priority over any other class of the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets, except in compliance with certain asset coverage and other requirements.
For purposes of the Fund’s fundamental restriction related to loans made by the Fund above, current SEC staff interpretations under the 1940 Act prohibit a fund from lending more than one-third of its total assets.
Investment of all the Fund’s assets in the securities of a single open-end management investment company is subject to any restrictions under the 1940 Act, and rules thereunder.
In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers, which may not be changed without the approval of the holders of a majority of the Fund’s outstanding Shares:
(a)    The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.
(b)    The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board in accordance with Rule 23c-3, as amended from time to time.

Rule 23c-3 requires the Repurchase Request Deadline to be no less than 21 and no more than 42 days after the Fund sends notification to shareholders of the repurchase offer.
(c)    There will be a maximum fourteen (14) calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund’s NAV applicable to the repurchase offer is determined (the “Repurchase Pricing Date”).
Non-Fundamental Investment Restrictions
Non-fundamental investment restrictions may be changed without shareholder approval, provided that the Fund may change its 80% Policy without a shareholder vote only if the Fund provides shareholders with written notice at least sixty days prior to any change of the 80% Policy and conducts a repurchase offer to allow shareholders to redeem shares in advance of the policy change.
1.In complying with the fundamental investment restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).
2.The Fund may not acquire any securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.
3.    Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities and other investments in Aviation Assets.
For purposes of the Fund’s fundamental and non-fundamental policies, “assets” means net assets, plus the amount of any borrowings for investment purposes.
It is the intention of the Fund, unless otherwise indicated, that with respect to the Fund’s policies that are a result of application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC or its staff currently in existence or promulgated in the future, or changes to such laws.
Other Information Regarding Investment Restrictions
Subject to the Fund’s self-imposed limitations, if any, as they may be amended from time to time, the Fund interprets its policies with respect to leverage and borrowing, issuing senior securities, and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.
Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all the outstanding securities of the Fund, except directors’ and qualifying shares.
The phrase “shareholder approval,” as used in the Prospectus and this SAI, and the phrase a “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.
Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this SAI or in the Prospectus) apply only at the time a transaction is entered into. Any subsequent change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment.
Under the Fund’s policy in paragraph (4) above in “Fundamental Investment Restrictions,” for example, where the Fund purchases a loan or other security secured by real estate or interests therein, in the event of a subsequent default, foreclosure or similar event, the Fund may take possession of and hold the underlying real estate in accordance with its rights under the initial security and subsequently sell or otherwise dispose of such real estate.
Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

For purposes of applying the terms of the Fund’s policy in paragraph (3) above in “Fundamental Investment Restrictions” (the “industry concentration policy”), the Fund would be deemed to “concentrate” in a particular industry if it invested more than 25% of its total assets in that industry. For purposes of the industry concentration policy, the Investment Manager will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each security or instrument in which the Fund invests. The definition of what constitutes a particular “industry” is an evolving one, particularly for industries or sectors within industries that are new or are undergoing rapid development. Some securities could reasonably fall within more than one industry category. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industry sectors (such as different types of utilities). For purposes of the industry concentration policy, a foreign government is considered to be an industry, although currency positions are not considered to be an investment in a foreign government for these purposes. Securities that are issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities are not subject to the Fund’s industry concentration policy, by virtue of the exclusion from that test available to all U.S. government securities.
To the extent that an underlying investment company in which the Fund invests has adopted a policy to concentrate its investments in a particular industry, the Fund will, to the extent applicable, take such underlying investment company’s concentration policy into consideration for purposes of the Fund’s own industry concentration policy.
From time to time, the Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) including, but not limited to, where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this SAI or in the Prospectus) that are not (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code of 1986, as amended (the “Code”) or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to the Fund’s acquisition of securities or instruments through a Voluntary Action.
The Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, the Fund may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a non-OTC swap agreement on the same underlying asset with substantially similar terms except for a later expiration date, regardless of whether zero, one or both legs of the roll are cleared. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Fund’s entry into the initial position). In addition, and notwithstanding the foregoing, for purposes of this policy, those non-fundamental investment restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Fund will test for compliance with Elective Investment Restrictions at the time of the Fund’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to the Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.

MANAGEMENT OF THE FUND
Trustees and Officers
The business of the Fund is managed under the oversight of the Board. Subject to the provisions of the Fund’s Agreement and Declaration of Trust, as may be amended from time to time (the “Declaration”), its Bylaws, as may be amended from time to time (the “Bylaws”), and Delaware law, the trustees of the Board (the “Trustees”) have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers.
Board Leadership Structure. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is currently composed of four Trustees, all of whom are not “interested persons” of the Fund (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”). The Board has established two standing committees, an Audit Committee and a Nominating and Governance Committee, each of which is discussed in greater detail under “Committees of the Board” below. Each of the Audit Committee and the Nominating and Governance Committee is composed entirely of Independent Trustees.
The Board Chair, Jeannette L. Lewis, is an Independent Trustee.
In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating and Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board because of such Trustee’s experience, qualifications, attributes, and skills as set forth in the subsection “Trustee Qualifications” below.
The Board reviews its structure regularly considering the characteristics and circumstances of the Fund, including: the unaffiliated nature of the Investment Manager; the net assets of the Fund; the committee structure of the Fund; and the independent distribution arrangement of the Fund.
Given the specific characteristics and circumstances of the Fund as described above, the Fund has determined that the Board’s leadership structure is appropriate.
Risk Oversight. The Fund has retained the Investment Manager to provide investment advisory services. The Investment Manager and the Fund’s other service providers have adopted policies, processes, and procedures to identify, assess and manage different types of risks associated with the Fund’s activities. The Board oversees the performance of these functions by the Investment Manager and the Fund’s other service providers, both directly and through the committee structure it has established. The Board receives from the Investment Manager and other service providers a wide range of reports, both on a regular and as-needed basis, relating to the Fund’s activities and to the actual and potential risks of the Fund. These include reports on investment and market risks, custody and valuation of Fund assets, compliance with applicable laws, and the Fund’s financial accounting and reporting. The Board also regularly receives, from the Fund’s principal underwriter or Investment Manager, reports regarding distribution, sales and marketing of the Fund’s shares. In addition, the Board meets periodically with the individual portfolio managers of the Fund or their delegates to receive reports regarding the portfolio management of the Fund and its performance, including its investment risks.
In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Investment Manager’s organization, and will provide presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board will periodically discuss relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.
The Board recognizes that the reports it will receive concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Fund can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Fund’s investment objective; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Trustees and officers of the Fund, their year of birth, the positions they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) that the Trustee oversees and any other public company directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).
The charts below identify the Trustees and executive officers of the Fund. Unless otherwise indicated, the address of all persons below is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Trustees

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees(3)
P. Bradley Adams Year of Birth: 1960	Trustee	Indefinite Term; Since February 2026	Managing Director of Fund Operations, TortoiseEcofin Investments, LLC (2005–2024)	1	Rockefeller Municipal Opportunities Fund (since 2024); Regan Capital Alternative Income Fund (since 2025); Aristotle Pacific Enhanced CLO Income Fund (since 2025); LibreMax Asset-Backed Income Fund (since 2025)
Stephen P. Ban Year of Birth: 1962	Trustee	Indefinite Term; Since February 2026	Adjunct Professor, Quinlan School of Business, Loyola University Chicago (since 2022); Senior Advisor, Corporate Coalition of Chicago (2020–2025); Managing Director, Investment Solutions, Hightower Advisors, LLC, (2021-2022); Senior Managing Director, Business Development and Portfolio Advisory, Nuveen (2009–2020)	1	Rockefeller Municipal Opportunities Fund (since 2024); Regan Capital Alternative Income Fund (since 2025); Aristotle Pacific Enhanced CLO Income Fund (since 2025); LibreMax Asset-Backed Income Fund (since 2025)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Jeannette L. Lewis Year of Birth: 1963	Trustee	Indefinite Term; Since February 2026	Founder, J Lewis Consulting Services, L.L.C. (since 2024); Associate General Counsel, William Blair & Company, L.L.C. (October 2014–September 2023)	1	Rockefeller Municipal Opportunities Fund (since 2024); Origin Real Estate Credit Fund (since 2025); Regan Capital Alternative Income Fund (since 2025); Aristotle Pacific Enhanced CLO Income Fund (since 2025); LibreMax Asset-Backed Income Fund (since 2025)
Marie C. Winters Year of Birth: 1952	Trustee	Indefinite Term; Since February 2026	Senior Vice President, Co-Head of Corporate Credit Research, Northern Trust Asset Management (2014–2022)	1	Rockefeller Municipal Opportunities Fund (since 2024); Regan Capital Alternative Income Fund (since 2025); Aristotle Pacific Enhanced CLO Income Fund (since 2025); LibreMax Asset-Backed Income Fund (since 2025)
(1) Under the Fund’s Declaration, a Trustee serves during the continued lifetime of the Fund until he or she dies, retires, resigns or is removed, or, if sooner, until the election and qualification of such Trustee’s successor.
(2) The term “Fund Complex” as used herein includes the Fund and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which the Investment Manager, or an affiliate of the Investment Manager, serves as primary investment adviser.
(3) “Independent Trustees” are those Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act).
Officers

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Benjamin J. Eirich Year of Birth: 1981	President and Principal Executive Officer	Indefinite Term; Since February 2026	Vice President, U.S. Bank Global Fund Services (2005–present)
Alyssa M. Bernard Year of Birth: 1988	Secretary	Indefinite Term; Since February 2026	Vice President, U.S. Bank Global Fund Services (2025–present and 2021–2023); General Counsel, Empowered Funds, LLC (2023–2025); Assistant Vice President, U.S. Bank Global Fund Services (2018–2021)
Christopher Conrad Year of Birth: 2000	Treasurer and Principal Financial Officer	Indefinite Term; Since July 2026	Officer, U.S. Bank Global Fund Services (2023–present); mortgage lending intern, Flagstar Bank (2022); Business Administration student (2019–2023)

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Diane K. Miller Year of Birth: 1972	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Indefinite Term; Since February 2026	Vice President, U.S. Bank Global Fund Services (2023–present); Chief Compliance Officer, Christian Brothers Investment Services (2017–2022)
Thomas Nystrom Year of Birth: 2001	Assistant Treasurer	Indefinite Term; Since August 2026	Officer, U.S. Bank Global Fund Services (2024–present); personal wealth intern, Ameriprise Financial, LLC (2022); financial services intern, Trane Technologies (2023); Business Administration Student (2020–2024)
(1) Under the Bylaws, an officer serves until such Trustee’s successor is elected or qualified, or until he or she sooner resigns or is removed. Officers hold office at the pleasure of the Trustees.
Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) because of such executive officer’s position(s) set forth in the table above.
Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes, and skills appropriate to such Trustee’s service as a Trustee of the Fund considering the Fund’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they can critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.
Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. The Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Fund. The Board considered, among other factors, the particular types of attributes and experience of each Trustee described below:
P. Bradley Adams — Mr. Adams’ experience as a senior executive and an investment professional of an investment adviser, as Chief Executive Officer and Investment Committee member for closed-end and interval funds, and as Chief Financial Officer, Treasurer and Principal Accounting Officer for closed-end funds, as well as his experience as a mutual fund trustee.
Stephen P. Ban — Mr. Ban’s experience as a senior executive of an investment adviser, as a senior executive of a wealth management firm, and as a professor of finance, as well as his experience as a senior advisor of a non-profit organization.
Jeannette L. Lewis — Ms. Lewis’ professional training and experience as an attorney, as well as her experience as an entrepreneur and consultant in the financial services industry and as legal counsel to investment advisers.
Marie C. Winters — Ms. Winters’ experience as a senior executive and an investment professional of an investment adviser.
Committees of the Board of Trustees
Audit Committee. The Fund has an Audit Committee, which is composed of Messrs. Adams and Ban and Mses. Lewis and Winters, each of whom is an Independent Trustee. The Audit Committee (1) provides oversight with respect to the Fund’s accounting and financial reporting policies and procedures, the integrity of the Fund’s financial statements, the independent registered public accounting firm’s qualifications, independence and performance, and the internal audit function; (2) determines the selection of the independent registered public accounting firm for the Fund; (3) approves all audit and permissible non-audited services that are provided to the Fund by the independent registered public accounting firm; and (4) approves certain non-audit services provided by the independent registered public accounting firm to the Investment Manager and certain affiliated entities. P. Bradley Adams serves as the Audit Committee Chair and is designated as the Audit Committee’s “audit committee financial expert.” Because the Fund has not yet commenced operations, the Audit Committee has not yet met or taken any action with respect to the Fund as of the date of this SAI.
Nominating and Governance Committee. The Fund has a Nominating and Governance Committee, which is composed of Messrs. Adams and Ban and Mses. Lewis and Winters, each of whom is an Independent Trustee. The Nominating and Governance Committee is responsible for selecting individuals who would qualify to serve as Independent Trustees, nominating trustees for Board membership, reviewing committee membership, reviewing insurance arrangements, reviewing Independent Trustee compensation and overseeing the administration of Board governance policies. The Nominating and Governance Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.
The Nominating and Governance Committee will consider trustee nominees recommended by shareholders for vacancies or newly created trustee positions on the Board. Recommendations by shareholders for consideration by the Nominating and Governance Committee should be sent in writing to the Fund, to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund (a “Shareholder Recommendation”). The procedures a shareholder must follow to submit a Shareholder Recommendation, as well as the required information to be included in a Shareholder Recommendation, are set forth in Appendix A to the Fund’s Nominating and Governance Committee Charter, which is attached as Appendix A to this SAI. Shareholder Recommendations will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy or a newly created trustee position on the Board.
Marie C. Winters serves as the Nominating and Governance Committee Chair. Because the Fund has not yet commenced operations, the Nominating and Governance Committee has not yet met or taken any action with respect to the Fund as of the date of this SAI.
Securities Ownership
For each Trustee, the following table discloses the dollar range of equity securities in the Fund beneficially owned by the Trustee and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
P. Bradley Adams	None	None
Stephen P. Ban	None	None
Jeanette L. Lewis	None	None
Marie C. Winters	None	None
(1)    The Fund did not commence operations prior to the date of this SAI, and no Trustee owned Fund shares as of such date.
(2)    The term “family of investment companies” as used herein includes the Fund.
As of the date of this SAI, the Investment Manager or an affiliate provided statutorily required seed capital and owned 100% of the shares of the Fund. As of the date of this SAI, the Fund’s officers and Trustees as a group owned less than 1% of the outstanding Shares.
To the Fund’s knowledge, as of December 31, 2025, the Trustees and their immediate family members did not own securities beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.
Trustees’ Compensation
Each Independent Trustee receives an annual retainer of $14,000 for such Trustee’s service on the Board of the Fund, payable quarterly; the Independent Board Chair receives an additional annual retainer of $2,500, payable quarterly; the Audit Committee Chair receives an additional annual retainer of $1,500, payable quarterly; and the Nominating and Governance Committee Chair receives an additional annual retainer of $1,000, payable quarterly. The Fund has no employees.

The Trustees do not currently receive any pension or retirement benefits from the Fund or the Fund Complex.
Codes of Ethics
The Fund and the Investment Manager have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The Fund’s principal underwriter is not required to adopt a code of ethics pursuant to the exception provided in Rule 17j-1(c)(3) under the 1940 Act.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of the date of this SAI, the Fund does not have any control persons other than the Investment Manager, which provided the initial seed capital for the Fund.
PORTFOLIO MANAGERS
Other Accounts Managed
The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund also manage the other registered investment companies, other pooled investment vehicles and/or other accounts indicated below. The following table identifies (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers (exclusive of the Fund); and (ii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the management fee is based on performance. Information is provided as of December 31, 2025, unless otherwise indicated:

	Total Number of Other Accounts	Total Assets of All Other Accounts (in $millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $millions)
Joseph Galzerano
Registered Investment Companies	4	$1,424,694,133	0	$0
Other Pooled Investment Vehicles	20	$16,189,076,864	1	$101,029,915
Other Accounts	20	$1,839,451,339	0	$0

Thomas Light
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$150,079,000	1	$150,079,000
Other Accounts	1	$600,000,000	1	$600,000,000

Torben Ronberg
Registered Investment Companies	1	$138,571,187	0	$0
Other Pooled Investment Vehicles	8	$1,414,918,566	0	$0
Other Accounts	1	$196,167,348	0	$0

Alok Wadhawan
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$150,079,000	1	$150,079,000
Other Accounts	1	$600,000,000	1	$600,000,000
Conflicts of Interest
To address and manage potential conflicts of interest, the Investment Manager has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, investment and trade aggregation and allocation policies and oversight by the Investment Manager’s compliance team.
Portfolio Manager Compensation
The Investment Manager offers a compensation system with incentives designed to stimulate individual and firm-wide performance. The firm provides salaries that are augmented through a profit sharing bonus system, the relative weighting of which varies each year with firm and individual performance. For the portfolio managers, the relative performance of portfolios managed by them as compared to the market (as applicable to each account and its benchmarks) is a significant factor in the determination of their bonus.
The Investment Manager typically pays out a substantial percentage of its net profits in employee compensation. Accordingly, all members of the firm are highly incentivized to grow the firm’s profits through both portfolio performance and the overall success of the firm.
For all employees, including portfolio managers, individual performance is considered not only within a professional’s immediate responsibilities (e.g., an analyst’s investment recommendations), but also in relation to an individual’s positive contribution to the firm as a whole. Understanding that all of the firm’s portfolios are managed on a team basis, all team members benefit directly from the success of the investment management effort across all products.
Employees’ greatest financial reward should always come from the long-term success of firm clients and the extended profitability of the firm as a whole, rather than from shorter-term success.
Securities Ownership
As of the date of this SAI, the portfolio managers did not own shares of the Fund.

Proxy Voting Policies and Procedures
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Fund which delegate the responsibility for voting proxies to the Investment Manager, subject to the Board’s continuing oversight. The Policies require that the Investment Manager vote proxies received in a manner consistent with the best interests of the Fund. The Policies also require the Investment Manager to present to the Board, at least annually, the Investment Manager’s Policies and a report on the resolution of all proxies identified by the Investment Manager as involving a conflict of interest.
The Investment Manager generally will vote such proxies when they arise. To the extent the Managing Member of the Investment Manager (“Managing Member”) determines that it is in the best interest of clients to abstain from voting, the Investment Manager CCO will document the basis for such decisions.
The Investment Manager will make all preliminary determinations as to how to vote proxies related to securities in the portfolio. The Investment Manager will analyze the merits of each proxy to determine how the Investment Manager should vote. The Investment Manager will determine if there are any potential conflicts of interest raised by voting recommendations. Examples of potential conflicts of interest include:
•Voting in accordance with the Investment Manager’s recommendation where the proxy company or one of its benefit plans has an institutional separate account relationship with the Investment Manager or a large investment in one of the Investment Manager’s investment funds;
•The Investment Manager having a material business relationship with a proponent of a proxy proposal, participants in a proxy contest or directors or nominee directors of a portfolio company; and
•An employee of the Investment Manager having a personal interest in the outcome of a particular proxy proposal.
If a conflict is perceived to be material, the Investment Manager may resolve such conflict by delegating the voting decision to an independent third party or otherwise in accordance with its procedures.
When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 800-434-7317, (2) at www.MuzinichUSFunds.com or (3) on the SEC’s website at www.sec.gov.
DISTRIBUTION OF FUND SHARES
Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”), is the principal underwriter and distributor of the Fund’s shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor, located at 190 Middle Street, Suite 301, Portland, Maine 04101, is a broker-dealer registered with the SEC and is a member of FINRA. All account inquiries should be mailed to the Fund’s transfer agent and should not be mailed to the Distributor.
The Distributor acts as the distributor of Shares for the Fund on a best-efforts basis (meaning the Distributor shall use commercially reasonable efforts to distribute the Shares), subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. Shares of the Fund are continuously offered through the Distributor. As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. The Shares will be offered at NAV per share (plus any applicable sales charge) calculated each regular business day. Please see “Net Asset Value” below.
The Fund and the Distributor each reserve the right, in their sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund or for other reasons such as compliance with anti-money laundering or sanctions obligations and requirements.
The Fund generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.
Shares are not listed for trading on any securities exchange. There is currently no secondary market for the Shares and the Fund does not anticipate that a secondary market will develop for its Shares. Investors should consider

Shares of the Fund to be an illiquid investment. Neither the Investment Manager nor the Distributor intends to make a market in the Shares.
The Distribution Agreement became effective upon the Distributor’s commencement of services as the principal underwriter of the Fund for the distribution of Shares of the Fund and will continue in effect for an initial two-year term. Thereafter, the Distribution Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval.
Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the 1933 Act. Pursuant to the Distribution Agreement, and to the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Trustee against certain liabilities, including certain liabilities under the 1933 Act and in connection with the services rendered to the Fund.
Share Classes
The Fund has received an exemptive order from the SEC that permits the Fund to offer more than one class of Shares and to impose distribution and shareholder servicing fees. The Fund has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act. Although the Fund is not an open-end investment company, it will undertake to comply with the terms of Rule 18f-3 as a condition of the exemptive relief. Under the multiple class plan, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class. Institutional Class Shares are currently being offered, and Supra Institutional Class and Investor Class Shares are available for future sale. The Fund may offer additional classes of Shares in the future.
The Fund offers three classes of Shares: Supra Institutional Class Shares, Institutional Class Shares, and Investor Class Shares. Each share class represents an investment in the same portfolio of investments, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.
Supra Institutional Class Shares: The minimum initial investment is $500,000 per account. There is no minimum subsequent investment amount.
Institutional Class Shares: The minimum initial investment is $100,000 per account. There is no minimum subsequent investment amount.
Investor Class Shares: The minimum initial investment is $2,500 per account. The minimum subsequent amount of investment is $500.
Distribution and Servicing Plans
The Fund has adopted a plan pursuant to Rule 12b-1 for the Fund’s Investor Class Shares and Institutional Class Shares that would allow the Fund to pay fees for the sale, distribution and servicing of its Investor Class Shares and Institutional Class Shares (the “Distribution and Service Plan”). The Distribution and Service Plan provides for a distribution and shareholder servicing fee of up to 0.75% of the Investor Class Shares’ average daily net assets (0.25% is characterized as a “shareholder service fee” and the remaining portion is characterized as a “distribution fee”) and up to 0.25% of the Institutional Class Shares’ average daily net assets. Because these fees are paid out over the life of the Fund’s Investor Class Shares and Institutional Class Shares, over time, these fees (to the extent they are accrued and paid) would increase the cost of your investment and may cost you more than paying other types of sales charges. Supra Institutional Class Shares of the Fund are not subject to the distribution and shareholder servicing fee.
The Fund has policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related and non-distribution activities such as sub-transfer agent, administrative, and other shareholder servicing services.

Additional Payments to Dealers
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Supra Institutional Class Shares may also be available on brokerage platforms of firms that have agreements with the Fund’s Distributor to offer such Shares solely when acting as an agent for the investor. An investor transacting in these programs may be required to pay a commission and/or other forms of compensation to the broker. Ask your salesperson or visit your financial intermediary’s website for more information.
Service Fees – Other Payments to Third Parties
The Investment Manager, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell Shares of the Fund. Such payments and compensation are in addition to Rule 12b-1 distribution and shareholder servicing fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Investment Manager may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Shares sold.
Purchasing Shares
The following section provides basic information about how to purchase Shares of the Fund. The Fund typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the United States at the time of sale.
The Fund and the Distributor each reserve the right, in their sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund or for other reasons such as compliance with anti-money laundering or sanctions obligations and requirements.
Shares Purchased or Held Through Financial Intermediaries
The availability of sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Additional Information about Purchases. Shares may be purchased at a price equal to their net asset value per share, plus any applicable sales charge, next determined after receipt of an order. Under normal circumstances, all purchase orders received by the Fund or its designee prior to the NYSE Close on a regular business day are processed at that day’s offering price. An order received after the NYSE Close will be effected at the offering price determined on the next business day. However, orders received by the Fund or its designee after the offering price is determined that day from financial firms or certain retirement plans will receive such offering price if the orders were received by the financial firm or retirement plan from its customer or participant prior to such offering price determination and were transmitted to and received by the Fund or its designee prior to such time as agreed upon in accordance with an agreement or as allowed by applicable law. Purchase orders will be accepted only on days on which the Fund is open for business. If a purchase order is received on a day when the Fund is not open for business, it will be processed on the next succeeding day the Fund is open for business (according to the succeeding day’s net asset value). The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to: (i) advance the time as of which the NAV is calculated and, therefore, the time by which purchase orders must be received to receive that day’s NAV or (ii) accept purchase orders until, and calculate its NAV as of, the normally scheduled NYSE Close. On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine.

The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days on which the Fund is open for business.
REPURCHASE OF SHARES
To provide some liquidity to shareholders, the Fund makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value. Although the policy permits repurchase of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board. Notices of each quarterly repurchase offer are sent to shareholders at least 21 days and not more than 42 days before the “Repurchase Request Deadline” (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer). The Fund determines the NAV applicable to repurchases on the Repurchase Pricing Date. The Fund expects to distribute payment to shareholders within three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date. Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Investors should consider Shares of the Fund to be an illiquid investment. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.
The section entitled “Periodic Repurchase Offers” in the Prospectus discusses the type and timing of notice for repurchase offers, the effects of oversubscribed repurchase offers, the determination of the repurchase price, payment by the Fund for Shares tendered in a repurchase offer, the effect of repurchase policies on the liquidity of the Fund, the consequence of repurchase offers and other details regarding the repurchase offers, including associated risks. The Fund’s fundamental policies with respect to repurchase offers are discussed in “Investment Restrictions” in this SAI.
The Prospectus describes the risks associated with the Fund’s repurchase offers. In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see “Taxation” below.
In addition to the Fund’s policy to make periodic repurchase offers as described above, the Board may consider additional repurchases of its Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that the Board will decide to take or propose any of these actions.
Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income and gains. Any share repurchases, tender offers or borrowings that might be approved by the Board would have to comply with the 1940 Act and the rules and regulations thereunder and other applicable law.
Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire for consideration any of its Shares unless and only if: (i) immediately after such transaction, the Fund would satisfy the asset coverage with respect to the preferred shares required by the 1940 Act; (ii) full cumulative dividends on the preferred shares on or prior to the date of the transaction have been declared and paid (or have been declared and sufficient funds for the payment thereof have been deposited with the paying agent for the preferred shares); and (iii) the Fund has deposited sufficient deposit securities with respect to the preferred shares to be redeemed for which a notice of redemption has been given or was required.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Pursuant to the Investment Management Agreement, the Investment Manager determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund holds, unless better executions are available elsewhere.

How Securities Are Purchased and Sold
Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.
Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Investment Manager will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Investment Manager will utilize the services of others.
The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.
In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.
Investment Manager Responsibility for Purchases and Sales
The Investment Manager places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Investment Manager. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Investment Manager in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.
The Investment Manager seeks “best execution” for all portfolio transactions. This means that the Investment Manager seeks the most favorable price and execution available. The Investment Manager’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.
Choosing Broker-Dealers
The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Investment Manager takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.
Consistent with applicable rules and the Investment Manager’s duties, the Investment Manager may consider payments made by brokers effecting transactions for a Fund. These payments may be made to a Fund or to other persons on behalf of a Fund for services provided to a Fund for which those other persons would be obligated to pay.
The Investment Manager may also utilize a broker and pay a slightly higher commission or price if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.
The Fund may also be prohibited from placing trades with certain brokers if those brokers should become affiliates of the Fund, for example, through significant investments by their clients in the Fund—even if such broker could otherwise provide “best execution” with regard to a particular trade, and may be doing so on behalf of other accounts or funds advised by the Investment Manager.
The Fund is new and has not paid any brokerage commissions, including any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Investment Manager, as of the date of this SAI. The Fund did not own securities of its regular broker-dealers or their parent companies as of the date of this SAI.

Obtaining Research from Brokers
The Investment Manager has full brokerage discretion. The Investment Manager evaluates the range and quality of a broker’s services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Investment Manager may give consideration to research services furnished by brokers to the Investment Manager for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Investment Manager’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Investment Manager accounts, although a particular client may not benefit from all the research received on each occasion. The Investment Manager’s fees are not reduced by reason of receipt of research services.
Pursuant to the second Markets in Financial Instruments Directive (“MiFID II”), investment managers in the European Union (“EU”), including a segment of the operations of the Investment Manager, are required to either pay for research out of their own resources or agree with clients to have research costs paid by clients through research payment accounts that are funded out of trading commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. Where such a restriction applies, the Investment Manager will pay for any research out of its own resources and not through soft dollars or client commission agreements (CCAs). Additionally, MiFID II may have practical ramifications outside the EU. For example, U.S. asset managers acting under the delegated authority of an EU-based asset manager and U.S. asset managers that are part of a global asset management group with one or more EU affiliates may, in practice, have to restructure the way they procure, value and pay for research under U.S. laws and regulations to more closely align with the requirements under MiFID II. It is difficult to predict the full impact of MiFID II on the Fund and the Investment Manager, but it could increase the overall costs of entering into investments, increase the overall price of research and/or reduce access to research.
Counterparty Risk
The Investment Manager monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES
The following is a brief description of the capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration and the Fund’s Bylaws, as amended and restated through the date hereof (the “Bylaws”). The Declaration and Bylaws are on file with the SEC as an exhibit to the Fund’s registration statement, of which this SAI is a part.
The Fund is a statutory trust established under the laws of the State of Delaware on January 12, 2026. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest.
Shares
The Declaration authorizes the issuance of an unlimited number of Shares. The Shares will be issued with no par value per share. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses” in the Prospectus. See also “Plan of Distribution” in the Prospectus.
Holders of the Fund’s Shares (“Shareholders”) will be entitled to the payment of dividends and other distributions when, as and if declared by the Board. All Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive rights, rights to cumulative voting or, unless authorized by the Trustees, conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Fund’s Shareholders.
The Fund does not intend to hold annual meetings of shareholders. If the Fund does hold a meeting of shareholders, Shares of the Fund entitle their holders to one vote for each Share held. Each fractional share shall be entitled to a proportionate fractional vote.

The Fund will send semi-annual unaudited financial statements and audited annual financial statements to its Shareholders.
The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Shares.
Preferred Shares
The Declaration authorizes the issuance of an unlimited number of preferred shares. Preferred shares may be issued in one or more classes or series, with no par value and such rights as determined by the Board, by action of the Board without the approval of the Shareholders. Section 18 of the 1940 Act currently requires that the Fund have an asset coverage of 300% upon the issuance of senior securities representing indebtedness and an asset coverage of 200% upon the issuance senior equity securities, such as preferred shares. In addition, under Section 18, no dividends of shares or preferred shares, as applicable, may be paid by the Fund unless the Fund has the foregoing asset coverages. Section 18 also requires that preferred shareholders of the Fund have the right, as a class, to elect at least two Trustees at all times and to elect a majority of the Trustees in the event two full years’ dividends on the preferred shares are unpaid.
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST
General
The Declaration requires a majority of the Board to act in order to authorize certain Fund transactions not in the ordinary course of business, including a merger, reorganization, conversion, consolidation, sale, lease or exchange. Any such merger, reorganization, conversion, consolidation, sale, lease, or exchange shall not require the vote of the shareholders unless such vote is required by the 1940 Act, or unless such merger, reorganization, consolidation, or other transaction would result in an amendment of the Declaration which would otherwise require approval of shareholders. Also, the Declaration provides that the Fund may be terminated without shareholder approval with consent of a majority of the Board unless such approval is required by the 1940 Act.
The foregoing is intended only as a summary, and is qualified in its entirety by reference to the full text of the Declaration. The Declaration is on file with the SEC as an exhibit to the Fund’s registration statement, of which this SAI is a part.
Shareholder Liability
Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust or shareholders to liability. To guard against this risk, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration provides for indemnification by the Fund for all loss suffered and expense incurred by a shareholder arising from such liability. The Declaration also provides that the Fund shall, upon request by a shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the Fund and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
Liability of Trustees
The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund. The Declaration provides further that a Trustee or officer shall be liable for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or such duties of an officer. No provision of the Declaration, however, shall limit or eliminate any duty under the federal securities laws that a Trustee or officer owes to the Fund with respect to claims asserted under the federal securities laws.
Forum for Adjudication of Disputes
The Declaration provides that unless the Fund, at its sole discretion, selects and/or consents to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Fund, that, in accordance with Section 3804(e) of the Delaware Statutory Trust Act, any suit, action, or proceeding brought by or in the right of any shareholder of the Fund, or any person claiming any interest in any shares of the Fund, or any Trustee or Fund officer, seeking to enforce any provision of, or based on any matter arising out of or in connection with, the Declaration, the Bylaws, the Fund, or any class or any shares, including any claim of any nature against the Fund, any class, the Trustees or officers of the Fund, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware.
The Declaration provides that unless the Fund, at its sole discretion, selects and/or consents to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Fund, any claims, suits, actions, or proceedings arising under the Securities Act of 1933, as amended, the 1940 Act, or other federal securities laws shall be exclusively brought in the federal district courts of the United States of America.
The Declaration further provides that each shareholder and other such persons claiming any interest in any shares of the Fund (i) irrevocably submits to the exclusive jurisdiction of such courts (and the appropriate appellate courts, therefrom) in connection with any such claim, suit, action, or proceeding, (ii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action, or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action, or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action, or proceeding is improper, and (iii) consents to process being served in any such claim, suit, action, or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices, and agrees that such service shall constitute good and sufficient service of process and notice thereof.
Insofar as the Federal securities laws supersede state law, the provisions in the Trust’s Declaration related to exclusive forum described herein do not apply to claims brought under the Federal securities laws to the extent that any such federal securities laws, rules or regulations, do not permit such application.
These forum selection provisions may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Fund and its service providers, which may discourage such lawsuits with respect to such claims and increase the costs for a shareholder to pursue such claims. If a court were to find the forum selection provisions contained in the Declaration to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions.
Derivative and Direct Claims of Shareholders
The Declaration contains provisions regarding derivative and direct claims of shareholders. No person, other than a Trustee, who is not a shareholder of the Fund, shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to the Fund. Further, each complaining shareholder must have been a shareholder of the Fund at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time and each complaining shareholder must be a shareholder of the Fund, as applicable, as of the time the written demand is made upon the Trustees. No shareholder may maintain a derivative action with respect to the Fund unless holders of at least ten percent (10%) of the outstanding shares of the Fund join in the bringing of such action. All matters relating to the bringing of derivative actions in the right of the Fund shall be governed by Article II Section 2.10 of the Declaration and Section 3816 of the Delaware Statutory Trust Act.
In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) the shareholder or shareholders must make a pre-suit written demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service as a Trustee of the Fund or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Fund; and (b) unless a demand is not required under clause (a) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Trustees may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue. If the demand for derivative action has been considered by the Board, and a majority of those Trustees who are not deemed to be “interested persons” of the Fund (within the meaning of Section 2(a)(19) of the 1940 Act), after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Fund, the complaining shareholders shall be barred from commencing the derivative action. If upon such consideration the appropriate members of the Board determine that such a suit should be maintained, then the appropriate officers of the Fund shall commence initiation of that suit and such suit shall proceed directly rather than derivatively. The Board, or the appropriate officers of the Fund, shall inform the complaining shareholders of any decision reached under this paragraph in writing within ten business days of such decision having been reached.
These provisions in the Declaration regarding derivative and direct claims of shareholders shall not apply to claims made under federal securities laws.
Conversion to Open-End Fund
Conversion to an open-end company would require the approval of the holders of at least two-thirds of Shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Preferred Shares, if issued in the future, outstanding at the time, voting as a separate class; provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or Bylaws. See “Certain Provisions in the Declaration of Trust” in the Prospectus for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would likely have to significantly reduce any leverage it is then employing, which may require a repositioning of its investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Shareholders, and may adversely affect Fund performance and Fund distributions. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. The Fund currently expects that any such redemptions would be made in cash. The Fund may charge sales or redemption fees upon conversion to an open-end fund. The Fund’s Board may at any time propose conversion of the Fund to an open-end company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.
NET ASSET VALUE
Net asset value is determined as indicated under “How Fund Shares Are Priced” in the Prospectus. The Fund’s net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion of U.S. federal income tax consequences of an investment in Shares of the Fund is based on the Code, U.S. Treasury regulations, court decisions, administrative interpretations and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in Shares of the Fund. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in Shares of the Fund. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning. There may be other tax considerations applicable to shareholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax (“AMT”), insurance companies, tax-exempt organizations, pension plans and trusts, regulated investment companies (“RICs”), dealers in securities, shareholders holding Shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are not U.S. shareholders. This summary assumes that investors hold Shares as capital assets (within the meaning of the Code). Prospective investors and shareholders should consult their own tax advisors regarding their situation and the possible U.S. federal, state, local, non-U.S. or other tax law consequences of an investment in the Fund’s shares, and any proposed tax law changes.
A “U.S. shareholder” is a beneficial owner of Shares that is, for U.S. federal income tax purposes:
•a citizen or individual resident of the United States (including certain former citizens and former long term residents);
•a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons (as such term is defined in the Code) has the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person (as such term is defined under the Code).
A “Non-U.S. shareholder” is a beneficial owner of Shares that is neither a U.S. shareholder nor a partnership, or entity or arrangement treated as a partnership for U.S. federal income tax purposes.
If a partnership, or an entity or arrangement otherwise treated as a partnership for U.S. federal income tax purposes, holds Shares, the tax treatment of a partner or owner of the partnership generally depends upon the status of the partner and the activities of the partnership. Prospective investors and shareholders who hold Shares through a partnership should consult their tax advisors with respect to the purchase, ownership and disposition of Shares.
Taxation of the Fund
The Fund intends to elect and intends each year to qualify and be eligible to be treated as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (the “90% Gross Income Requirement”); (b) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below) (the “Asset Diversification Test”); and (c) distribute with respect to each taxable year at least 90% of (i) the sum of its “investment company taxable income” (as that term is defined in the Code without regard to the deduction for dividends paid—generally, its taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and (ii) any net tax-exempt interest income for such year (the “Annual Distribution Requirement”).
In general, for purposes of the 90% Gross Income Requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Asset Diversification Test described in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the Asset Diversification Test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the Asset Diversification Test.
If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will generally not be subject to U.S. federal income tax on income or net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) distributed in a timely manner to Shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet either the 90% Gross Income Requirement, the Asset Diversification Test, or the Annual Distribution Requirement described above, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable federal income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate U.S. shareholders and may be eligible to be treated as “qualified dividend income” in the case of U.S. shareholders taxed as individuals, provided, in both cases, that such U.S. shareholder meets certain holding period and other requirements in respect of the Shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.
The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by the Fund will generally be subject to U.S. federal income tax at the Fund level at regular corporate rates on the amount retained. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its U.S. shareholders who would then, in turn, (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, for U.S. federal income tax purposes, the Fund may generally carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses, to the extent permitted by the Code and applicable U.S. Treasury regulations, those losses will be carried forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. Any such carryforward losses will retain their character as short-term or long-term. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
If the Fund were to fail to distribute in each calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year (not taking into account any capital gains or losses) and 98.2% of its capital gain net income (reduced by certain ordinary losses) recognized for the one-year period generally ending on October 31 of such calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus all ordinary income and capital gain net income retained from the previous calendar years, that were not distributed during such calendar year, the Fund would be subject to a nondeductible 4% federal excise tax on the undistributed amounts (the “Excise Tax Distribution Requirement”). For purposes of the Excise Tax Distribution Requirement, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or November 30 of that year if the RIC makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a RIC with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends under normal circumstances to generally make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to or will do so.
Fund Distributions
The Fund intends to declare income dividends monthly and distribute them to Shareholders monthly. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Shares of the Fund pursuant to the Fund’s dividend reinvestment plan (the “Plan”). A U.S. shareholder whose distributions are reinvested in Shares under the Plan will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to the fair market value of the Shares issued to the U.S. shareholder, which amount will also be equal to the net asset value of such shares. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a U.S. shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.
For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends (described below) are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long a shareholder has owned his, her or its Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. U.S. federal income tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss in respect of such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to U.S. shareholders as long-term capital gains includible in net capital gain and taxed to U.S. shareholders who are individuals at reduced rates relative to ordinary income. The IRS and the Department of the Treasury have issued regulations that would impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to U.S. shareholders as ordinary income.
Distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or reinvested in shares of the Fund, will generally be taxable to a U.S. shareholder for federal income tax purposes as ordinary income. However, distributions of investment income reported by the Fund as “qualified dividend income” received by a U.S. shareholder who is an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a U.S. shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the U.S. shareholder must meet the same holding period and other requirements with respect to its Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred shares, 91 days during the 181-day period beginning 90 days before the date on which the stock becomes ex-dividend with respect to such dividend), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a “passive foreign investment company” (“PFIC”) or surrogate foreign corporation that is not treated as a domestic corporation.
In general, if certain holding period and other requirements are met at both the shareholder and Fund levels, dividends of net investment income received by corporate U.S. shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. The Fund does not expect a significant portion of distributions to be eligible for the dividends-received deduction.
Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to non-corporate U.S. shareholders and will not be eligible for the dividends-received deduction for corporate U.S. shareholders. Similarly, any distribution of income that is attributable to (i) income received by the Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend to U.S. shareholders.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in a master limited partnership will ostensibly not qualify for the deduction that would be available to a non-corporate U.S. shareholder were the U.S. shareholder to own such master limited partnership directly.
Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the interest expense limitations under Code Section 163(j). Such treatment by a shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income. The Fund may choose not to designate Section 163(j) interest dividends.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain U.S. shareholders that are individuals, trusts and estates to the extent their “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income (other than exempt-interest dividends, described below) and capital gains as described above, and (ii) any net gain from the sale, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be first treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his, her or its Shares, and thereafter any such amount in excess of that basis will be treated as capital gain. A return of capital distribution is not taxable, but it reduces the shareholder’s basis in his, her or its shares, thus reducing any capital loss or increasing any capital gain on a subsequent taxable disposition by the shareholder of such shares. The U.S. federal income tax status of all distributions will be reported to shareholders annually.
Distributions are generally taxable for U.S. federal income tax purposes to U.S. shareholders at the time the dividend or distribution is received. However, a distribution by the Fund will be treated for U.S. federal income tax purposes as paid on December 31 of any calendar year if it is declared by the Fund in October, November, or December of such calendar year to shareholders of record during one of those months and paid by the Fund during January of the following calendar year. Such distributions will be taxable for U.S. federal income tax purposes to U.S. shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
As required by federal law, detailed U.S. federal tax income information with respect to each calendar year will be furnished to shareholders early in the succeeding year.
Dividends and distributions on Shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.
Exempt-Interest Dividends
The Fund will be qualified to pay dividends that pass through the character of exempt interest earned by the Fund (“exempt-interest dividends”) to its shareholders if, at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. Distributions that the Fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for U.S. federal AMT purposes and for state and local purposes.
Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.
In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.
The Fund will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.
Sales, Exchanges or Repurchases of Shares
The sale, exchange or repurchase of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares treated as a sale or exchange for U.S. federal income tax purposes will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, such gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less (i) will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the Fund shares and (ii) generally will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
A repurchase by the Fund of a U.S. shareholder’s shares pursuant to a repurchase offer (as described in the Prospectus) generally will be treated as a sale or exchange of the shares by a U.S. shareholder provided that (i) the U.S. shareholder tenders, and the Fund repurchases, all of such U.S. shareholder’s shares, thereby reducing the U.S. shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the U.S. shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the repurchase offer, or (iii) the repurchase offer otherwise results in a “meaningful reduction” of the shareholder’s ownership percentage interest in the Fund, which determination depends on a particular shareholder’s facts and circumstances.
If a tendering U.S. shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such U.S. shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the shares held (or deemed held under Section 318 of the Code) by the U.S. shareholder after the repurchase offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such U.S. shareholder for the shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the U.S. shareholder’s tax basis in the shares held after the repurchase offer, and thereafter as capital gain. In the event a repurchase is treated as a Section 301 distribution, any Fund shares held by a shareholder thereafter will be subject to basis adjustments in accordance with the provisions of the Code.
Provided that no tendering U.S. shareholder is treated as receiving a Section 301 distribution as a result of selling shares pursuant to a particular repurchase offer, U.S. shareholders who do not sell shares pursuant to that repurchase offer will not realize constructive distributions on their shares as a result of other shareholders selling shares in the repurchase offer. In the event that any tendering U.S. shareholder is deemed to receive a Section 301 distribution, it is possible that shareholders whose proportionate ownership of the Fund increases as a result of that repurchase offer, including shareholders who do not tender any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the repurchase offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.
Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a RIC described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.
The foregoing discussion does not address the tax treatment of tendering shareholders who do not hold their shares as a capital asset. Such shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in the repurchase offer.
Issuer Deductibility of Interest
A portion of the interest paid or accrued on certain high-yield discount obligations owned by the Fund may not, and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not, be deductible to the issuer.
This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.
Original Issue Discount, Payment-in-Kind Securities, Market Discount, Preferred Securities, and Commodity-Linked Notes
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. Increases in the principal amount of an inflation-indexed bond will generally be treated as OID.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, (i) any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount on such debt obligations in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligations, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligations and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. The Fund reserves the right to revoke such an election at any time pursuant to applicable IRS procedures. In the case of higher-risk securities, the amount of market discount may be unclear.
From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having OID and/or market discount, which, in some cases could be significant. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though the Fund has not yet actually received the cash distribution.
In addition, pay-in-kind obligations will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.
If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund received. Such distributions may be made from the cash assets of the Fund or by disposition of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such dispositions, including short-term capital gains taxable as ordinary income. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they might otherwise receive in the absence of such transactions.
Securities Purchased at a Premium
Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., at a premium), the Fund may elect to amortize the premium over the remaining term of the bond which election would apply to all bonds (other than bonds the interest on which is excludible from gross income for U.S. federal income tax purposes) held by the Fund. In the case of a taxable bond, if the Fund makes such election, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. If the Fund does not elect to take bond premium into account currently, it will recognize a capital loss when the bond matures. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.
Options, Futures, and Forward Contracts, Swap Agreements, and Other Derivatives

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will generally subtract the premium received for purposes of computing its cost basis in the stock purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term capital gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term capital gain equal to the premium received.
The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends received deduction, as the case may be.
The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
Derivatives, Hedging and Other Transactions
In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivatives instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules (e.g., notional principal contract, straddle constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could, therefore, affect the amount, timing and/or character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.
Commodities and Commodity-Linked Instruments
The Fund’s investments in commodities and commodity-linked instruments, if any, will potentially be limited by the Fund’s intention to qualify as a RIC, and will potentially limit the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income, and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.
Book-Tax Differences
Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income, if any. If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated (i) as a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Short Sales
If the Fund participates in a short sale and, on the date of such short sale, the Fund either (i) does not hold securities substantially identical to those sold short or (ii) has held such substantially identical securities for one year or less, the character of gain or loss realized on such a short sale generally will be short-term. If the Fund participates in a short sale and, on the date of such short sale, the Fund has held substantially identical securities for more than one year, the character of gain realized on such short sale will be determined by reference to the Fund’s holding period in the property actually used to close the short sale; the character of loss realized on such short sale generally will be long term, regardless of the holding period of the securities actually used to close such short sale. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, the Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.
Tax-Exempt Shareholders
Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
Non-U.S. Shareholders
Distributions by the Fund to Non-U.S. shareholders properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, (3) interest-related dividends, each as defined and subject to certain conditions described below, or (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax (except that exempt-interest dividends may be subject to backup withholding).
Special rules (including withholding and reporting requirements) apply to partnerships and those holding Fund shares through partnerships. Such investors shall consult with their tax advisers concerning the consequences of investing in the Fund.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Non-U.S. shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Non-U.S. shareholders. The exception to withholding for interest-related dividends does not apply to distributions to a Non-U.S. shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a United States person (as such term is defined under the Code), (B) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation for tax purposes.
The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.
Non-U.S. shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.
Distributions by the Fund to Non-U.S. shareholders other than Capital Gain Dividends, short-term capital gain dividends, interest-related dividends or exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty).
A Non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the Non-U.S. shareholder of a trade or business within the United States, or (ii) in the case of a Non-U.S. shareholder that is an individual, such shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.
Non-U.S. shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Non-U.S. shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a corporate Non-U.S. shareholder, may also be subject to a branch profits tax. If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by such shareholder in the United States. More generally, Non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.
Non-U.S. shareholders also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.
For a Non-U.S. shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Non-U.S. shareholders should consult their tax advisors in this regard.
Additional considerations may apply to Non-U.S. shareholders that are foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.
A Non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
Backup Withholding
The Fund is generally required to withhold and remit the legally required backup withholding amount (currently a flat rate of 24%) of taxable distributions, sales proceeds, redemption proceeds, if any, and any other payments paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number or social security number, who has under-reported dividend or interest income, or who is otherwise subject to backup withholding.

In certain circumstances, the IRS may also require the Fund to backup withhold even when an appropriate taxpayer number or social security number has been provided or certified. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is timely furnished to the IRS.
Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of the Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share repurchases or Capital Gain Dividends the Fund pays, which can be relied on currently. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Non-U.S. shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Shareholders that are United States persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Shares Purchased Through Tax-Qualified Plans
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.
PERFORMANCE-RELATED AND COMPARATIVE INFORMATION
The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Broadridge Financial Solutions, Inc. (“Broadridge”), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Broadridge, which the Fund believes to be generally accurate.
The Fund, in its advertisements, may refer to pending legislation from time to time and the possible effect of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.
Past performance is not indicative of future results. At the time Shareholders redeem their shares, they may be worth more or less than their original investment.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT
The custodian of the assets of the Fund is U.S. Bank National Association (the “Custodian”), 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian holds and administers the assets in the Fund’s portfolio.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent, dividend disbursement agent, and shareholder servicing agent, as well as agent for the Plan. Fund Services also serves as the Fund’s administrator, providing the Fund with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and it has audited the Fund’s seed financial statements included in the Fund’s registration statement. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services to the Fund as requested.
COUNSEL
Vedder Price P.C., 222 North La Salle Street, Chicago, IL 60601, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.
REGISTRATION STATEMENT
A registration statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this SAI are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS
Set forth below are the initial audited financial statements of the Fund as of June 5, 2026.

Muzinich Aviation Income Fund (mAIR)
STATEMENT OF ASSETS AND LIABILITIES
June 5, 2026

Assets:
Cash	$100,000
Deferred offering costs (Note 2)	89,421
Receivable from Investment Manager for reimbursement of
organizational expenses (Note 3)	27,461
Total Assets	216,882

Liabilities:
Accrued organizational expenses (Note 2)	27,461
Accrued offering costs (Note 2)	89,421
Total Liabilities	116,882
Commitments and Contingencies (Note 2)

Net Assets	$100,000

Net assets Consist of:
Paid in capital	$100,000
Net Assets	$100,000

Net Asset Value, offering and/or redemption price per share (4,000 Supra Institutional Class Common Shares)*	$25.00

*Unlimited shares authorized without par value.

Muzinich Aviation Income Fund (mAIR)
STATEMENT OF OPERATIONS
For the One Day Ended June 5, 2026

Expenses:
Organizational Expenses (Note 2)	$27,461
Total Expenses	27,461
Less: Reimbursement from the Investment Manager (Note 3)	(27,461)

Net Increase in Net Assets Resulting from Operations	$—

Muzinich Aviation Income Fund (mAIR)
NOTES TO THE FINANCIAL STATEMENTS
June 5, 2026

1.Organization

Muzinich Aviation Income Fund (mAIR) (the “Fund”) was organized as a Delaware statutory trust on January 12, 2026, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a continuously offered, diversified closed-end management investment company issuing shares operating as an “interval fund”.

As of June 5, 2026, the Fund has had no operations other than those actions relating to organizational and registration matters, including the sale and issuance to Muzinich & Co., Inc. (the “Adviser”) of 4,000 Supra Institutional Class Common Shares of the Fund at an aggregate purchase amount of $100,000. The proceeds of the 4,000 Supra Institutional Class Common Shares were held in cash at June 5, 2026. There are an unlimited number of authorized shares with no par value.

The Fund’s investment objective is to seek to provide total return primarily consisting of current income. The Fund seeks to achieve its investment objective by investing primarily in aviation-related debt instruments and securities. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities and other investments in Aviation Assets. For purposes of the 80% policy, “Aviation Assets” include (i) debt secured by and/or used to finance commercial passenger and freighter aircraft and/or aircraft engines and/or other assets primarily used in the aviation industry; (ii) aviation-related corporate debt, including primary and secondary issuances of bonds, loans, securitized debt and trade claims, issued by entities or companies whose business or revenues relate primarily to the production, servicing, operation and use of commercial passenger and freighter aircraft and/or aircraft engines and the provision of passenger, cargo, and other aviation services, as reasonably determined by the Investment Manager; and (iii) corporate debt and equity securities of issuers whose revenues are primarily derived from, or whose assets are primarily used or invested in, the aviation industry, as reasonably determined by the Investment Manager. The Investment Manager considers the term primarily to mean at least 50% of an issuer’s revenues or assets, respectively.
To pursue its investment objective, the Fund will invest in debt securities secured by aviation assets which may include asset-backed securities (“ABS”), private secured loans, collateralized loan obligations (“CLOs”), direct loans and syndicated loans, and other debt securities secured by commercial passenger and freighter aircraft and aircraft engines (collectively, “Aviation-Backed Debt”). The Fund also will invest in debt issued by special purpose vehicles (“SPVs”) that own, finance, and lease commercial passenger and freighter aircraft and/or aircraft engines, and such debt will be secured by the leased assets (“Leased Aircraft Assets”). The Fund will primarily invest in U.S. dollar (USD) denominated Aviation Assets. The Fund expects, under normal circumstances, to allocate not more than 75% of its Managed Assets (as defined below) in Aviation-Backed Debt and not more than 45% of its Managed Assets in Leased Aircraft Assets. The allocation between these and other Aviation Assets may fluctuate significantly depending upon various factors, including market and economic conditions, availability of investment opportunities, and fund subscription and repurchase activity.
The Fund may also invest in aviation-related corporate debt, including primary and secondary issuances of bonds, loans, securitized debt and trade claims, issued by entities or companies whose business or revenues relate primarily to the production, servicing, operation and use of commercial passenger and freighter aircraft and/or aircraft engines and the provision of passenger, cargo, and other aviation services.
The Fund may purchase assignments of, or participations in, loans made to various issuers, including distressed loans. Such investments may include senior secured, junior secured and mezzanine loans and other secured and unsecured debt that has been originated on a primary basis or that trade on the secondary market. The Fund may invest in commercial loans originated by the Investment Manager.
The Fund may utilize leverage for investment purposes and borrow money for temporary liquidity using bank borrowings or similar financing arrangements to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

2.Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

(a) Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

(b) Organization and Offering Costs

Organization and offering expenses shall mean all third party charges and out-of-pocket costs and expenses incurred by the Fund and the Investment Manager in connection with the formation of the Fund, the offering of the Fund's shares, and the admission of investors in the Fund, including, without limitation, legal, accounting, filing, advertising and all other expenses incurred in connection with the offer and sale of interests in the Fund.

The Fund's organizational costs of $27,461 have been accrued through June 5, 2026. The Fund's offering costs of $89,421 have been recorded as a deferred asset. These offering costs are accounted for as a deferred charge until Fund shares are offered to the public and will thereafter be amortized to expense over twelve months on a straight-line basis. The Fund's organizational costs and offering expenses are subject to the expense limitation agreement as described in Note 3.

(c) Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(d) Federal Income Taxes

The Fund intends to qualify as a “regulated investment company’ under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(e) Segment Reporting

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Principal Executive Officer and Principal Financial Officer of the Fund act as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and evaluates performance in accordance with the Fund’s principal investment strategies disclosed in its prospectus. The CODM assesses the segment’s performance to make resource allocation decisions for the Fund. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statements of Operations. There were no intra-entity sales or transfers during the reporting period.

3.Agreements

(a) Investment Management Agreement

The Investment Management Agreement (“the Agreement”) became effective upon the commencement of the Investment Manager’s management of the continuous investment program for the Fund and will continue in effect for an initial two-year term, and thereafter may continue in effect only if such continuance is specifically approved as required under the 1940 Act or any exemptive order issued by, or guidance, interpretation, or position of the staff of, the SEC with respect thereto; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided therein, the Investment Manager may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

Pursuant to the Agreement, the Fund shall pay to the Investment Manager compensation at an annual rate of 1.25%, accrued daily and payable monthly in arrears by the 10th business day of the next succeeding month, based upon the daily “Managed Assets” of the Fund. Managed Assets means the total value of all assets of the Fund (including any assets attributable to any leverage that is outstanding), less the amount equal to all accrued debts, liabilities, and obligations of the Fund (excluding debts, liabilities and obligations representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). The value of the Fund’s assets for this purpose shall be computed in accordance with the Fund’s policies and procedures for calculating its net asset value.

The Investment Manager agrees with the Fund to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”) if required to ensure the Total Annual Operating Expenses of the Fund (excluding any taxes; fees and interest payments on borrowed funds; fees and expenses, including dividend and interest expenses, associated with the issuance of preferred shares; brokerage commissions and transactional and other investment-related costs and expenses; distribution and shareholder servicing fees (whether paid pursuant to a Rule 12b-1 plan or otherwise); acquired fund fees and expenses (as determined in accordance with SEC Form N-2); dividend expenses on short sales; expenditures which are capitalized in accordance with generally accepted accounting principles; and extraordinary or non-routine expenses, such as expenses incurred in connection with any merger or reorganization with, or the acquisition of all or substantially all of the assets of, another fund, redomiciling the Fund, litigation, potential litigation and indemnification expenses and expenses incurred in the initial registration and offering of Fund shares) do not exceed 2.00% of the average daily net assets of the Fund (the “Expense Limit”).The Expense Limitation Agreement shall terminate upon the earlier of termination of the Investment Management Agreement or on the first anniversary date of the Effective Date.

Under the Expense Limitation Agreement, for a period not to exceed three (3) years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided the Investment Manager is able to effect such recoupment and the Fund and each share class will remain in compliance with the applicable Expense Limit in place at the time of the Waiver or at the time of the recoupment. To the extent that such recoupment is due, the Fund shall effect such payment as promptly as possible upon request from the Investment Manager. To the extent that the full amount of such waived amount or expense assumed cannot be recouped as provided in the previous sentence within such applicable three-year period, such recoupment right shall be extinguished. The amount of expenses waived and subject to recoupment through June 5, 2029, is $27,461.

(b) Distributor

At commencement of the Fund’s investment operations, Quasar Distributors, LLC (the “Distributor”) will serve as the Fund’s Distributor.

(c) Administrator, Custodian and Transfer Agent

At commencement of the Fund’s investment operations, the custodian to the Fund will be U.S. Bank, N.A. At commencement of the Fund’s investment operations, the administrator, accounting agent and transfer agent to the Fund will be U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), an affiliate of U.S. Bank,

N.A. Employees of the Administrator serve as Chief Compliance Officer, President and Treasurer of the Fund and are not compensated by the Fund.

4.Capital Shares

The Fund will continuously offer Supra Institutional Class, Institutional Class, and Investor Class Common Shares. Common Shares will be sold at a public offering price equal to their net asset value (“NAV”) per share, plus any applicable sales charge. The Fund is offering on a continuous basis an unlimited number of common shares of beneficial interest. The Fund is seeking exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of its shares and to impose distribution and shareholder servicing fees and early withdrawal charges. It is uncertain when, or if, the Fund will be granted such exemptive relief. Pending receiving such exemptive relief, the Fund will offer Supra Institutional Class Common Shares only. The Fund's Supra Institutional Class is being offered initially at an offering price of $25 per share. The shares are expected to be offered on a continuous basis thereafter at a net asset value per share.

The Fund will be a closed-end “interval” fund and will make periodic offers to repurchase shares. Except as permitted by the Fund’s structure, no shareholder will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.

The Fund will make quarterly offers to repurchase between 5% and 25% of its outstanding common shares at NAV in the months of December, March, June and September, with the first such repurchase offer currently expected to be in the month of December 2026. The Fund currently expects to offer to repurchase 5% of its outstanding common shares quarterly at NAV, subject to approval of the Board.

5.Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of the date of these financial statements, the Investment Manager owned 100% of the Fund’s outstanding common shares.

6.Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be recognized or disclosed in the Fund’s financial statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of
Muzinich Aviation Income Fund (mAIR)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Muzinich Aviation Income Fund (mAIR) (the “Fund”) as of June 5, 2026, the related statement of operations for the one day then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 5, 2026 and the results of its operations for the one day then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of cash owned as of June 5, 2026, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2026.
COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
June 24, 2026

APPENDIX A - PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
(Appendix A to the Nominating and Governance Committee Charter)
A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.
1.    The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.
2.    All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).
3.    At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
4.    The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
5.    The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Exchange Act, adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares (and class, if any) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

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PART C: OTHER INFORMATION

Item 25.     Financial Statements and Exhibits

1.	Financial Statements

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “Act”) are filed as part of the Statement of Additional Information.

2.	Exhibits

	(a)	(i) Agreement and Declaration of Trust is incorporated by reference as an exhibit to the Registrant’s Registration Statement on Form N-2 filed on April 7, 2026.

(ii) Certificate of Trust is incorporated by reference as an exhibit to the Registrant’s Registration Statement on Form N-2 filed on April 7, 2026.

	(b)	Bylaws of Registrant is incorporated by reference as an exhibit to the Registrant’s Registration Statement on Form N-2 filed on April 7, 2026.

	(c)	Not applicable.

	(d)	Refer to exhibits (a)(i) and (b) above.

	(e)	Dividend Reinvestment Plan is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on June 24, 2026.

	(f)	Not applicable.

	(g)	Investment Management Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on June 24, 2026.

	(h)	(i) Distribution Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on June 24, 2026.

(ii) Form of Dealer Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on June 24, 2026.

(iii) 12b-1 Plan is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on June 24, 2026.

	(i)	Not applicable.

	(j)	Custodian Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on June 24, 2026.

	(k)	(i) Expense Limitation Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on June 24, 2026.

(ii) Fund Servicing Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on June 24, 2026.

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(A) Amendment to Fund Servicing Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on June 24, 2026.

(iii) Powers of Attorney — filed herewith.

(iv) 18f-3 Plan is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on June 24, 2026.

(l)	Opinion and Consent of Counsel is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on June 24, 2026.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm — filed herewith.

(o)	Not applicable.

(p)	Subscription Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on June 24, 2026.

(q)	Not applicable.

(r)	(i) Code of Ethics of the Registrant is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on June 24, 2026.

(ii) Code of Ethics of the Investment Manager is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on June 24, 2026.

(s)	Not applicable.

Item 26.     Marketing Arrangements
Not applicable.
Item 27.     Other Expenses of Issuance and Distribution
The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Legal Fees and Expenses	$75,000
Independent Registered Public Accounting Firm Fees	$6,000
SEC Fees	$14,000
Blue Sky Fees	$59,000
Miscellaneous	$5,000
Total	$159,000
Item 28.     Persons Controlled by or Under Common Control with Registrant
None.
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Item 29.     Number of Holders of Securities

Title of Class	Number of Record Holders as of August 12, 2026
Common Shares of Beneficial Interest, no par value	1

Item 30.     Indemnification
Article VIII of the Agreement and Declaration of Trust of the Registrant provides as follows:
Section 8.1    Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.
Section 8.2    Indemnification.
(a)    To the fullest extent permitted by law, the Trust shall indemnify, defend and hold harmless each Trustee, officer, employee, or agent of the Trust and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each of the aforementioned persons and entities, a “Covered Person”) from and against any and all losses, claims (actual or threatened), damages, liabilities, expenses (including, without limitation, attorneys’ fees and other legal fees and expenses, as well as accountants’ fees), judgments, fines, penalties and settlements (collectively, “Losses”) sustained or incurred by such Covered Person as a result of any act, decision or omission concerning the business or activities of, or that otherwise is related to, the Trust, including any Losses arising from any and all claims, demands, actions, suits, investigations or proceedings that relate to or arise in connection with the operations or business of the Trust or arise out of or are based upon in whole or in part such Covered Person’s relationship to the Trust, in which such Covered Person may be involved, or is threatened to be involved, as a party or otherwise, except to the extent such Losses are determined, by a court of competent jurisdiction in a final, non-appealable decision, to result from the willful misfeasance, bad faith, gross negligence or reckless disregard of such Covered Person. The indemnification provided by this Article VIII shall be in addition to any other rights to which a Covered Person may be entitled under any agreement, as a matter of law or otherwise. A Covered Person shall not be denied indemnification in whole or in part under this Article VIII because the Covered Person had an interest in the transaction with respect to which the indemnification applies.
(b)    A Covered Person shall be deemed to have acted with due care, reasonably and in good faith and therefore entitled to indemnification hereunder if, while discharging his or her duties or performing any function on behalf of an entity referred to this Article VIII, he or she acted in the reasonable belief that his or her actions were not contrary to the best interests of the Trust and were within the scope of authority granted to such Covered Person by this Trust Instrument or other lawful authorization, or he or she reasonably relied on advice, information, opinions, reports, statements (whether oral or written), financial statements or financial data prepared or furnished by any officer, committee, senior management, legal counsel, accountant (including public accountants) or other expert in matters involving the relevant expertise, or the written advice, direction or instruction of the Board of Trustees or a committee member thereof. A Covered Person may consult with counsel and accountants with respect to the affairs of the Trust and shall be fully protected and justified, to the extent allowed by law, in acting, or failing to act, if such action or failure to act is in accordance with the advice or opinion of such counsel or accountants.
(c)    The provisions of this Article VIII shall continue as to a Covered Person who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Covered Person is indemnified and regardless of any subsequent amendment to or restatement of this Trust Instrument and no amendment, restatement or termination of this Trust Instrument shall reduce or restrict the extent to which these indemnification provisions apply to actions taken or omissions made prior to the date of such amendment, restatement or termination.
(d)    Expenses (including reasonable attorneys’ fees) incurred by a Covered Person in connection with a proceeding described in this Article VIII of this Trust Instrument shall, from time to time, be advanced by the Trust prior to the final disposition of such claim (threatened or actual), investigation, demand, action, suit or proceeding upon receipt by the Trust of
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(a) an undertaking by or on behalf of such Covered Person to repay such amount if it shall be determined that such Covered Person is not entitled to be indemnified as authorized in this Article VIII of this Trust Instrument and (b) any of (i) such Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.
(e)    The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor, of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.
Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “1933 Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”
The Distribution Agreement between the Registrant and its principal underwriter, which is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on June 24, 2026, provides as follows:
7. Indemnification
The Fund shall indemnify, defend and hold the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Distributor Indemnitees”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the reasonable costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) that any Distributor Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or relating to (i) the Distributor serving as principal underwriter of the Fund pursuant to this Agreement; (ii) the Fund’s breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (iii) the Fund’s failure to comply with any applicable securities laws or regulations; or (iv) any claim that the Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Fund (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law any violation of any rule of FINRA or of the SEC or any other jurisdiction wherein Shares of the Fund are sold, provided, however, that the Fund’s obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such advertising materials or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Fund or its counsel by the Distributor in writing for use in such Registration Statement, Prospectus, shareholder reports, or sales literature and advertising materials. In no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement.
Item 31.     Business and Other Connections of Investment Adviser
Information as to the directors and officers of the Registrant’s investment adviser, Muzinich & Co., Inc. (the “Investment Manager”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Manager, and each director, executive officer, managing member or partner of the Investment Manager,
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is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-39604), and is incorporated herein by reference.
Item 32.     Location of Accounts and Records
U.S. Bank Global Fund Services, the Fund’s administrator and transfer agent, maintains certain required accounting-related and financial books and records of the Registrant at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. U.S. Bank N.A., the Fund’s custodian, maintains certain required accounting-related and financial books and records of the Registrant at 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI 53212. The other required books and records are maintained by the Investment Manager at 450 Park Avenue, New York, New York 10022.
Item 33.     Management Services
Not applicable.
Item 34.     Undertakings
1.    Not applicable.
2.    Not applicable.
3.    The Registrant undertakes:
a.    to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:
(1)    to include any prospectus required by Section 10(a)(3) of the Securities Act.
(2)    to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement.
(3)    to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.
b.    that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
c.    Not applicable;
d.    that, for the purpose of determining liability under the Securities Act to any purchaser:
(1)    if the Registrant is relying on Rule 430B [17 CFR 230.430B]:
(A)    Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B)    Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
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(2)    if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
e.    That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:
The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)    any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;
(2)    free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(3)    the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(4)    any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
4.    Not applicable.
5.    Not applicable.
6.    Not applicable.
7.    The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

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SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on August 12, 2026.

MUZINICH AVIATION INCOME FUND (mAIR)

By: /s/ Benjamin J. Eirich
Name: Benjamin J. Eirich
Title: President and Principal Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following person in the capacities indicated on August 12, 2026.

Signature	Title

*Jeannette L. Lewis	Chairperson and Independent Trustee
Jeannette L. Lewis
/s/ Benjamin J. Eirich	President and Principal Executive Officer
Benjamin J. Eirich
*P. Bradley Adams	Independent Trustee
P. Bradley Adams
*Stephen P. Ban	Independent Trustee
Stephen P. Ban
*Marie C. Winters	Independent Trustee
Marie C. Winters
/s/ Christopher C. Conrad	Treasurer and Principal Financial Officer
Christopher Conrad
* By: /s/ Benjamin J. Eirich Benjamin J. Eirich * Attorney-in-Fact pursuant to Powers of Attorney included in Exhibit (k)(iii).

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EXHIBIT INDEX

Exhibit	Exhibit No.

Powers of Attorney	(k)(iii)
Consent of Independent Registered Public Accounting Firm	(n)

8